UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-1400

Fidelity Contrafund
(Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

245 Summer St.

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2014

Item 1. Reports to Stockholders

Fidelity®

Contrafund®

Annual Report

December 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2014	Past 1 year	Past 5 years	Past 10 years
Fidelity® Contrafund®	9.56%	14.81%	9.66%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Contrafund®, a class of the fund, on December 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near an all-time high for the 12 months ending December 31, 2014, supported by low interest rates and strong corporate profits. The large-cap S&P 500® Index returned 13.69%, achieving a double-digit gain for the third consecutive year. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® returned 14.75%, while the small-cap Russell 2000® Index returned a relatively lackluster 4.89% amid growth and valuation worries. Utilities (+29%) ended the year as the top-performing sector in the S&P 500®, lifted by fourth-quarter demand for U.S.-focused, dividend-paying stocks. Health care (+25%), a much larger index component, also gained strongly, as did information technology (+20%) and consumer staples (+16%). Conversely, energy (-8%) was by far the biggest laggard, reflecting a sharp drop in crude prices beginning in June, attributed to weaker demand and a U.S. supply boom driven by shale drilling. Volatility was tame for much of the period, although it spiked to a three-year high in October amid growth concerns, Ebola fears, and unrest in Syria, Iraq and Ukraine. Yet stocks still gained for the fourth quarter, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate.

Comments from William Danoff, Portfolio Manager of Fidelity® Contrafund®: For the year, the fund's Retail Class shares gained 9.56%, trailing the S&P 500®. Versus the index, security selection in technology hurt most, especially Google, our largest holding (Class A and Class C) and biggest relative detractor. The firm continued to do phenomenally innovative things, but it is fighting a shift away from desktop search to less-expensive searches on mobile phones. Elsewhere in tech, the fund's large position in social-media firm Facebook helped relative performance, as did avoiding index name IBM. In the strong-performing health care sector, I could have done a much better job with surging biotechnology stocks. Notable mistakes included not owning enough Amgen, a biotech firm that made excellent advances, and avoiding index stock Allergan, the specialty drug company that announced plans to be acquired by Actavis. During 2014, I increased our allocation to Gilead Sciences and initiated a position in Bristol-Myers Squibb. I added to Microsoft, Bank of America and Johnson & Johnson, three large companies led by new CEOs. I reduced positions in Amazon.com and Coca-Cola and eliminated Discovery Communications, all of which reported disappointing earnings during the year. Lastly, our non-U.S. investments underperformed, due in part to a strong U.S. dollar.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1, 2014 to December 31, 2014
Contrafund	.60%
Actual		$ 1,000.00	$ 1,049.50	$ 3.10
HypotheticalA		$ 1,000.00	$ 1,022.18	$ 3.06
Class K	.49%
Actual		$ 1,000.00	$ 1,050.10	$ 2.53
HypotheticalA		$ 1,000.00	$ 1,022.74	$ 2.50

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Berkshire Hathaway, Inc. Class A	5.0	4.3
Wells Fargo & Co.	3.5	3.3
Apple, Inc.	3.4	3.1
Facebook, Inc. Class A	3.3	2.4
Google, Inc. Class A	2.8	3.6
Google, Inc. Class C	2.8	3.7
Biogen Idec, Inc.	2.6	2.4
The Walt Disney Co.	2.0	2.1
Microsoft Corp.	1.9	1.5
Colgate-Palmolive Co.	1.8	1.9
	29.1
Top Five Market Sectors as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	26.6	26.1
Financials	18.6	15.9
Health Care	17.8	13.6
Consumer Discretionary	15.7	17.1
Consumer Staples	7.5	7.3
Asset Allocation (% of fund's net assets)
As of December 31, 2014 *		As of June 30, 2014 **
	Stocks 98.4%		Stocks 96.5%
	Bonds 0.0%†		Bonds 0.0%†
	Convertible Securities 0.6%		Convertible Securities 0.5%
	Other Investments 0.1%		Other Investments 0.0%
	Short-Term Investments and Net Other Assets (Liabilities) 0.9%		Short-Term Investments and Net Other Assets (Liabilities) 3.0%
* Foreign investments	10.1%	** Foreign investments	10.0%

† Amount represents less than 0.1%

Annual Report

Investments December 31, 2014

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 15.7%
Automobiles - 1.1%
Mahindra & Mahindra Ltd. (a)	3,791,916	$ 73,927
Maruti Suzuki India Ltd. (a)	1,279,879	68,963
PT Astra International Tbk	7,567,400	4,513
Tata Motors Ltd. sponsored ADR	1,801,607	76,172
Tesla Motors, Inc. (a)(e)	4,266,060	948,814
		1,172,389
Hotels, Restaurants & Leisure - 3.7%
ARAMARK Holdings Corp.	3,682,118	114,698
Chipotle Mexican Grill, Inc. (a)(f)	1,917,663	1,312,660
Darden Restaurants, Inc.	1,782,154	104,488
Domino's Pizza, Inc.	1,346,251	126,776
Dunkin' Brands Group, Inc.	2,606,086	111,150
Hilton Worldwide Holdings, Inc.	1,375,825	35,895
Marriott International, Inc. Class A	5,809,689	453,330
Royal Caribbean Cruises Ltd.	439,438	36,223
Sodexo SA	113,426	11,154
Starbucks Corp.	17,269,774	1,416,985
Whitbread PLC	4,571,401	339,862
		4,063,221
Internet & Catalog Retail - 2.6%
Amazon.com, Inc. (a)	3,371,923	1,046,476
Netflix, Inc. (a)	918,371	313,725
priceline.com, Inc. (a)	914,613	1,042,851
TripAdvisor, Inc. (a)	6,523,805	487,067
		2,890,119
Leisure Products - 0.1%
Polaris Industries, Inc.	682,401	103,206
Media - 3.4%
Altice SA	236,669	18,689
Charter Communications, Inc. Class A (a)	193,844	32,298
Comcast Corp. Class A	5,319,025	308,557
DISH Network Corp. Class A (a)	1,565,399	114,102
Legend Pictures LLC (a)(i)(j)	80,333	161,998
Liberty Broadband Corp. Class C (a)	1,341,718	66,844
Liberty Global PLC:
Class A (a)	5,792,364	290,806
Class C	4,947,579	239,018
Liberty Media Corp. Class C (a)	5,366,873	188,002
Naspers Ltd. Class N	202,500	26,523
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
The Walt Disney Co.	23,452,764	$ 2,209,016
Weinstein Co. Holdings LLC Class A-1 (a)(i)(j)	41,234	7,505
		3,663,358
Multiline Retail - 0.1%
B&M European Value Retail S.A.	11,160,930	49,577
Dollarama, Inc.	917,054	46,887
Macy's, Inc.	766,643	50,407
Poundland Group PLC	239,020	1,223
		148,094
Specialty Retail - 2.6%
AutoZone, Inc. (a)	357,811	221,524
Home Depot, Inc.	1,838,623	193,000
L Brands, Inc.	432,331	37,418
O'Reilly Automotive, Inc. (a)	2,124,794	409,278
Signet Jewelers Ltd.	725,281	95,425
TJX Companies, Inc.	26,988,846	1,850,895
Tractor Supply Co.	347,577	27,396
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	279,285	35,704
		2,870,640
Textiles, Apparel & Luxury Goods - 2.1%
NIKE, Inc. Class B	16,767,657	1,612,210
Under Armour, Inc. Class A (sub. vtg.) (a)	9,935,868	674,645
VF Corp.	463,791	34,738
		2,321,593
TOTAL CONSUMER DISCRETIONARY		17,232,620
CONSUMER STAPLES - 7.5%
Beverages - 0.7%
Anheuser-Busch InBev SA NV ADR	633,022	71,101
Boston Beer Co., Inc. Class A (a)	509,556	147,537
Monster Beverage Corp. (a)	807,656	87,510
The Coca-Cola Co.	9,393,472	396,592
		702,740
Food & Staples Retailing - 2.2%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	1,472,523	61,712
Costco Wholesale Corp.	5,397,322	765,070
CVS Health Corp.	15,123,885	1,456,581
Diplomat Pharmacy, Inc. (e)	326,705	8,942
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
Kroger Co.	946,037	$ 60,745
Sprouts Farmers Market LLC (a)	509,050	17,298
		2,370,348
Food Products - 1.2%
Associated British Foods PLC	12,732,920	625,730
Keurig Green Mountain, Inc.	1,680,144	222,443
Mead Johnson Nutrition Co. Class A	635,938	63,937
Mondelez International, Inc.	9,374,478	340,528
The Hain Celestial Group, Inc. (a)	615,034	35,850
		1,288,488
Household Products - 2.3%
Colgate-Palmolive Co.	29,560,313	2,045,278
Procter & Gamble Co.	5,943,854	541,426
		2,586,704
Personal Products - 1.1%
AMOREPACIFIC Group, Inc.	21,458	19,505
Estee Lauder Companies, Inc. Class A	14,616,818	1,113,802
L'Oreal SA	260,253	43,868
		1,177,175
TOTAL CONSUMER STAPLES		8,125,455
ENERGY - 2.5%
Energy Equipment & Services - 0.3%
Schlumberger Ltd.	3,708,469	316,740
Oil, Gas & Consumable Fuels - 2.2%
Americas Petrogas, Inc. (a)(g)	3,560,563	751
Birchcliff Energy Ltd. (a)	4,264,630	28,705
Birchcliff Energy Ltd. (a)(g)	686,127	4,618
Concho Resources, Inc. (a)	375,820	37,488
Continental Resources, Inc. (a)(e)	3,193,241	122,493
EOG Resources, Inc.	8,952,406	824,248
Kinder Morgan Holding Co. LLC	6,441,282	272,531
Noble Energy, Inc. (f)	22,871,370	1,084,789
TAG Oil Ltd. (a)(g)	1,365,192	1,857
		2,377,480
TOTAL ENERGY		2,694,220
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - 18.6%
Banks - 8.2%
Bank of America Corp.	57,215,018	$ 1,023,577
Bank of Ireland (a)	1,346,601,885	504,606
Citigroup, Inc.	12,866,164	696,188
HDFC Bank Ltd. sponsored ADR	5,536,856	280,995
ICICI Bank Ltd. sponsored ADR	5,007,363	57,835
JPMorgan Chase & Co.	12,549,946	785,376
Kotak Mahindra Bank Ltd.	1,847,589	36,845
M&T Bank Corp. (e)	836,452	105,075
Metro Bank PLC Class A (a)(f)(j)	4,680,628	96,224
PNC Financial Services Group, Inc.	2,439,804	222,583
PT Bank Central Asia Tbk	66,989,800	71,059
U.S. Bancorp	27,043,886	1,215,623
Wells Fargo & Co.	70,963,733	3,890,232
		8,986,218
Capital Markets - 1.3%
Ameriprise Financial, Inc.	1,830,143	242,036
BlackRock, Inc. Class A	1,597,304	571,132
Charles Schwab Corp.	9,599,024	289,795
Morgan Stanley	6,352,776	246,488
Oaktree Capital Group LLC Class A	2,188,172	113,413
WisdomTree Investments, Inc.	756,749	11,862
		1,474,726
Consumer Finance - 1.6%
American Express Co.	15,912,693	1,480,517
Discover Financial Services	3,943,589	258,266
		1,738,783
Diversified Financial Services - 5.3%
Berkshire Hathaway, Inc. Class A (a)	24,168	5,461,972
IntercontinentalExchange Group, Inc.	104,034	22,814
McGraw Hill Financial, Inc.	3,870,202	344,371
		5,829,157
Insurance - 1.7%
ACE Ltd.	3,986,235	457,939
AIA Group Ltd.	59,139,400	326,181
American International Group, Inc.	808,789	45,300
Direct Line Insurance Group PLC	14,026,422	63,683
Fairfax Financial Holdings Ltd. (sub. vtg.)	110,722	58,018
Marsh & McLennan Companies, Inc.	6,229,887	356,599
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Insurance - continued
Prudential PLC	4,077,997	$ 94,281
The Chubb Corp.	3,705,635	383,422
The Travelers Companies, Inc.	791,573	83,788
		1,869,211
Real Estate Investment Trusts - 0.5%
American Tower Corp.	3,392,661	335,365
Equity Residential (SBI)	2,551,773	183,319
		518,684
TOTAL FINANCIALS		20,416,779
HEALTH CARE - 17.7%
Biotechnology - 6.1%
Agios Pharmaceuticals, Inc. (a)(e)	1,347,069	150,926
Alexion Pharmaceuticals, Inc. (a)	2,669,882	494,008
Amgen, Inc.	1,955,999	311,571
Auspex Pharmaceuticals, Inc.	813,954	42,716
Biogen Idec, Inc. (a)	8,398,747	2,850,955
Bluebird Bio, Inc. (a)	356,937	32,738
Celgene Corp. (a)	2,869,759	321,011
Exact Sciences Corp. (a)(e)	2,170,134	59,548
FibroGen, Inc.	42,475	1,161
Gilead Sciences, Inc. (a)	19,684,927	1,855,501
Karyopharm Therapeutics, Inc. (a)	1,059,316	39,650
Medivation, Inc. (a)	2,094,257	208,609
OvaScience, Inc. (a)	171,036	7,563
Pharmacyclics, Inc. (a)	176,395	21,566
Puma Biotechnology, Inc. (a)	101,064	19,128
Receptos, Inc. (a)	1,041,663	127,614
Regeneron Pharmaceuticals, Inc. (a)	368,588	151,213
		6,695,478
Health Care Equipment & Supplies - 1.8%
Becton, Dickinson & Co.	1,071,326	149,086
Boston Scientific Corp. (a)	24,771,012	328,216
C.R. Bard, Inc.	820,880	136,775
CareFusion Corp. (a)	2,162,882	128,345
Covidien PLC	1,583,147	161,924
DexCom, Inc. (a)	2,300,696	126,653
IDEXX Laboratories, Inc. (a)	74,256	11,010
Medtronic, Inc.	5,107,344	368,750
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Stryker Corp.	2,266,088	$ 213,760
Zimmer Holdings, Inc.	2,742,634	311,070
		1,935,589
Health Care Providers & Services - 3.4%
Aetna, Inc.	2,694,634	239,364
AmerisourceBergen Corp.	5,825,787	525,253
Anthem, Inc.	2,460,177	309,170
Cardinal Health, Inc.	2,294,210	185,212
Cigna Corp.	1,696,827	174,620
HCA Holdings, Inc. (a)	1,674,327	122,879
Henry Schein, Inc. (a)	2,785,820	379,289
UnitedHealth Group, Inc.	16,611,078	1,679,214
Universal Health Services, Inc. Class B	726,225	80,800
		3,695,801
Health Care Technology - 0.6%
Cerner Corp. (a)	10,629,309	687,291
Life Sciences Tools & Services - 1.2%
Eurofins Scientific SA	88,589	22,731
Illumina, Inc. (a)	139,929	25,828
Mettler-Toledo International, Inc. (a)(f)	2,194,532	663,758
Thermo Fisher Scientific, Inc.	4,207,103	527,108
Waters Corp. (a)	767,558	86,519
		1,325,944
Pharmaceuticals - 4.6%
AbbVie, Inc.	13,732,732	898,670
Actavis PLC (a)	1,374,745	353,873
Akorn, Inc. (a)	296,115	10,719
Astellas Pharma, Inc.	16,188,000	225,371
Bayer AG	2,405,488	327,888
Bristol-Myers Squibb Co.	11,199,810	661,125
Jazz Pharmaceuticals PLC (a)	483,553	79,172
Johnson & Johnson	18,983,557	1,985,111
Novo Nordisk A/S Series B	3,738,922	158,156
Pacira Pharmaceuticals, Inc. (a)	104,073	9,227
Shire PLC	688,375	48,806
Teva Pharmaceutical Industries Ltd. sponsored ADR	6,095,050	350,526
		5,108,644
TOTAL HEALTH CARE		19,448,747
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - 7.3%
Aerospace & Defense - 0.2%
Honeywell International, Inc.	516,593	$ 51,618
The Boeing Co.	826,046	107,369
TransDigm Group, Inc.	47,541	9,335
		168,322
Air Freight & Logistics - 0.7%
C.H. Robinson Worldwide, Inc.	1,184,370	88,697
FedEx Corp.	3,520,052	611,292
XPO Logistics, Inc. (a)(e)	1,737,230	71,018
		771,007
Airlines - 0.8%
Delta Air Lines, Inc.	1,182,596	58,172
Ryanair Holdings PLC sponsored ADR (a)	3,417,783	243,585
Southwest Airlines Co.	10,727,678	453,995
United Continental Holdings, Inc. (a)	2,308,602	154,422
		910,174
Building Products - 0.0%
ASSA ABLOY AB (B Shares)	207,277	11,029
Toto Ltd.	3,726,000	43,343
		54,372
Commercial Services & Supplies - 0.3%
Stericycle, Inc. (a)	2,783,069	364,805
Construction & Engineering - 0.0%
Larsen & Toubro Ltd. (a)	1,310,330	30,914
Electrical Equipment - 0.0%
Nidec Corp.	8,700	562
Sensata Technologies Holding BV (a)	134,955	7,073
		7,635
Industrial Conglomerates - 1.8%
3M Co.	6,550,325	1,076,349
Danaher Corp.	10,101,536	865,803
		1,942,152
Machinery - 0.5%
Deere & Co.	231,962	20,522
Illinois Tool Works, Inc.	3,977,646	376,683
PACCAR, Inc.	1,800,946	122,482
Rexnord Corp. (a)	403,254	11,376
Xylem, Inc.	284,040	10,813
		541,876
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Professional Services - 0.1%
Robert Half International, Inc.	2,059,440	$ 120,230
Verisk Analytics, Inc. (a)	153,474	9,830
		130,060
Road & Rail - 2.6%
Canadian Pacific Railway Ltd.	6,486,363	1,249,203
Daqin Railway Co. Ltd. (A Shares)	33,913,500	57,844
Union Pacific Corp.	12,988,035	1,547,265
		2,854,312
Trading Companies & Distributors - 0.3%
Air Lease Corp.:
Class A (f)(g)	1,571,173	53,907
Class A (f)	6,085,174	208,782
Noble Group Ltd.	34,842,647	29,726
		292,415
TOTAL INDUSTRIALS		8,068,044
INFORMATION TECHNOLOGY - 26.1%
Communications Equipment - 0.7%
F5 Networks, Inc. (a)	760,978	99,281
Palo Alto Networks, Inc. (a)	785,208	96,243
QUALCOMM, Inc.	8,050,830	598,418
		793,942
Electronic Equipment & Components - 1.3%
Amphenol Corp. Class A (f)	25,330,846	1,363,053
CDW Corp.	325,906	11,462
		1,374,515
Internet Software & Services - 10.3%
Akamai Technologies, Inc. (a)	1,767,237	111,265
Alibaba Group Holding Ltd. sponsored ADR	2,542,737	264,292
Baidu.com, Inc. sponsored ADR (a)	411,271	93,757
Cimpress NV (a)	575,040	43,036
Constant Contact, Inc. (a)(f)	2,154,034	79,053
Dropbox, Inc. (a)(j)	5,464,028	104,363
Facebook, Inc. Class A (a)	46,560,393	3,632,642
Google, Inc.:
Class A (a)	5,860,277	3,109,815
Class C (a)	5,843,161	3,075,840
JUST EAT Ltd. (a)	10,265,380	49,551
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
LendingClub Corp.	1,102,743	$ 27,899
LinkedIn Corp. (a)	686,021	157,586
NAVER Corp.	91,714	59,032
Tencent Holdings Ltd.	3,687,300	53,351
Yahoo!, Inc. (a)	9,165,716	462,960
		11,324,442
IT Services - 4.3%
Alliance Data Systems Corp. (a)	290,490	83,095
ASAC II LP (a)(j)	39,494,500	547,081
Fidelity National Information Services, Inc.	3,588,268	223,190
Fiserv, Inc. (a)	3,182,391	225,854
FleetCor Technologies, Inc. (a)	876,471	130,340
Gartner, Inc. Class A (a)	847,638	71,380
MasterCard, Inc. Class A	17,713,205	1,526,170
Visa, Inc. Class A	7,291,318	1,911,784
		4,718,894
Semiconductors & Semiconductor Equipment - 1.5%
Analog Devices, Inc.	2,044,183	113,493
ASML Holding NV	738,016	79,580
Avago Technologies Ltd.	3,857,628	388,039
Broadcom Corp. Class A	3,444,449	149,248
Freescale Semiconductor, Inc. (a)	6,321,937	159,502
Integrated Device Technology, Inc. (a)	1,276,728	25,024
KLA-Tencor Corp.	153,908	10,823
Linear Technology Corp.	697,385	31,801
M/A-COM Technology Solutions Holdings, Inc. (a)	826,263	25,846
NXP Semiconductors NV (a)	3,474,851	265,479
RF Micro Devices, Inc. (a)	1,881,792	31,219
Skyworks Solutions, Inc.	1,708,794	124,246
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	8,134,918	182,059
TriQuint Semiconductor, Inc. (a)	2,969,802	81,818
		1,668,177
Software - 4.5%
Activision Blizzard, Inc.	5,639,658	113,639
Adobe Systems, Inc. (a)	5,124,822	372,575
Intuit, Inc.	2,922,032	269,382
Manhattan Associates, Inc. (a)	49,803	2,028
Microsoft Corp.	44,869,870	2,084,205
Mobileye NV	8,302,715	303,082
Oracle Corp.	2,365,192	106,363
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
salesforce.com, Inc. (a)	17,169,185	$ 1,018,304
SAP AG	236,418	16,509
ServiceNow, Inc. (a)	1,355,295	91,957
Symantec Corp.	4,120,077	105,701
Trion World Network, Inc.:
warrants 8/10/17 (a)(j)	124,282	0*
warrants 10/3/18 (a)(j)	181,908	0*
Ultimate Software Group, Inc. (a)	640,150	93,984
Workday, Inc. Class A (a)	3,071,050	250,628
Xero Ltd. (a)(e)	1,410,309	17,767
Zendesk, Inc.	1,359,174	33,123
		4,879,247
Technology Hardware, Storage & Peripherals - 3.5%
Apple, Inc.	33,659,326	3,715,316
Samsung Electronics Co. Ltd.	60,496	73,096
SanDisk Corp.	229,164	22,453
		3,810,865
TOTAL INFORMATION TECHNOLOGY		28,570,082
MATERIALS - 3.0%
Chemicals - 2.3%
Agrium, Inc.	357,185	33,819
Air Products & Chemicals, Inc.	464,646	67,016
CF Industries Holdings, Inc.	690,847	188,283
E.I. du Pont de Nemours & Co.	468,880	34,669
Ecolab, Inc.	4,319,939	451,520
Monsanto Co.	2,059,013	245,990
Platform Specialty Products Corp. (a)	3,410,880	79,201
PPG Industries, Inc.	3,678,028	850,176
Sherwin-Williams Co.	1,969,725	518,116
		2,468,790
Containers & Packaging - 0.1%
Packaging Corp. of America	589,392	46,002
Rock-Tenn Co. Class A	1,456,701	88,830
		134,832
Metals & Mining - 0.5%
B2Gold Corp. (a)(f)	57,422,495	93,908
Eldorado Gold Corp.	1,088,575	6,634
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Metals & Mining - continued
Franco-Nevada Corp.	4,366,821	$ 215,033
Ivanhoe Mines Ltd. (a)(f)	23,384,070	20,530
Ivanhoe Mines Ltd. (a)(f)(g)	16,068,594	14,107
Ivanhoe Mines Ltd. Class A warrants 12/10/15 (a)(f)(g)	22,636,300	1,364
Nucor Corp.	850,701	41,727
POSCO	100,777	25,513
Steel Dynamics, Inc.	4,377,304	86,408
Tahoe Resources, Inc.	6,548,614	91,031
		596,255
Paper & Forest Products - 0.1%
International Paper Co.	1,241,661	66,528
TOTAL MATERIALS		3,266,405
TOTAL COMMON STOCKS (Cost $61,131,755)		107,822,352
Preferred Stocks - 0.6%

Convertible Preferred Stocks - 0.6%
CONSUMER DISCRETIONARY - 0.0%
Diversified Consumer Services - 0.0%
Airbnb, Inc. Series D (j)	578,817	23,565
Media - 0.0%
Mode Media Corp. Series M-1, 8.00% (a)(j)	1,228,555	2,027
TOTAL CONSUMER DISCRETIONARY		25,592
HEALTH CARE - 0.1%
Biotechnology - 0.1%
Intarcia Therapeutics, Inc. Series CC (a)(j)	2,100,446	68,033
INFORMATION TECHNOLOGY - 0.5%
Internet Software & Services - 0.4%
Dropbox, Inc.:
Series A (a)(j)	1,260,898	24,083
Series C (j)	698,385	13,339
Preferred Stocks - continued
	Shares	Value (000s)
Convertible Preferred Stocks - continued
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Pinterest, Inc.:
Series E, 8.00% (a)(j)	10,968,216	$ 190,957
Series F, 8.00% (j)	691,144	12,033
Uber Technologies, Inc. Series D, 8.00% (j)	4,868,916	162,221
		402,633
IT Services - 0.0%
Nutanix, Inc. Series E (j)	3,060,752	41,003
Software - 0.1%
Cloudera, Inc. Series F (j)	1,316,883	26,904
Cloudflare, Inc. Series D (j)	3,798,525	23,268
Trion World Network, Inc.:
Series C, 8.00% (a)(j)	3,950,196	3,318
Series C-1, 8.00% (a)(j)	310,705	261
Series D, 8.00% (a)(j)	333,435	280
		54,031
Technology Hardware, Storage & Peripherals - 0.0%
Pure Storage, Inc. Series E (a)(j)	2,007,356	32,640
TOTAL INFORMATION TECHNOLOGY		530,307
TOTAL CONVERTIBLE PREFERRED STOCKS		623,932
Nonconvertible Preferred Stocks - 0.0%
FINANCIALS - 0.0%
Banks - 0.0%
Royal Bank of Scotland Group PLC Series P, 6.25%	1,116,188	27,525
TOTAL PREFERRED STOCKS (Cost $499,578)		651,457
Corporate Bonds - 0.0%
		Principal Amount (000s)(d)
Convertible Bonds - 0.0%
INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
Trion World Network, Inc. 15% 10/10/15 pay-in-kind (j)		$ 1,303	1,303
Corporate Bonds - continued
		Principal Amount (000s)(d)	Value (000s)
Nonconvertible Bonds - 0.0%
FINANCIALS - 0.0%
Banks - 0.0%
Bank of Ireland 10% 7/30/16	EUR	13,616	$ 17,769
TOTAL CORPORATE BONDS (Cost $19,173)			19,072
Bank Loan Obligations - 0.1%

INDUSTRIALS - 0.1%
Building Products - 0.1%
Jeld-Wen, Inc. Tranche B, term loan 5.25% 10/15/21 (h) (Cost $54,034)		$ 54,580	54,034
Money Market Funds - 1.8%
	Shares
Fidelity Cash Central Fund, 0.13% (b)	1,088,749,374	1,088,749
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	849,175,501	849,176
TOTAL MONEY MARKET FUNDS (Cost $1,937,925)		1,937,925
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $63,642,465)		110,484,840
NET OTHER ASSETS (LIABILITIES) - (0.9)%		(948,556)
NET ASSETS - 100%		$ 109,536,284
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.
(f) Affiliated company

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $76,604,000 or 0.1% of net assets.

(h) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(i) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is owned by the Fund.

(j) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,542,406,000 or 1.4% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Airbnb, Inc. Series D	4/16/14	$ 23,565
ASAC II LP	10/10/13	$ 394,945
Cloudera, Inc. Series F	2/5/14	$ 19,174
Cloudflare, Inc. Series D	11/5/14	$ 23,268
Dropbox, Inc.	5/2/12	$ 49,445
Dropbox, Inc. Series A	5/29/12	$ 11,410
Dropbox, Inc. Series C	1/30/14	$ 13,340
Intarcia Therapeutics, Inc. Series CC	11/14/12	$ 28,629
Legend Pictures LLC	9/23/10 - 10/15/14	$ 117,531
Metro Bank PLC Class A	12/8/09 - 12/6/13	$ 80,047
Mode Media Corp. Series M-1, 8.00%	3/19/08	$ 26,058
Nutanix, Inc. Series E	8/26/14	$ 41,003
Pinterest, Inc. Series E, 8.00%	10/23/13	$ 159,376
Pinterest, Inc. Series F, 8.00%	5/15/14	$ 11,739
Pure Storage, Inc. Series E	8/22/13	$ 13,914
Security	Acquisition Date	Acquisition Cost (000s)
Trion World Network, Inc. warrants 8/10/17	8/10/10	$ 0*
Trion World Network, Inc. warrants 10/3/18	10/10/13	$ 0*
Trion World Network, Inc. Series C, 8.00%	8/22/08	$ 21,691
Trion World Network, Inc. Series C-1, 8.00%	8/10/10	$ 1,706
Trion World Network, Inc. Series D, 8.00%	3/20/13	$ 1,754
Trion World Network, Inc. 15% 10/10/15 pay-in-kind	10/10/13 - 10/10/14	$ 1,302
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$ 75,532
Weinstein Co. Holdings LLC Class A-1	10/19/05	$ 41,234
* Amount represents less than $1,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 4,208
Fidelity Securities Lending Cash Central Fund	4,187
Total	$ 8,395
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Air Lease Corp. Class A (144A)	$ 50,489	$ -	$ 1,943*	$ 205	$ 53,907
Air Lease Corp. Class A	144,090	96,233	34,673*	722	208,782
Amphenol Corp. Class A	905,079	312,054	59,828*	10,184	1,363,053
B2Gold Corp.	97,255	38,177	32,293*	-	93,908
B2Gold Corp. (144A)	12,006	-	8*	-	-
Chipotle Mexican Grill, Inc.	909,505	221,072	78,476*	-	1,312,660
Concur Technologies, Inc.	395,008	-	358,209*	-	-
Constant Contact, Inc.	50,523	29,301	9,740*	-	79,053
Cornerstone OnDemand, Inc.	141,270	4,590	138,411*	-	-
Discovery Communications, Inc. Class A	1,312,435	-	830,743*	-	-
Dunkin' Brands Group, Inc.	344,509	-	200,022*	5,140	-
Five Below, Inc.	168,373	-	148,021*	-	-
Ivanhoe Mines Ltd.	-	29,227	404*	-	20,530
Ivanhoe Mines Ltd. (144A)	28,303	-	15*	-	14,107
Ivanhoe Mines Ltd. Class A warrants 12/10/15	-	3,314	26*	-	1,364
Metro Bank PLC rights 1/13/14	-	-	-	-	-
Metro Bank PLC Class A	100,762	-	-	-	96,224
Mettler-Toledo International, Inc.	596,249	36,231	95,624*	-	663,758
NetSuite, Inc.	403,365	10,542	355,579*	-	-
Noble Energy, Inc.	2,392,270	-	723,751*	22,115	1,084,789
ServiceNow, Inc.	382,280	94,275	390,226*	-	-
Tableau Software, Inc.	82,296	34,405	113,226*	-	-
Tahoe Resources, Inc.	34,598	2,894	16,582*	111	-
TJX Companies, Inc.	2,598,713	80,610	845,074*	21,932	-
TripAdvisor, Inc.	721,785	96,915	271,024*	-	-
Total	$ 11,871,163	$ 1,089,840	$ 4,703,898	$ 60,409	$ 4,992,135
* Includes the value of securities delivered through in-kind transactions.
Other Information

The following is a summary of the inputs used, as of December 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 17,258,212	$ 16,915,714	$ 147,403	$ 195,095
Consumer Staples	8,125,455	8,105,950	19,505	-
Energy	2,694,220	2,694,220	-	-
Financials	20,444,304	19,315,108	1,032,972	96,224
Health Care	19,516,780	18,688,526	760,221	68,033
Industrials	8,068,044	7,905,655	162,389	-
Information Technology	29,100,389	27,413,568	505,070	1,181,751
Materials	3,266,405	3,240,892	25,513	-
Corporate Bonds	19,072	-	17,769	1,303
Bank Loan Obligations	54,034	-	54,034	-
Money Market Funds	1,937,925	1,937,925	-	-
Total Investments in Securities:	$ 110,484,840	$ 106,217,558	$ 2,724,876	$ 1,542,406

The following is a summary of transfers between Level 1 and Level 2 for the period ended December 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$ 1,485,664
Level 2 to Level 1	$ 0
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Equities - Information Technology
Beginning Balance	$ 306,808
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	278,302
Cost of Purchases	184,056
Proceeds of Sales	(57,953)
Amortization/Accretion	-
Transfers into Level 3	470,538
Transfers out of Level 3	-
Ending Balance	$ 1,181,751
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2014	$ 278,302
Other Investments in Securities
Beginning Balance	$ 716,850
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	30,901
Cost of Purchases	83,442
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	(470,538)
Ending Balance	$ 360,655
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2014	$ 30,901

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period, and proceeds of sales includes securities delivered through in-kind transactions. See Note 4 of the Notes to Financial Statements. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	89.9%
United Kingdom	1.8%
Canada	1.7%
Ireland	1.3%
Others (Individually Less Than 1%)	5.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	December 31, 2014

Assets
Investment in securities, at value (including securities loaned of $831,660) - See accompanying schedule: Unaffiliated issuers (cost $59,335,077)	$ 103,554,780
Fidelity Central Funds (cost $1,937,925)	1,937,925
Other affiliated issuers (cost $2,369,463)	4,992,135
Total Investments (cost $63,642,465)		$ 110,484,840
Receivable for investments sold		224,217
Receivable for fund shares sold		941,837
Dividends receivable		88,204
Interest receivable		1,697
Distributions receivable from Fidelity Central Funds		480
Prepaid expenses		221
Other receivables		3,349
Total assets		111,744,845

Liabilities
Payable to custodian bank	$ 220
Payable for investments purchased	40,233
Payable for fund shares redeemed	1,260,595
Accrued management fee	43,644
Other affiliated payables	11,007
Other payables and accrued expenses	3,686
Collateral on securities loaned, at value	849,176
Total liabilities		2,208,561

Net Assets		$ 109,536,284
Net Assets consist of:
Paid in capital		$ 62,033,900
Accumulated net investment loss		(3,392)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		663,434
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		46,842,342
Net Assets		$ 109,536,284

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	December 31, 2014

Contrafund: Net Asset Value, offering price and redemption price per share ($75,056,881 ÷ 766,090 shares)	$ 97.97

Class K: Net Asset Value, offering price and redemption price per share ($34,479,403 ÷ 352,196 shares)	$ 97.90

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended December 31, 2014

Investment Income
Dividends (including $60,409 earned from other affiliated issuers)		$ 1,025,741
Interest		2,589
Income from Fidelity Central Funds		8,395
Total income		1,036,725

Expenses
Management fee Basic fee	$ 599,407
Performance adjustment	(66,759)
Transfer agent fees	127,634
Accounting and security lending fees	3,616
Custodian fees and expenses	1,483
Independent trustees' compensation	450
Appreciation in deferred trustee compensation account	2
Registration fees	500
Audit	284
Legal	309
Miscellaneous	824
Total expenses before reductions	667,750
Expense reductions	(2,373)	665,377
Net investment income (loss)		371,348
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	9,777,728
Other affiliated issuers	1,777,844
Foreign currency transactions	(1,629)
Total net realized gain (loss)		11,553,943
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,979,763)
Assets and liabilities in foreign currencies	(152)
Total change in net unrealized appreciation (depreciation)		(1,979,915)
Net gain (loss)		9,574,028
Net increase (decrease) in net assets resulting from operations		$ 9,945,376

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2014	Year ended December 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 371,348	$ 391,530
Net realized gain (loss)	11,553,943	8,899,671
Change in net unrealized appreciation (depreciation)	(1,979,915)	19,322,034
Net increase (decrease) in net assets resulting from operations	9,945,376	28,613,235
Distributions to shareholders from net investment income	(299,409)	(174,645)
Distributions to shareholders from net realized gain	(7,375,128)	(7,910,259)
Total distributions	(7,674,537)	(8,084,904)
Share transactions - net increase (decrease)	(3,679,049)	6,003,109
Total increase (decrease) in net assets	(1,408,210)	26,531,440

Net Assets
Beginning of period	110,944,494	84,413,054
End of period (including accumulated net investment loss of $3,392 and accumulated net investment loss of $40,469, respectively)	$ 109,536,284	$ 110,944,494

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Contrafund

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 96.14	$ 77.57	$ 67.45	$ 67.73	$ 58.28
Income from Investment Operations
Net investment income (loss) B	.30	.33	.30	.04	(.02)
Net realized and unrealized gain (loss)	8.67	25.70	10.66	(.13)	9.86
Total from investment operations	8.97	26.03	10.96	(.09)	9.84
Distributions from net investment income	(.25)	(.13)	(.19) E	(.04)	(.01)
Distributions from net realized gain	(6.89)	(7.33)	(.65) E	(.15)	(.38)
Total distributions	(7.14)	(7.46)	(.84)	(.19)	(.39)
Net asset value, end of period	$ 97.97	$ 96.14	$ 77.57	$ 67.45	$ 67.73
Total ReturnA	9.56%	34.15%	16.26%	(.14)%	16.93%
Ratios to Average Net Assets C, F
Expenses before reductions	.64%	.67%	.74%	.81%	.92%
Expenses net of fee waivers, if any	.64%	.67%	.74%	.81%	.92%
Expenses net of all reductions	.64%	.66%	.74%	.81%	.91%
Net investment income (loss)	.31%	.37%	.40%	.06%	(.03)%
Supplemental Data
Net assets, end of period (in millions)	$ 75,057	$ 74,962	$ 58,769	$ 54,677	$ 60,498
Portfolio turnover rateD	45% G	46%	48%	55%	46%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 96.07	$ 77.51	$ 67.40	$ 67.70	$ 58.25
Income from Investment Operations
Net investment income (loss) B	.40	.42	.39	.12	.06
Net realized and unrealized gain (loss)	8.68	25.70	10.65	(.14)	9.87
Total from investment operations	9.08	26.12	11.04	(.02)	9.93
Distributions from net investment income	(.36)	(.23)	(.28) E	(.13)	(.01)
Distributions from net realized gain	(6.89)	(7.33)	(.65) E	(.15)	(.47)
Total distributions	(7.25)	(7.56)	(.93)	(.28)	(.48)
Net asset value, end of period	$ 97.90	$ 96.07	$ 77.51	$ 67.40	$ 67.70
Total ReturnA	9.68%	34.30%	16.40%	(.02)%	17.09%
Ratios to Average Net Assets C, F
Expenses before reductions	.54%	.56%	.63%	.69%	.79%
Expenses net of fee waivers, if any	.54%	.56%	.63%	.69%	.79%
Expenses net of all reductions	.54%	.56%	.62%	.69%	.78%
Net investment income (loss)	.41%	.48%	.51%	.18%	.10%
Supplemental Data
Net assets, end of period (in millions)	$ 34,479	$ 35,982	$ 25,644	$ 18,047	$ 14,034
Portfolio turnover rateD	45% G	46%	48%	55%	46%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2014

(Amounts in thousands except percentages)

1. Organization.

Fidelity Contrafund (the Fund) is a fund of Fidelity Contrafund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Contrafund and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available, are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using

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3. Significant Accounting Policies - continued

Investment Valuation - continued

the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and bank loan obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 12/31/14 (000s)	Valuation Technique (s)	Unobservable Input	Amount or Range/ Weighted Average	Impact to Valuation from an Increase in Input*
Corporate Bonds	$ 1,303	Last transaction price	Transaction price	$100.00	Increase
Equities	$ 1,541,103	Discounted cash flow	Discount rate	8.0% - 30.0% / 17.7%	Decrease
			Probability rate	80%	Increase
			Perpetual growth rate	2.5%	Increase
		Last transaction price	Transaction price	$6.13 - $2,016.58 / $809.93	Increase
		Market comparable	Discount rate	10.0% - 50.0% / 14.1%	Decrease
			EV/EBITDA multiple	8.0	Increase
			EV/Sales multiple	2.2 - 11.3 / 9.0	Increase
			P/B multiple	2.6	Increase
		Partnership NAV	Discount rate	10.0%	Decrease
		Tender offer	Tender offer	$19.10	Increase

* Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2014, including information on transfers between Levels 1 and 2, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

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3. Significant Accounting Policies - continued

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, redemptions in kind, partnerships, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 47,021,498
Gross unrealized depreciation	(564,061)
Net unrealized appreciation (depreciation) on securities and other investments	$ 46,457,437

Tax Cost	$ 64,027,403

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 1,048,373
Net unrealized appreciation (depreciation) on securities	$ 46,457,124

The tax character of distributions paid was as follows:

	December 31, 2014	December 31, 2013
Ordinary Income	$ 299,409	$ 174,645
Long-term Capital Gains	7,375,128	7,910,259
Total	$ 7,674,537	$ 8,084,904

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate

Annual Report

3. Significant Accounting Policies - continued

Loans and Other Direct Debt Instruments - continued

the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $48,010,114 and $59,426,472, respectively.

Redemptions In-Kind. During the period, 64,443 shares of the Fund held by unaffiliated entities were redeemed in kind for cash and investments, including accrued interest, with a value of $6,262,106. The net realized gain of $3,707,624 on securities delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 10: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

the management fee is based on the relative investment performance of Contrafund as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .49% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Contrafund. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Contrafund	$ 112,114.15
Class K	15,520.05
	$ 127,634

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $666 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $21.

Annual Report

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $175 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $2,393. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $4,187, including $71 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $934 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

8. Expense Reductions - continued

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses, including certain Contrafund expenses during the period in the amount of $1,437.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2014	2013
From net investment income
Contrafund	$ 183,648	$ 94,711
Class K	115,761	79,934
Total	$ 299,409	$ 174,645
From net realized gain
Contrafund	$ 5,087,176	$ 5,361,041
Class K	2,287,952	2,549,218
Total	$ 7,375,128	$ 7,910,259

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended December 31,	2014	2013	2014	2013
Contrafund
Shares sold	78,564	100,690	$ 7,686,692	$ 8,857,095
Reinvestment of distributions	52,747	57,515	5,058,394	5,248,448
Shares redeemed	(144,975)A	(136,086)	(14,246,976)A	(11,999,987)
Net increase (decrease)	(13,664)	22,119	$ (1,501,890)	$ 2,105,556
Class K
Shares sold	75,358	77,060	$ 7,395,464	$ 6,767,404
Reinvestment of distributions	25,089	28,800	2,403,713	2,629,152
Shares redeemed	(122,804)A	(62,163)	(11,976,336)A	(5,499,003)
Net increase (decrease)	(22,357)	43,697	$ (2,177,159)	$ 3,897,553

A Amount includes in-kind redemptions (see Note 4: Redemptions In-Kind).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Contrafund and the Shareholders of Fidelity Contrafund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Contrafund (a fund of Fidelity Contrafund) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Contrafund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

Feburary 18, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Contrafund voted to pay shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Contrafund	02/09/2015	02/06/2015	$0.95

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2014, $7,895,126,786, or, if subsequently determined to be different, the net capital gain of such year.

Contrafund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Contrafund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Contrafund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Contrafund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Contrafund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2013.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc. Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

The Fidelity Telephone Connection

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and Account Assistance 1-800-544-6666

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CON-UANN-0215
1.787729.111

Fidelity®

Contrafund®-
Class K

Annual Report

December 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2014	Past 1 year	Past 5 years	Past 10 years
Class KA	9.68%	14.95%	9.76%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008, are those of Fidelity® Contrafund®, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Contrafund® - Class K on December 31, 2004. The chart shows how the value of your investment would have changed, and also shows how S&P 500® Index performed over the same period. See footnote A above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near an all-time high for the 12 months ending December 31, 2014, supported by low interest rates and strong corporate profits. The large-cap S&P 500® Index returned 13.69%, achieving a double-digit gain for the third consecutive year. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® returned 14.75%, while the small-cap Russell 2000® Index returned a relatively lackluster 4.89% amid growth and valuation worries. Utilities (+29%) ended the year as the top-performing sector in the S&P 500®, lifted by fourth-quarter demand for U.S.-focused, dividend-paying stocks. Health care (+25%), a much larger index component, also gained strongly, as did information technology (+20%) and consumer staples (+16%). Conversely, energy (-8%) was by far the biggest laggard, reflecting a sharp drop in crude prices beginning in June, attributed to weaker demand and a U.S. supply boom driven by shale drilling. Volatility was tame for much of the period, although it spiked to a three-year high in October amid growth concerns, Ebola fears, and unrest in Syria, Iraq and Ukraine. Yet stocks still gained for the fourth quarter, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate.

Comments from William Danoff, Portfolio Manager of Fidelity® Contrafund®: For the year, the fund's Class K shares gained 9.68%, trailing the S&P 500®. Versus the index, security selection in technology hurt most, especially Google, our largest holding (Class A and Class C) and biggest relative detractor. The firm continued to do phenomenally innovative things, but it is fighting a shift away from desktop search to less-expensive searches on mobile phones. Elsewhere in tech, the fund's large position in social-media firm Facebook helped relative performance, as did avoiding index name IBM. In the strong-performing health care sector, I could have done a much better job with surging biotechnology stocks. Notable mistakes included not owning enough Amgen, a biotech firm that made excellent advances, and avoiding index stock Allergan, the specialty drug company that announced plans to be acquired by Actavis. During 2014, I increased our allocation to Gilead Sciences and initiated a position in Bristol-Myers Squibb. I added to Microsoft, Bank of America and Johnson & Johnson, three large companies led by new CEOs. I reduced positions in Amazon.com and Coca-Cola and eliminated Discovery Communications, all of which reported disappointing earnings during the year. Lastly, our non-U.S. investments underperformed, due in part to a strong U.S. dollar.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense RatioB	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1, 2014 to December 31, 2014
Contrafund	.60%
Actual		$ 1,000.00	$ 1,049.50	$ 3.10
HypotheticalA		$ 1,000.00	$ 1,022.18	$ 3.06
Class K	.49%
Actual		$ 1,000.00	$ 1,050.10	$ 2.53
HypotheticalA		$ 1,000.00	$ 1,022.74	$ 2.50

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Berkshire Hathaway, Inc. Class A	5.0	4.3
Wells Fargo & Co.	3.5	3.3
Apple, Inc.	3.4	3.1
Facebook, Inc. Class A	3.3	2.4
Google, Inc. Class A	2.8	3.6
Google, Inc. Class C	2.8	3.7
Biogen Idec, Inc.	2.6	2.4
The Walt Disney Co.	2.0	2.1
Microsoft Corp.	1.9	1.5
Colgate-Palmolive Co.	1.8	1.9
	29.1
Top Five Market Sectors as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	26.6	26.1
Financials	18.6	15.9
Health Care	17.8	13.6
Consumer Discretionary	15.7	17.1
Consumer Staples	7.5	7.3
Asset Allocation (% of fund's net assets)
As of December 31, 2014 *		As of June 30, 2014 **
	Stocks 98.4%		Stocks 96.5%
	Bonds 0.0%†		Bonds 0.0%†
	Convertible Securities 0.6%		Convertible Securities 0.5%
	Other Investments 0.1%		Other Investments 0.0%
	Short-Term Investments and Net Other Assets (Liabilities) 0.9%		Short-Term Investments and Net Other Assets (Liabilities) 3.0%
* Foreign investments	10.1%	** Foreign investments	10.0%

† Amount represents less than 0.1%

Annual Report

Investments December 31, 2014

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 15.7%
Automobiles - 1.1%
Mahindra & Mahindra Ltd. (a)	3,791,916	$ 73,927
Maruti Suzuki India Ltd. (a)	1,279,879	68,963
PT Astra International Tbk	7,567,400	4,513
Tata Motors Ltd. sponsored ADR	1,801,607	76,172
Tesla Motors, Inc. (a)(e)	4,266,060	948,814
		1,172,389
Hotels, Restaurants & Leisure - 3.7%
ARAMARK Holdings Corp.	3,682,118	114,698
Chipotle Mexican Grill, Inc. (a)(f)	1,917,663	1,312,660
Darden Restaurants, Inc.	1,782,154	104,488
Domino's Pizza, Inc.	1,346,251	126,776
Dunkin' Brands Group, Inc.	2,606,086	111,150
Hilton Worldwide Holdings, Inc.	1,375,825	35,895
Marriott International, Inc. Class A	5,809,689	453,330
Royal Caribbean Cruises Ltd.	439,438	36,223
Sodexo SA	113,426	11,154
Starbucks Corp.	17,269,774	1,416,985
Whitbread PLC	4,571,401	339,862
		4,063,221
Internet & Catalog Retail - 2.6%
Amazon.com, Inc. (a)	3,371,923	1,046,476
Netflix, Inc. (a)	918,371	313,725
priceline.com, Inc. (a)	914,613	1,042,851
TripAdvisor, Inc. (a)	6,523,805	487,067
		2,890,119
Leisure Products - 0.1%
Polaris Industries, Inc.	682,401	103,206
Media - 3.4%
Altice SA	236,669	18,689
Charter Communications, Inc. Class A (a)	193,844	32,298
Comcast Corp. Class A	5,319,025	308,557
DISH Network Corp. Class A (a)	1,565,399	114,102
Legend Pictures LLC (a)(i)(j)	80,333	161,998
Liberty Broadband Corp. Class C (a)	1,341,718	66,844
Liberty Global PLC:
Class A (a)	5,792,364	290,806
Class C	4,947,579	239,018
Liberty Media Corp. Class C (a)	5,366,873	188,002
Naspers Ltd. Class N	202,500	26,523
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
The Walt Disney Co.	23,452,764	$ 2,209,016
Weinstein Co. Holdings LLC Class A-1 (a)(i)(j)	41,234	7,505
		3,663,358
Multiline Retail - 0.1%
B&M European Value Retail S.A.	11,160,930	49,577
Dollarama, Inc.	917,054	46,887
Macy's, Inc.	766,643	50,407
Poundland Group PLC	239,020	1,223
		148,094
Specialty Retail - 2.6%
AutoZone, Inc. (a)	357,811	221,524
Home Depot, Inc.	1,838,623	193,000
L Brands, Inc.	432,331	37,418
O'Reilly Automotive, Inc. (a)	2,124,794	409,278
Signet Jewelers Ltd.	725,281	95,425
TJX Companies, Inc.	26,988,846	1,850,895
Tractor Supply Co.	347,577	27,396
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	279,285	35,704
		2,870,640
Textiles, Apparel & Luxury Goods - 2.1%
NIKE, Inc. Class B	16,767,657	1,612,210
Under Armour, Inc. Class A (sub. vtg.) (a)	9,935,868	674,645
VF Corp.	463,791	34,738
		2,321,593
TOTAL CONSUMER DISCRETIONARY		17,232,620
CONSUMER STAPLES - 7.5%
Beverages - 0.7%
Anheuser-Busch InBev SA NV ADR	633,022	71,101
Boston Beer Co., Inc. Class A (a)	509,556	147,537
Monster Beverage Corp. (a)	807,656	87,510
The Coca-Cola Co.	9,393,472	396,592
		702,740
Food & Staples Retailing - 2.2%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	1,472,523	61,712
Costco Wholesale Corp.	5,397,322	765,070
CVS Health Corp.	15,123,885	1,456,581
Diplomat Pharmacy, Inc. (e)	326,705	8,942
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
Kroger Co.	946,037	$ 60,745
Sprouts Farmers Market LLC (a)	509,050	17,298
		2,370,348
Food Products - 1.2%
Associated British Foods PLC	12,732,920	625,730
Keurig Green Mountain, Inc.	1,680,144	222,443
Mead Johnson Nutrition Co. Class A	635,938	63,937
Mondelez International, Inc.	9,374,478	340,528
The Hain Celestial Group, Inc. (a)	615,034	35,850
		1,288,488
Household Products - 2.3%
Colgate-Palmolive Co.	29,560,313	2,045,278
Procter & Gamble Co.	5,943,854	541,426
		2,586,704
Personal Products - 1.1%
AMOREPACIFIC Group, Inc.	21,458	19,505
Estee Lauder Companies, Inc. Class A	14,616,818	1,113,802
L'Oreal SA	260,253	43,868
		1,177,175
TOTAL CONSUMER STAPLES		8,125,455
ENERGY - 2.5%
Energy Equipment & Services - 0.3%
Schlumberger Ltd.	3,708,469	316,740
Oil, Gas & Consumable Fuels - 2.2%
Americas Petrogas, Inc. (a)(g)	3,560,563	751
Birchcliff Energy Ltd. (a)	4,264,630	28,705
Birchcliff Energy Ltd. (a)(g)	686,127	4,618
Concho Resources, Inc. (a)	375,820	37,488
Continental Resources, Inc. (a)(e)	3,193,241	122,493
EOG Resources, Inc.	8,952,406	824,248
Kinder Morgan Holding Co. LLC	6,441,282	272,531
Noble Energy, Inc. (f)	22,871,370	1,084,789
TAG Oil Ltd. (a)(g)	1,365,192	1,857
		2,377,480
TOTAL ENERGY		2,694,220
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - 18.6%
Banks - 8.2%
Bank of America Corp.	57,215,018	$ 1,023,577
Bank of Ireland (a)	1,346,601,885	504,606
Citigroup, Inc.	12,866,164	696,188
HDFC Bank Ltd. sponsored ADR	5,536,856	280,995
ICICI Bank Ltd. sponsored ADR	5,007,363	57,835
JPMorgan Chase & Co.	12,549,946	785,376
Kotak Mahindra Bank Ltd.	1,847,589	36,845
M&T Bank Corp. (e)	836,452	105,075
Metro Bank PLC Class A (a)(f)(j)	4,680,628	96,224
PNC Financial Services Group, Inc.	2,439,804	222,583
PT Bank Central Asia Tbk	66,989,800	71,059
U.S. Bancorp	27,043,886	1,215,623
Wells Fargo & Co.	70,963,733	3,890,232
		8,986,218
Capital Markets - 1.3%
Ameriprise Financial, Inc.	1,830,143	242,036
BlackRock, Inc. Class A	1,597,304	571,132
Charles Schwab Corp.	9,599,024	289,795
Morgan Stanley	6,352,776	246,488
Oaktree Capital Group LLC Class A	2,188,172	113,413
WisdomTree Investments, Inc.	756,749	11,862
		1,474,726
Consumer Finance - 1.6%
American Express Co.	15,912,693	1,480,517
Discover Financial Services	3,943,589	258,266
		1,738,783
Diversified Financial Services - 5.3%
Berkshire Hathaway, Inc. Class A (a)	24,168	5,461,972
IntercontinentalExchange Group, Inc.	104,034	22,814
McGraw Hill Financial, Inc.	3,870,202	344,371
		5,829,157
Insurance - 1.7%
ACE Ltd.	3,986,235	457,939
AIA Group Ltd.	59,139,400	326,181
American International Group, Inc.	808,789	45,300
Direct Line Insurance Group PLC	14,026,422	63,683
Fairfax Financial Holdings Ltd. (sub. vtg.)	110,722	58,018
Marsh & McLennan Companies, Inc.	6,229,887	356,599
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Insurance - continued
Prudential PLC	4,077,997	$ 94,281
The Chubb Corp.	3,705,635	383,422
The Travelers Companies, Inc.	791,573	83,788
		1,869,211
Real Estate Investment Trusts - 0.5%
American Tower Corp.	3,392,661	335,365
Equity Residential (SBI)	2,551,773	183,319
		518,684
TOTAL FINANCIALS		20,416,779
HEALTH CARE - 17.7%
Biotechnology - 6.1%
Agios Pharmaceuticals, Inc. (a)(e)	1,347,069	150,926
Alexion Pharmaceuticals, Inc. (a)	2,669,882	494,008
Amgen, Inc.	1,955,999	311,571
Auspex Pharmaceuticals, Inc.	813,954	42,716
Biogen Idec, Inc. (a)	8,398,747	2,850,955
Bluebird Bio, Inc. (a)	356,937	32,738
Celgene Corp. (a)	2,869,759	321,011
Exact Sciences Corp. (a)(e)	2,170,134	59,548
FibroGen, Inc.	42,475	1,161
Gilead Sciences, Inc. (a)	19,684,927	1,855,501
Karyopharm Therapeutics, Inc. (a)	1,059,316	39,650
Medivation, Inc. (a)	2,094,257	208,609
OvaScience, Inc. (a)	171,036	7,563
Pharmacyclics, Inc. (a)	176,395	21,566
Puma Biotechnology, Inc. (a)	101,064	19,128
Receptos, Inc. (a)	1,041,663	127,614
Regeneron Pharmaceuticals, Inc. (a)	368,588	151,213
		6,695,478
Health Care Equipment & Supplies - 1.8%
Becton, Dickinson & Co.	1,071,326	149,086
Boston Scientific Corp. (a)	24,771,012	328,216
C.R. Bard, Inc.	820,880	136,775
CareFusion Corp. (a)	2,162,882	128,345
Covidien PLC	1,583,147	161,924
DexCom, Inc. (a)	2,300,696	126,653
IDEXX Laboratories, Inc. (a)	74,256	11,010
Medtronic, Inc.	5,107,344	368,750
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Stryker Corp.	2,266,088	$ 213,760
Zimmer Holdings, Inc.	2,742,634	311,070
		1,935,589
Health Care Providers & Services - 3.4%
Aetna, Inc.	2,694,634	239,364
AmerisourceBergen Corp.	5,825,787	525,253
Anthem, Inc.	2,460,177	309,170
Cardinal Health, Inc.	2,294,210	185,212
Cigna Corp.	1,696,827	174,620
HCA Holdings, Inc. (a)	1,674,327	122,879
Henry Schein, Inc. (a)	2,785,820	379,289
UnitedHealth Group, Inc.	16,611,078	1,679,214
Universal Health Services, Inc. Class B	726,225	80,800
		3,695,801
Health Care Technology - 0.6%
Cerner Corp. (a)	10,629,309	687,291
Life Sciences Tools & Services - 1.2%
Eurofins Scientific SA	88,589	22,731
Illumina, Inc. (a)	139,929	25,828
Mettler-Toledo International, Inc. (a)(f)	2,194,532	663,758
Thermo Fisher Scientific, Inc.	4,207,103	527,108
Waters Corp. (a)	767,558	86,519
		1,325,944
Pharmaceuticals - 4.6%
AbbVie, Inc.	13,732,732	898,670
Actavis PLC (a)	1,374,745	353,873
Akorn, Inc. (a)	296,115	10,719
Astellas Pharma, Inc.	16,188,000	225,371
Bayer AG	2,405,488	327,888
Bristol-Myers Squibb Co.	11,199,810	661,125
Jazz Pharmaceuticals PLC (a)	483,553	79,172
Johnson & Johnson	18,983,557	1,985,111
Novo Nordisk A/S Series B	3,738,922	158,156
Pacira Pharmaceuticals, Inc. (a)	104,073	9,227
Shire PLC	688,375	48,806
Teva Pharmaceutical Industries Ltd. sponsored ADR	6,095,050	350,526
		5,108,644
TOTAL HEALTH CARE		19,448,747
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - 7.3%
Aerospace & Defense - 0.2%
Honeywell International, Inc.	516,593	$ 51,618
The Boeing Co.	826,046	107,369
TransDigm Group, Inc.	47,541	9,335
		168,322
Air Freight & Logistics - 0.7%
C.H. Robinson Worldwide, Inc.	1,184,370	88,697
FedEx Corp.	3,520,052	611,292
XPO Logistics, Inc. (a)(e)	1,737,230	71,018
		771,007
Airlines - 0.8%
Delta Air Lines, Inc.	1,182,596	58,172
Ryanair Holdings PLC sponsored ADR (a)	3,417,783	243,585
Southwest Airlines Co.	10,727,678	453,995
United Continental Holdings, Inc. (a)	2,308,602	154,422
		910,174
Building Products - 0.0%
ASSA ABLOY AB (B Shares)	207,277	11,029
Toto Ltd.	3,726,000	43,343
		54,372
Commercial Services & Supplies - 0.3%
Stericycle, Inc. (a)	2,783,069	364,805
Construction & Engineering - 0.0%
Larsen & Toubro Ltd. (a)	1,310,330	30,914
Electrical Equipment - 0.0%
Nidec Corp.	8,700	562
Sensata Technologies Holding BV (a)	134,955	7,073
		7,635
Industrial Conglomerates - 1.8%
3M Co.	6,550,325	1,076,349
Danaher Corp.	10,101,536	865,803
		1,942,152
Machinery - 0.5%
Deere & Co.	231,962	20,522
Illinois Tool Works, Inc.	3,977,646	376,683
PACCAR, Inc.	1,800,946	122,482
Rexnord Corp. (a)	403,254	11,376
Xylem, Inc.	284,040	10,813
		541,876
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Professional Services - 0.1%
Robert Half International, Inc.	2,059,440	$ 120,230
Verisk Analytics, Inc. (a)	153,474	9,830
		130,060
Road & Rail - 2.6%
Canadian Pacific Railway Ltd.	6,486,363	1,249,203
Daqin Railway Co. Ltd. (A Shares)	33,913,500	57,844
Union Pacific Corp.	12,988,035	1,547,265
		2,854,312
Trading Companies & Distributors - 0.3%
Air Lease Corp.:
Class A (f)(g)	1,571,173	53,907
Class A (f)	6,085,174	208,782
Noble Group Ltd.	34,842,647	29,726
		292,415
TOTAL INDUSTRIALS		8,068,044
INFORMATION TECHNOLOGY - 26.1%
Communications Equipment - 0.7%
F5 Networks, Inc. (a)	760,978	99,281
Palo Alto Networks, Inc. (a)	785,208	96,243
QUALCOMM, Inc.	8,050,830	598,418
		793,942
Electronic Equipment & Components - 1.3%
Amphenol Corp. Class A (f)	25,330,846	1,363,053
CDW Corp.	325,906	11,462
		1,374,515
Internet Software & Services - 10.3%
Akamai Technologies, Inc. (a)	1,767,237	111,265
Alibaba Group Holding Ltd. sponsored ADR	2,542,737	264,292
Baidu.com, Inc. sponsored ADR (a)	411,271	93,757
Cimpress NV (a)	575,040	43,036
Constant Contact, Inc. (a)(f)	2,154,034	79,053
Dropbox, Inc. (a)(j)	5,464,028	104,363
Facebook, Inc. Class A (a)	46,560,393	3,632,642
Google, Inc.:
Class A (a)	5,860,277	3,109,815
Class C (a)	5,843,161	3,075,840
JUST EAT Ltd. (a)	10,265,380	49,551
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
LendingClub Corp.	1,102,743	$ 27,899
LinkedIn Corp. (a)	686,021	157,586
NAVER Corp.	91,714	59,032
Tencent Holdings Ltd.	3,687,300	53,351
Yahoo!, Inc. (a)	9,165,716	462,960
		11,324,442
IT Services - 4.3%
Alliance Data Systems Corp. (a)	290,490	83,095
ASAC II LP (a)(j)	39,494,500	547,081
Fidelity National Information Services, Inc.	3,588,268	223,190
Fiserv, Inc. (a)	3,182,391	225,854
FleetCor Technologies, Inc. (a)	876,471	130,340
Gartner, Inc. Class A (a)	847,638	71,380
MasterCard, Inc. Class A	17,713,205	1,526,170
Visa, Inc. Class A	7,291,318	1,911,784
		4,718,894
Semiconductors & Semiconductor Equipment - 1.5%
Analog Devices, Inc.	2,044,183	113,493
ASML Holding NV	738,016	79,580
Avago Technologies Ltd.	3,857,628	388,039
Broadcom Corp. Class A	3,444,449	149,248
Freescale Semiconductor, Inc. (a)	6,321,937	159,502
Integrated Device Technology, Inc. (a)	1,276,728	25,024
KLA-Tencor Corp.	153,908	10,823
Linear Technology Corp.	697,385	31,801
M/A-COM Technology Solutions Holdings, Inc. (a)	826,263	25,846
NXP Semiconductors NV (a)	3,474,851	265,479
RF Micro Devices, Inc. (a)	1,881,792	31,219
Skyworks Solutions, Inc.	1,708,794	124,246
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	8,134,918	182,059
TriQuint Semiconductor, Inc. (a)	2,969,802	81,818
		1,668,177
Software - 4.5%
Activision Blizzard, Inc.	5,639,658	113,639
Adobe Systems, Inc. (a)	5,124,822	372,575
Intuit, Inc.	2,922,032	269,382
Manhattan Associates, Inc. (a)	49,803	2,028
Microsoft Corp.	44,869,870	2,084,205
Mobileye NV	8,302,715	303,082
Oracle Corp.	2,365,192	106,363
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
salesforce.com, Inc. (a)	17,169,185	$ 1,018,304
SAP AG	236,418	16,509
ServiceNow, Inc. (a)	1,355,295	91,957
Symantec Corp.	4,120,077	105,701
Trion World Network, Inc.:
warrants 8/10/17 (a)(j)	124,282	0*
warrants 10/3/18 (a)(j)	181,908	0*
Ultimate Software Group, Inc. (a)	640,150	93,984
Workday, Inc. Class A (a)	3,071,050	250,628
Xero Ltd. (a)(e)	1,410,309	17,767
Zendesk, Inc.	1,359,174	33,123
		4,879,247
Technology Hardware, Storage & Peripherals - 3.5%
Apple, Inc.	33,659,326	3,715,316
Samsung Electronics Co. Ltd.	60,496	73,096
SanDisk Corp.	229,164	22,453
		3,810,865
TOTAL INFORMATION TECHNOLOGY		28,570,082
MATERIALS - 3.0%
Chemicals - 2.3%
Agrium, Inc.	357,185	33,819
Air Products & Chemicals, Inc.	464,646	67,016
CF Industries Holdings, Inc.	690,847	188,283
E.I. du Pont de Nemours & Co.	468,880	34,669
Ecolab, Inc.	4,319,939	451,520
Monsanto Co.	2,059,013	245,990
Platform Specialty Products Corp. (a)	3,410,880	79,201
PPG Industries, Inc.	3,678,028	850,176
Sherwin-Williams Co.	1,969,725	518,116
		2,468,790
Containers & Packaging - 0.1%
Packaging Corp. of America	589,392	46,002
Rock-Tenn Co. Class A	1,456,701	88,830
		134,832
Metals & Mining - 0.5%
B2Gold Corp. (a)(f)	57,422,495	93,908
Eldorado Gold Corp.	1,088,575	6,634
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Metals & Mining - continued
Franco-Nevada Corp.	4,366,821	$ 215,033
Ivanhoe Mines Ltd. (a)(f)	23,384,070	20,530
Ivanhoe Mines Ltd. (a)(f)(g)	16,068,594	14,107
Ivanhoe Mines Ltd. Class A warrants 12/10/15 (a)(f)(g)	22,636,300	1,364
Nucor Corp.	850,701	41,727
POSCO	100,777	25,513
Steel Dynamics, Inc.	4,377,304	86,408
Tahoe Resources, Inc.	6,548,614	91,031
		596,255
Paper & Forest Products - 0.1%
International Paper Co.	1,241,661	66,528
TOTAL MATERIALS		3,266,405
TOTAL COMMON STOCKS (Cost $61,131,755)		107,822,352
Preferred Stocks - 0.6%

Convertible Preferred Stocks - 0.6%
CONSUMER DISCRETIONARY - 0.0%
Diversified Consumer Services - 0.0%
Airbnb, Inc. Series D (j)	578,817	23,565
Media - 0.0%
Mode Media Corp. Series M-1, 8.00% (a)(j)	1,228,555	2,027
TOTAL CONSUMER DISCRETIONARY		25,592
HEALTH CARE - 0.1%
Biotechnology - 0.1%
Intarcia Therapeutics, Inc. Series CC (a)(j)	2,100,446	68,033
INFORMATION TECHNOLOGY - 0.5%
Internet Software & Services - 0.4%
Dropbox, Inc.:
Series A (a)(j)	1,260,898	24,083
Series C (j)	698,385	13,339
Preferred Stocks - continued
	Shares	Value (000s)
Convertible Preferred Stocks - continued
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Pinterest, Inc.:
Series E, 8.00% (a)(j)	10,968,216	$ 190,957
Series F, 8.00% (j)	691,144	12,033
Uber Technologies, Inc. Series D, 8.00% (j)	4,868,916	162,221
		402,633
IT Services - 0.0%
Nutanix, Inc. Series E (j)	3,060,752	41,003
Software - 0.1%
Cloudera, Inc. Series F (j)	1,316,883	26,904
Cloudflare, Inc. Series D (j)	3,798,525	23,268
Trion World Network, Inc.:
Series C, 8.00% (a)(j)	3,950,196	3,318
Series C-1, 8.00% (a)(j)	310,705	261
Series D, 8.00% (a)(j)	333,435	280
		54,031
Technology Hardware, Storage & Peripherals - 0.0%
Pure Storage, Inc. Series E (a)(j)	2,007,356	32,640
TOTAL INFORMATION TECHNOLOGY		530,307
TOTAL CONVERTIBLE PREFERRED STOCKS		623,932
Nonconvertible Preferred Stocks - 0.0%
FINANCIALS - 0.0%
Banks - 0.0%
Royal Bank of Scotland Group PLC Series P, 6.25%	1,116,188	27,525
TOTAL PREFERRED STOCKS (Cost $499,578)		651,457
Corporate Bonds - 0.0%
		Principal Amount (000s)(d)
Convertible Bonds - 0.0%
INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
Trion World Network, Inc. 15% 10/10/15 pay-in-kind (j)		$ 1,303	1,303
Corporate Bonds - continued
		Principal Amount (000s)(d)	Value (000s)
Nonconvertible Bonds - 0.0%
FINANCIALS - 0.0%
Banks - 0.0%
Bank of Ireland 10% 7/30/16	EUR	13,616	$ 17,769
TOTAL CORPORATE BONDS (Cost $19,173)			19,072
Bank Loan Obligations - 0.1%

INDUSTRIALS - 0.1%
Building Products - 0.1%
Jeld-Wen, Inc. Tranche B, term loan 5.25% 10/15/21 (h) (Cost $54,034)		$ 54,580	54,034
Money Market Funds - 1.8%
	Shares
Fidelity Cash Central Fund, 0.13% (b)	1,088,749,374	1,088,749
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	849,175,501	849,176
TOTAL MONEY MARKET FUNDS (Cost $1,937,925)		1,937,925
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $63,642,465)		110,484,840
NET OTHER ASSETS (LIABILITIES) - (0.9)%		(948,556)
NET ASSETS - 100%		$ 109,536,284
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.
(f) Affiliated company

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $76,604,000 or 0.1% of net assets.

(h) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(i) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is owned by the Fund.

(j) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,542,406,000 or 1.4% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Airbnb, Inc. Series D	4/16/14	$ 23,565
ASAC II LP	10/10/13	$ 394,945
Cloudera, Inc. Series F	2/5/14	$ 19,174
Cloudflare, Inc. Series D	11/5/14	$ 23,268
Dropbox, Inc.	5/2/12	$ 49,445
Dropbox, Inc. Series A	5/29/12	$ 11,410
Dropbox, Inc. Series C	1/30/14	$ 13,340
Intarcia Therapeutics, Inc. Series CC	11/14/12	$ 28,629
Legend Pictures LLC	9/23/10 - 10/15/14	$ 117,531
Metro Bank PLC Class A	12/8/09 - 12/6/13	$ 80,047
Mode Media Corp. Series M-1, 8.00%	3/19/08	$ 26,058
Nutanix, Inc. Series E	8/26/14	$ 41,003
Pinterest, Inc. Series E, 8.00%	10/23/13	$ 159,376
Pinterest, Inc. Series F, 8.00%	5/15/14	$ 11,739
Pure Storage, Inc. Series E	8/22/13	$ 13,914
Security	Acquisition Date	Acquisition Cost (000s)
Trion World Network, Inc. warrants 8/10/17	8/10/10	$ 0*
Trion World Network, Inc. warrants 10/3/18	10/10/13	$ 0*
Trion World Network, Inc. Series C, 8.00%	8/22/08	$ 21,691
Trion World Network, Inc. Series C-1, 8.00%	8/10/10	$ 1,706
Trion World Network, Inc. Series D, 8.00%	3/20/13	$ 1,754
Trion World Network, Inc. 15% 10/10/15 pay-in-kind	10/10/13 - 10/10/14	$ 1,302
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$ 75,532
Weinstein Co. Holdings LLC Class A-1	10/19/05	$ 41,234
* Amount represents less than $1,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 4,208
Fidelity Securities Lending Cash Central Fund	4,187
Total	$ 8,395
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Air Lease Corp. Class A (144A)	$ 50,489	$ -	$ 1,943*	$ 205	$ 53,907
Air Lease Corp. Class A	144,090	96,233	34,673*	722	208,782
Amphenol Corp. Class A	905,079	312,054	59,828*	10,184	1,363,053
B2Gold Corp.	97,255	38,177	32,293*	-	93,908
B2Gold Corp. (144A)	12,006	-	8*	-	-
Chipotle Mexican Grill, Inc.	909,505	221,072	78,476*	-	1,312,660
Concur Technologies, Inc.	395,008	-	358,209*	-	-
Constant Contact, Inc.	50,523	29,301	9,740*	-	79,053
Cornerstone OnDemand, Inc.	141,270	4,590	138,411*	-	-
Discovery Communications, Inc. Class A	1,312,435	-	830,743*	-	-
Dunkin' Brands Group, Inc.	344,509	-	200,022*	5,140	-
Five Below, Inc.	168,373	-	148,021*	-	-
Ivanhoe Mines Ltd.	-	29,227	404*	-	20,530
Ivanhoe Mines Ltd. (144A)	28,303	-	15*	-	14,107
Ivanhoe Mines Ltd. Class A warrants 12/10/15	-	3,314	26*	-	1,364
Metro Bank PLC rights 1/13/14	-	-	-	-	-
Metro Bank PLC Class A	100,762	-	-	-	96,224
Mettler-Toledo International, Inc.	596,249	36,231	95,624*	-	663,758
NetSuite, Inc.	403,365	10,542	355,579*	-	-
Noble Energy, Inc.	2,392,270	-	723,751*	22,115	1,084,789
ServiceNow, Inc.	382,280	94,275	390,226*	-	-
Tableau Software, Inc.	82,296	34,405	113,226*	-	-
Tahoe Resources, Inc.	34,598	2,894	16,582*	111	-
TJX Companies, Inc.	2,598,713	80,610	845,074*	21,932	-
TripAdvisor, Inc.	721,785	96,915	271,024*	-	-
Total	$ 11,871,163	$ 1,089,840	$ 4,703,898	$ 60,409	$ 4,992,135
* Includes the value of securities delivered through in-kind transactions.
Other Information

The following is a summary of the inputs used, as of December 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 17,258,212	$ 16,915,714	$ 147,403	$ 195,095
Consumer Staples	8,125,455	8,105,950	19,505	-
Energy	2,694,220	2,694,220	-	-
Financials	20,444,304	19,315,108	1,032,972	96,224
Health Care	19,516,780	18,688,526	760,221	68,033
Industrials	8,068,044	7,905,655	162,389	-
Information Technology	29,100,389	27,413,568	505,070	1,181,751
Materials	3,266,405	3,240,892	25,513	-
Corporate Bonds	19,072	-	17,769	1,303
Bank Loan Obligations	54,034	-	54,034	-
Money Market Funds	1,937,925	1,937,925	-	-
Total Investments in Securities:	$ 110,484,840	$ 106,217,558	$ 2,724,876	$ 1,542,406

The following is a summary of transfers between Level 1 and Level 2 for the period ended December 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$ 1,485,664
Level 2 to Level 1	$ 0
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Equities - Information Technology
Beginning Balance	$ 306,808
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	278,302
Cost of Purchases	184,056
Proceeds of Sales	(57,953)
Amortization/Accretion	-
Transfers into Level 3	470,538
Transfers out of Level 3	-
Ending Balance	$ 1,181,751
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2014	$ 278,302
Other Investments in Securities
Beginning Balance	$ 716,850
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	30,901
Cost of Purchases	83,442
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	(470,538)
Ending Balance	$ 360,655
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2014	$ 30,901

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period, and proceeds of sales includes securities delivered through in-kind transactions. See Note 4 of the Notes to Financial Statements. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	89.9%
United Kingdom	1.8%
Canada	1.7%
Ireland	1.3%
Others (Individually Less Than 1%)	5.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	December 31, 2014

Assets
Investment in securities, at value (including securities loaned of $831,660) - See accompanying schedule: Unaffiliated issuers (cost $59,335,077)	$ 103,554,780
Fidelity Central Funds (cost $1,937,925)	1,937,925
Other affiliated issuers (cost $2,369,463)	4,992,135
Total Investments (cost $63,642,465)		$ 110,484,840
Receivable for investments sold		224,217
Receivable for fund shares sold		941,837
Dividends receivable		88,204
Interest receivable		1,697
Distributions receivable from Fidelity Central Funds		480
Prepaid expenses		221
Other receivables		3,349
Total assets		111,744,845

Liabilities
Payable to custodian bank	$ 220
Payable for investments purchased	40,233
Payable for fund shares redeemed	1,260,595
Accrued management fee	43,644
Other affiliated payables	11,007
Other payables and accrued expenses	3,686
Collateral on securities loaned, at value	849,176
Total liabilities		2,208,561

Net Assets		$ 109,536,284
Net Assets consist of:
Paid in capital		$ 62,033,900
Accumulated net investment loss		(3,392)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		663,434
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		46,842,342
Net Assets		$ 109,536,284

See accompanying notes which are an integral part of the financial statements.

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Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	December 31, 2014

Contrafund: Net Asset Value, offering price and redemption price per share ($75,056,881 ÷ 766,090 shares)	$ 97.97

Class K: Net Asset Value, offering price and redemption price per share ($34,479,403 ÷ 352,196 shares)	$ 97.90

See accompanying notes which are an integral part of the financial statements.

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Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended December 31, 2014

Investment Income
Dividends (including $60,409 earned from other affiliated issuers)		$ 1,025,741
Interest		2,589
Income from Fidelity Central Funds		8,395
Total income		1,036,725

Expenses
Management fee Basic fee	$ 599,407
Performance adjustment	(66,759)
Transfer agent fees	127,634
Accounting and security lending fees	3,616
Custodian fees and expenses	1,483
Independent trustees' compensation	450
Appreciation in deferred trustee compensation account	2
Registration fees	500
Audit	284
Legal	309
Miscellaneous	824
Total expenses before reductions	667,750
Expense reductions	(2,373)	665,377
Net investment income (loss)		371,348
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	9,777,728
Other affiliated issuers	1,777,844
Foreign currency transactions	(1,629)
Total net realized gain (loss)		11,553,943
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,979,763)
Assets and liabilities in foreign currencies	(152)
Total change in net unrealized appreciation (depreciation)		(1,979,915)
Net gain (loss)		9,574,028
Net increase (decrease) in net assets resulting from operations		$ 9,945,376

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2014	Year ended December 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 371,348	$ 391,530
Net realized gain (loss)	11,553,943	8,899,671
Change in net unrealized appreciation (depreciation)	(1,979,915)	19,322,034
Net increase (decrease) in net assets resulting from operations	9,945,376	28,613,235
Distributions to shareholders from net investment income	(299,409)	(174,645)
Distributions to shareholders from net realized gain	(7,375,128)	(7,910,259)
Total distributions	(7,674,537)	(8,084,904)
Share transactions - net increase (decrease)	(3,679,049)	6,003,109
Total increase (decrease) in net assets	(1,408,210)	26,531,440

Net Assets
Beginning of period	110,944,494	84,413,054
End of period (including accumulated net investment loss of $3,392 and accumulated net investment loss of $40,469, respectively)	$ 109,536,284	$ 110,944,494

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Contrafund

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 96.14	$ 77.57	$ 67.45	$ 67.73	$ 58.28
Income from Investment Operations
Net investment income (loss) B	.30	.33	.30	.04	(.02)
Net realized and unrealized gain (loss)	8.67	25.70	10.66	(.13)	9.86
Total from investment operations	8.97	26.03	10.96	(.09)	9.84
Distributions from net investment income	(.25)	(.13)	(.19) E	(.04)	(.01)
Distributions from net realized gain	(6.89)	(7.33)	(.65) E	(.15)	(.38)
Total distributions	(7.14)	(7.46)	(.84)	(.19)	(.39)
Net asset value, end of period	$ 97.97	$ 96.14	$ 77.57	$ 67.45	$ 67.73
Total ReturnA	9.56%	34.15%	16.26%	(.14)%	16.93%
Ratios to Average Net Assets C, F
Expenses before reductions	.64%	.67%	.74%	.81%	.92%
Expenses net of fee waivers, if any	.64%	.67%	.74%	.81%	.92%
Expenses net of all reductions	.64%	.66%	.74%	.81%	.91%
Net investment income (loss)	.31%	.37%	.40%	.06%	(.03)%
Supplemental Data
Net assets, end of period (in millions)	$ 75,057	$ 74,962	$ 58,769	$ 54,677	$ 60,498
Portfolio turnover rateD	45% G	46%	48%	55%	46%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 96.07	$ 77.51	$ 67.40	$ 67.70	$ 58.25
Income from Investment Operations
Net investment income (loss) B	.40	.42	.39	.12	.06
Net realized and unrealized gain (loss)	8.68	25.70	10.65	(.14)	9.87
Total from investment operations	9.08	26.12	11.04	(.02)	9.93
Distributions from net investment income	(.36)	(.23)	(.28) E	(.13)	(.01)
Distributions from net realized gain	(6.89)	(7.33)	(.65) E	(.15)	(.47)
Total distributions	(7.25)	(7.56)	(.93)	(.28)	(.48)
Net asset value, end of period	$ 97.90	$ 96.07	$ 77.51	$ 67.40	$ 67.70
Total ReturnA	9.68%	34.30%	16.40%	(.02)%	17.09%
Ratios to Average Net Assets C, F
Expenses before reductions	.54%	.56%	.63%	.69%	.79%
Expenses net of fee waivers, if any	.54%	.56%	.63%	.69%	.79%
Expenses net of all reductions	.54%	.56%	.62%	.69%	.78%
Net investment income (loss)	.41%	.48%	.51%	.18%	.10%
Supplemental Data
Net assets, end of period (in millions)	$ 34,479	$ 35,982	$ 25,644	$ 18,047	$ 14,034
Portfolio turnover rateD	45% G	46%	48%	55%	46%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2014

(Amounts in thousands except percentages)

1. Organization.

Fidelity Contrafund (the Fund) is a fund of Fidelity Contrafund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Contrafund and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available, are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and bank loan obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 12/31/14 (000s)	Valuation Technique (s)	Unobservable Input	Amount or Range/ Weighted Average	Impact to Valuation from an Increase in Input*
Corporate Bonds	$ 1,303	Last transaction price	Transaction price	$100.00	Increase
Equities	$ 1,541,103	Discounted cash flow	Discount rate	8.0% - 30.0% / 17.7%	Decrease
			Probability rate	80%	Increase
			Perpetual growth rate	2.5%	Increase
		Last transaction price	Transaction price	$6.13 - $2,016.58 / $809.93	Increase
		Market comparable	Discount rate	10.0% - 50.0% / 14.1%	Decrease
			EV/EBITDA multiple	8.0	Increase
			EV/Sales multiple	2.2 - 11.3 / 9.0	Increase
			P/B multiple	2.6	Increase
		Partnership NAV	Discount rate	10.0%	Decrease
		Tender offer	Tender offer	$19.10	Increase

* Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2014, including information on transfers between Levels 1 and 2, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

3. Significant Accounting Policies - continued

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, redemptions in kind, partnerships, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 47,021,498
Gross unrealized depreciation	(564,061)
Net unrealized appreciation (depreciation) on securities and other investments	$ 46,457,437

Tax Cost	$ 64,027,403

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 1,048,373
Net unrealized appreciation (depreciation) on securities	$ 46,457,124

The tax character of distributions paid was as follows:

	December 31, 2014	December 31, 2013
Ordinary Income	$ 299,409	$ 174,645
Long-term Capital Gains	7,375,128	7,910,259
Total	$ 7,674,537	$ 8,084,904

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate

Annual Report

3. Significant Accounting Policies - continued

Loans and Other Direct Debt Instruments - continued

the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $48,010,114 and $59,426,472, respectively.

Redemptions In-Kind. During the period, 64,443 shares of the Fund held by unaffiliated entities were redeemed in kind for cash and investments, including accrued interest, with a value of $6,262,106. The net realized gain of $3,707,624 on securities delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 10: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

the management fee is based on the relative investment performance of Contrafund as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .49% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Contrafund. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Contrafund	$ 112,114.15
Class K	15,520.05
	$ 127,634

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $666 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $21.

Annual Report

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $175 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $2,393. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $4,187, including $71 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $934 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

8. Expense Reductions - continued

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses, including certain Contrafund expenses during the period in the amount of $1,437.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2014	2013
From net investment income
Contrafund	$ 183,648	$ 94,711
Class K	115,761	79,934
Total	$ 299,409	$ 174,645
From net realized gain
Contrafund	$ 5,087,176	$ 5,361,041
Class K	2,287,952	2,549,218
Total	$ 7,375,128	$ 7,910,259

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended December 31,	2014	2013	2014	2013
Contrafund
Shares sold	78,564	100,690	$ 7,686,692	$ 8,857,095
Reinvestment of distributions	52,747	57,515	5,058,394	5,248,448
Shares redeemed	(144,975)A	(136,086)	(14,246,976)A	(11,999,987)
Net increase (decrease)	(13,664)	22,119	$ (1,501,890)	$ 2,105,556
Class K
Shares sold	75,358	77,060	$ 7,395,464	$ 6,767,404
Reinvestment of distributions	25,089	28,800	2,403,713	2,629,152
Shares redeemed	(122,804)A	(62,163)	(11,976,336)A	(5,499,003)
Net increase (decrease)	(22,357)	43,697	$ (2,177,159)	$ 3,897,553

A Amount includes in-kind redemptions (see Note 4: Redemptions In-Kind).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Contrafund and the Shareholders of Fidelity Contrafund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Contrafund (a fund of Fidelity Contrafund) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Contrafund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

Feburary 18, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Contrafund voted to pay shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class K	02/09/2015	02/06/2015	$0.95

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2014, $7,895,126,786, or, if subsequently determined to be different, the net capital gain of such year.

Class K designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Contrafund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Contrafund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Contrafund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2013.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc. Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

CON-K-UANN-0215
1.863186.106

(Fidelity Investment logo)(registered trademark)

Fidelity Advisor ®

New Insights

Fund - Class Z

Annual Report

December 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2014	Past 1 year	Past 5 years	Past 10 years
Class ZA	9.65%	14.32%	9.69%

A The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Institutional Class.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® New Insights Fund - Class Z on December 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. See footnote A above for additional information regarding the performance of Class Z.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near an all-time high for the 12 months ending December 31, 2014, supported by low interest rates and strong corporate profits. The large-cap S&P 500® Index returned 13.69%, achieving a double-digit gain for the third consecutive year. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® returned 14.75%, while the small-cap Russell 2000® Index returned a relatively lackluster 4.89% amid growth and valuation worries. Utilities (+29%) ended the year as the top-performing sector in the S&P 500®, lifted by fourth-quarter demand for U.S.-focused, dividend-paying stocks. Health care (+25%), a much larger index component, also gained strongly, as did information technology (+20%) and consumer staples (+16%). Conversely, energy (-8%) was by far the biggest laggard, reflecting a sharp drop in crude prices beginning in June, attributed to weaker demand and a U.S. supply boom driven by shale drilling. Volatility was tame for much of the period, although it spiked to a three-year high in October amid growth concerns, Ebola fears, and unrest in Syria, Iraq and Ukraine. Yet stocks still gained for the fourth quarter, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate.

Comments from William Danoff and John Roth, Co-Portfolio Managers of Fidelity Advisor® New Insights Fund: For the year, the fund's Class Z shares gained 9.65%, trailing the S&P 500® Index. Versus the index, security selection in technology hurt most, especially our decision to largely avoid sizable index component Apple, as we thought it would have a very hard time keeping the tremendous pace of its historical growth. Elsewhere in tech, Google was among our largest holdings (Class A and Class C) and a relative detractor. The firm continued to do phenomenally innovative things, but it is fighting a shift away from desktop search to less-expensive searches on mobile phones. Conversely, the fund's large position in social-media firm Facebook and our decision to largely avoid index name IBM helped relative performance. A non-index stake in Tesla Motors was the largest relative contributor. Shares of the automaker rose in the first quarter of 2014 as investors cheered the company's plan to build a battery-manufacturing "gigafactory." The stock appreciated as the market began pricing in a very high future success rate for the company, making Tesla's risk/reward profile look less attractive. As a result, we sold much of our stake during this time. Lastly, our non-U.S. investments underperformed, due in part to a strong U.S. dollar.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1, 2014 to December 31, 2014
Class A	.86%
Actual		$ 1,000.00	$ 1,027.70	$ 4.40
HypotheticalA		$ 1,000.00	$ 1,020.87	$ 4.38
Class T	1.11%
Actual		$ 1,000.00	$ 1,026.30	$ 5.67
HypotheticalA		$ 1,000.00	$ 1,019.61	$ 5.65
Class B	1.64%
Actual		$ 1,000.00	$ 1,023.40	$ 8.36
HypotheticalA		$ 1,000.00	$ 1,016.94	$ 8.34
Class C	1.61%
Actual		$ 1,000.00	$ 1,024.00	$ 8.21
HypotheticalA		$ 1,000.00	$ 1,017.09	$ 8.19
Institutional Class	.61%
Actual		$ 1,000.00	$ 1,029.00	$ 3.12
HypotheticalA		$ 1,000.00	$ 1,022.13	$ 3.11
Class Z	.51%
Actual		$ 1,000.00	$ 1,029.60	$ 2.61
HypotheticalA		$ 1,000.00	$ 1,022.63	$ 2.60

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Facebook, Inc. Class A	2.7	1.7
Wells Fargo & Co.	2.7	2.5
Microsoft Corp.	2.6	2.8
Bank of America Corp.	2.4	1.5
Gilead Sciences, Inc.	2.0	1.5
UnitedHealth Group, Inc.	1.9	1.5
JPMorgan Chase & Co.	1.8	1.5
Berkshire Hathaway, Inc. Class A	1.8	1.6
Visa, Inc. Class A	1.6	1.3
Starbucks Corp.	1.4	1.3
	20.9
Top Five Market Sectors as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	21.5	20.0
Financials	21.1	19.1
Health Care	17.8	13.7
Consumer Discretionary	13.7	13.7
Consumer Staples	7.8	7.1
Asset Allocation (% of fund's net assets)
As of December 31, 2014*		As of June 30, 2014**
	Stocks 97.3%		Stocks 98.0%
	Bonds† 0.0%		Bonds† 0.0%
	Convertible Securities 0.7%		Convertible Securities 0.6%
	Short-Term Investments and Net Other Assets (Liabilities) 2.0%		Short-Term Investments and Net Other Assets (Liabilities) 1.4%
* Foreign investments	12.4%	** Foreign investments	14.5%

† Amount represents less than 0.1%

Annual Report

Investments December 31, 2014

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 13.6%
Automobiles - 1.0%
Harley-Davidson, Inc.	1,682,489	$ 110,893
PT Astra International Tbk	1,961,300	1,170
Tesla Motors, Inc. (a)(d)	788,224	175,309
		287,372
Hotels, Restaurants & Leisure - 4.3%
ARAMARK Holdings Corp.	5,768,300	179,683
Chipotle Mexican Grill, Inc. (a)	286,224	195,923
Darden Restaurants, Inc.	477,800	28,013
Domino's Pizza, Inc.	1,726,718	162,605
Dunkin' Brands Group, Inc.	701,600	29,923
Marriott International, Inc. Class A	1,497,936	116,884
Starbucks Corp.	4,799,706	393,816
Whitbread PLC	1,636,700	121,681
		1,228,528
Household Durables - 0.3%
D.R. Horton, Inc.	3,532,324	89,332
Internet & Catalog Retail - 1.1%
priceline.com, Inc. (a)	210,717	240,262
TripAdvisor, Inc. (a)	638,819	47,694
zulily, Inc. Class A (a)(d)	1,392,100	32,575
		320,531
Media - 2.8%
Comcast Corp. Class A	3,572,700	207,252
Legend Pictures LLC (a)(g)(h)	11,303	22,793
Liberty Global PLC Class A (a)	1,776,705	89,199
The Walt Disney Co.	3,937,538	370,877
Viacom, Inc. Class B (non-vtg.)	1,550,300	116,660
Weinstein Co. Holdings LLC Class A-1 (a)(g)(h)	2,267	413
		807,194
Multiline Retail - 0.1%
Dollarama, Inc.	387,600	19,817
Poundland Group PLC	62,246	318
		20,135
Specialty Retail - 2.0%
AutoZone, Inc. (a)	68,650	42,502
Cabela's, Inc. Class A (a)(d)	770,600	40,618
Home Depot, Inc.	141,200	14,822
O'Reilly Automotive, Inc. (a)	271,816	52,357
Signet Jewelers Ltd.	183,800	24,183
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
TJX Companies, Inc.	3,693,167	$ 253,277
Tractor Supply Co.	1,046,250	82,465
World Duty Free SpA (a)	4,887,152	47,103
		557,327
Textiles, Apparel & Luxury Goods - 2.0%
Brunello Cucinelli SpA (d)	1,749,204	39,221
China Hongxing Sports Ltd. (a)	6,000,000	260
Hermes International SCA (d)	273,200	97,457
NIKE, Inc. Class B	3,388,289	325,784
Under Armour, Inc. Class A (sub. vtg.) (a)	1,663,838	112,975
		575,697
TOTAL CONSUMER DISCRETIONARY		3,886,116
CONSUMER STAPLES - 7.8%
Beverages - 1.2%
Anheuser-Busch InBev SA NV ADR	551,961	61,996
Boston Beer Co., Inc. Class A (a)	380,603	110,200
Constellation Brands, Inc. Class A (sub. vtg.) (a)	1,659,800	162,943
		335,139
Food & Staples Retailing - 2.4%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	382,200	16,018
Costco Wholesale Corp.	1,247,725	176,865
CVS Health Corp.	4,053,177	390,361
Diplomat Pharmacy, Inc. (d)	85,500	2,340
Kroger Co.	220,900	14,184
Sprouts Farmers Market LLC (a)	20,300	690
Tesco PLC	26,113,500	76,139
		676,597
Food Products - 1.7%
Associated British Foods PLC	3,485,592	171,291
Diamond Foods, Inc. (a)	26,962	761
Mead Johnson Nutrition Co. Class A	2,011,400	202,226
Mondelez International, Inc.	2,659,943	96,622
The Hain Celestial Group, Inc. (a)	243,200	14,176
		485,076
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Household Products - 1.3%
Colgate-Palmolive Co.	3,420,649	$ 236,675
Procter & Gamble Co.	1,556,100	141,745
		378,420
Personal Products - 1.2%
AMOREPACIFIC Group, Inc.	2,924	2,658
Estee Lauder Companies, Inc. Class A	3,614,544	275,428
L'Oreal SA	445,101	75,026
		353,112
TOTAL CONSUMER STAPLES		2,228,344
ENERGY - 4.2%
Energy Equipment & Services - 1.1%
Oceaneering International, Inc.	1,026,799	60,386
Schlumberger Ltd.	3,017,923	257,761
		318,147
Oil, Gas & Consumable Fuels - 3.1%
Anadarko Petroleum Corp.	1,723,188	142,163
Antero Resources Corp. (a)(d)	1,991,756	80,825
Birchcliff Energy Ltd. (a)(f)	585,400	3,940
Cabot Oil & Gas Corp.	3,082,780	91,281
Concho Resources, Inc. (a)	78,980	7,878
EOG Resources, Inc.	2,479,460	228,284
Kinder Morgan Holding Co. LLC	1,582,400	66,951
Memorial Resource Development Corp.	1,226,100	22,107
Noble Energy, Inc.	5,101,128	241,947
Rooster Energy Ltd. (a)	3,812,500	230
		885,606
TOTAL ENERGY		1,203,753
FINANCIALS - 21.1%
Banks - 9.1%
Bank of America Corp.	38,420,427	687,341
Bank of Ireland (a)	248,940,628	93,284
HDFC Bank Ltd. sponsored ADR	1,673,372	84,924
JPMorgan Chase & Co.	8,373,800	524,032
Metro Bank PLC Class A (a)(h)	419,395	8,622
PNC Financial Services Group, Inc.	1,999,689	182,432
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Banks - continued
U.S. Bancorp	5,815,814	$ 261,421
Wells Fargo & Co.	13,899,656	761,979
		2,604,035
Capital Markets - 2.9%
Ameriprise Financial, Inc.	1,007,539	133,247
BlackRock, Inc. Class A	459,746	164,387
Charles Schwab Corp.	5,338,064	161,156
KKR & Co. LP	1,570,300	36,447
Morgan Stanley	6,955,677	269,880
Oaktree Capital Group LLC Class A	1,183,076	61,319
The Blackstone Group LP	70,376	2,381
		828,817
Consumer Finance - 1.2%
American Express Co.	3,245,947	302,003
Discover Financial Services	771,700	50,539
		352,542
Diversified Financial Services - 2.1%
Berkshire Hathaway, Inc. Class A (a)	2,278	514,828
McGraw Hill Financial, Inc.	894,400	79,584
		594,412
Insurance - 4.5%
ACE Ltd.	1,183,095	135,914
AIA Group Ltd.	21,614,600	119,215
American International Group, Inc.	6,758,400	378,538
Fairfax Financial Holdings Ltd. (sub. vtg.)	229,100	120,048
Marsh & McLennan Companies, Inc.	1,571,441	89,949
MetLife, Inc.	4,121,000	222,905
The Chubb Corp.	1,446,636	149,683
The Travelers Companies, Inc.	545,463	57,737
		1,273,989
Real Estate Investment Trusts - 0.8%
American Tower Corp.	1,890,375	186,864
Equity Residential (SBI)	652,400	46,868
		233,732
Real Estate Management & Development - 0.5%
Realogy Holdings Corp. (a)	2,847,000	126,663
TOTAL FINANCIALS		6,014,190
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - 17.6%
Biotechnology - 5.9%
Agios Pharmaceuticals, Inc. (a)(d)	1,236,862	$ 138,578
Alexion Pharmaceuticals, Inc. (a)	120,200	22,241
Amgen, Inc.	1,526,449	243,148
Biogen Idec, Inc. (a)	1,057,086	358,828
Bluebird Bio, Inc. (a)	92,500	8,484
Celgene Corp. (a)	638,900	71,467
CSL Ltd.	1,778,600	124,939
Exact Sciences Corp. (a)(d)	521,300	14,304
Gilead Sciences, Inc. (a)	6,139,220	578,683
Karyopharm Therapeutics, Inc. (a)	201,001	7,523
Light Sciences Oncology, Inc. (a)	2,708,254	0*
Medivation, Inc. (a)	493,492	49,157
Receptos, Inc. (a)	244,700	29,978
Regeneron Pharmaceuticals, Inc. (a)	67,400	27,651
RXi Pharmaceuticals Corp. warrants 2/4/15 (a)	228,571	0*
		1,674,981
Health Care Equipment & Supplies - 2.3%
Align Technology, Inc. (a)	2,038,058	113,948
Becton, Dickinson & Co.	263,000	36,599
Boston Scientific Corp. (a)	7,419,124	98,303
CareFusion Corp. (a)	530,200	31,462
DexCom, Inc. (a)	560,938	30,880
Edwards Lifesciences Corp. (a)	688,900	87,752
High Power Exploration (a)	58,562	15
Medtronic, Inc.	997,300	72,005
The Cooper Companies, Inc.	600,151	97,278
Zimmer Holdings, Inc.	714,769	81,069
		649,311
Health Care Providers & Services - 3.3%
Aetna, Inc.	590,548	52,458
AmerisourceBergen Corp.	228,000	20,556
Anthem, Inc.	585,200	73,542
Cigna Corp.	336,300	34,609
HCA Holdings, Inc. (a)	370,700	27,206
Henry Schein, Inc. (a)	1,047,562	142,626
UnitedHealth Group, Inc.	5,457,300	551,678
Universal Health Services, Inc. Class B	256,500	28,538
		931,213
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Technology - 0.7%
Castlight Health, Inc.	1,325,100	$ 15,504
Cerner Corp. (a)	2,918,730	188,725
		204,229
Life Sciences Tools & Services - 2.1%
Eurofins Scientific SA	483,484	124,058
Illumina, Inc. (a)	400,251	73,878
Mettler-Toledo International, Inc. (a)	541,498	163,781
PAREXEL International Corp. (a)	873,450	48,529
Thermo Fisher Scientific, Inc.	1,351,035	169,271
Waters Corp. (a)	212,200	23,919
		603,436
Pharmaceuticals - 3.3%
Akorn, Inc. (a)	59,145	2,141
Astellas Pharma, Inc.	9,603,900	133,706
Bristol-Myers Squibb Co.	2,779,300	164,062
Jazz Pharmaceuticals PLC (a)	125,000	20,466
Johnson & Johnson	3,559,100	372,175
Novo Nordisk A/S Series B	1,720,250	72,766
Perrigo Co. PLC	604,185	100,996
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,411,700	81,187
		947,499
TOTAL HEALTH CARE		5,010,669
INDUSTRIALS - 7.7%
Aerospace & Defense - 0.2%
TransDigm Group, Inc.	280,654	55,106
Air Freight & Logistics - 0.4%
C.H. Robinson Worldwide, Inc.	397,800	29,791
FedEx Corp.	450,700	78,269
XPO Logistics, Inc. (a)	329,300	13,462
		121,522
Airlines - 1.0%
Delta Air Lines, Inc.	295,200	14,521
Ryanair Holdings PLC sponsored ADR (a)	1,862,895	132,769
Southwest Airlines Co.	2,304,900	97,543
United Continental Holdings, Inc. (a)	349,700	23,391
		268,224
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Building Products - 0.4%
Fortune Brands Home & Security, Inc.	833,508	$ 37,733
Toto Ltd.	6,189,000	71,995
		109,728
Construction & Engineering - 0.0%
Larsen & Toubro Ltd. (a)	323,289	7,627
Electrical Equipment - 1.0%
Eaton Corp. PLC	2,182,942	148,353
OSRAM Licht AG	520,703	20,443
Rockwell Automation, Inc.	1,062,600	118,161
		286,957
Industrial Conglomerates - 0.5%
Danaher Corp.	1,756,068	150,513
Machinery - 0.1%
PACCAR, Inc.	439,213	29,871
Professional Services - 0.5%
Robert Half International, Inc.	346,200	20,211
Verisk Analytics, Inc. (a)	1,647,495	105,522
		125,733
Road & Rail - 2.9%
Canadian Pacific Railway Ltd. (d)	1,837,932	353,966
J.B. Hunt Transport Services, Inc.	653,330	55,043
Kansas City Southern	1,248,500	152,354
Union Pacific Corp.	2,264,232	269,738
		831,101
Trading Companies & Distributors - 0.7%
Air Lease Corp.:
Class A (f)	320,800	11,007
Class A	2,433,111	83,480
United Rentals, Inc. (a)	982,400	100,215
		194,702
TOTAL INDUSTRIALS		2,181,084
INFORMATION TECHNOLOGY - 21.1%
Communications Equipment - 0.7%
F5 Networks, Inc. (a)	126,100	16,452
QUALCOMM, Inc.	2,350,100	174,683
		191,135
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - 1.4%
Amphenol Corp. Class A	6,878,472	$ 370,131
Trimble Navigation Ltd. (a)	1,595,400	42,342
		412,473
Internet Software & Services - 7.5%
Akamai Technologies, Inc. (a)	2,424,900	152,672
Alibaba Group Holding Ltd. sponsored ADR	652,800	67,852
Cimpress NV (a)	167,636	12,546
Cornerstone OnDemand, Inc. (a)	1,131,200	39,818
Dropbox, Inc. (a)(h)	1,289,836	24,636
eBay, Inc. (a)	3,739,700	209,872
Facebook, Inc. Class A (a)	9,917,759	773,790
Google, Inc.:
Class A (a)	607,046	322,135
Class C (a)	626,146	329,603
JUST EAT Ltd. (a)(d)	2,644,682	12,766
Shutterstock, Inc. (a)(d)	547,050	37,801
SPS Commerce, Inc. (a)	346,839	19,641
SVMK (h)	2,069,881	34,050
Yahoo!, Inc. (a)	2,291,624	115,750
		2,152,932
IT Services - 4.9%
Alliance Data Systems Corp. (a)	224,045	64,088
ASAC II LP (a)(h)	9,408,021	130,321
Fidelity National Information Services, Inc.	1,775,330	110,426
Fiserv, Inc. (a)	1,460,732	103,668
FleetCor Technologies, Inc. (a)	222,700	33,118
Gartner, Inc. Class A (a)	686,700	57,827
IBM Corp.	900,000	144,396
MasterCard, Inc. Class A	2,303,035	198,429
Total System Services, Inc.	2,278,200	77,368
Visa, Inc. Class A	1,801,224	472,281
		1,391,922
Semiconductors & Semiconductor Equipment - 1.1%
Analog Devices, Inc.	565,800	31,413
Avago Technologies Ltd.	972,106	97,784
Broadcom Corp. Class A	599,100	25,959
Freescale Semiconductor, Inc. (a)	1,621,830	40,919
M/A-COM Technology Solutions Holdings, Inc. (a)	248,829	7,783
NXP Semiconductors NV (a)	650,200	49,675
Skyworks Solutions, Inc.	269,500	19,595
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,268,600	$ 28,391
TriQuint Semiconductor, Inc. (a)	728,900	20,081
		321,600
Software - 5.0%
Activision Blizzard, Inc.	1,455,453	29,327
Adobe Systems, Inc. (a)	1,141,761	83,006
Intuit, Inc.	772,300	71,198
Microsoft Corp.	15,683,913	728,518
Mobileye NV	1,994,120	72,793
NetSuite, Inc. (a)(d)	959,489	104,747
Oracle Corp.	187,300	8,423
salesforce.com, Inc. (a)	3,317,188	196,742
ServiceNow, Inc. (a)	428,923	29,102
Symantec Corp.	1,008,200	25,865
Trion World Network, Inc.:
warrants 8/10/17 (a)(h)	18,952	0*
warrants 10/3/18 (a)(h)	27,736	0*
Ultimate Software Group, Inc. (a)	432,458	63,491
		1,413,212
Technology Hardware, Storage & Peripherals - 0.5%
Apple, Inc.	644,300	71,118
First Data Holdings, Inc. Class B (h)	15,456,860	42,506
Samsung Electronics Co. Ltd.	15,024	18,153
		131,777
TOTAL INFORMATION TECHNOLOGY		6,015,051
MATERIALS - 4.2%
Chemicals - 3.0%
Air Products & Chemicals, Inc.	125,300	18,072
Airgas, Inc.	788,300	90,796
CF Industries Holdings, Inc.	147,800	40,281
Ecolab, Inc.	1,259,145	131,606
Essentra PLC	890,692	10,162
Monsanto Co.	1,398,167	167,039
PPG Industries, Inc.	1,019,859	235,740
Sherwin-Williams Co.	624,736	164,331
		858,027
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Containers & Packaging - 0.3%
Packaging Corp. of America	111,850	$ 8,730
Rock-Tenn Co. Class A	1,488,346	90,759
		99,489
Metals & Mining - 0.5%
B2Gold Corp. (a)	21,336,432	34,893
Franco-Nevada Corp.	874,061	43,041
GoviEx Uranium, Inc. (a)	851,865	367
GoviEx Uranium, Inc. (f)	23,200	10
GoviEx Uranium, Inc. (f)	2,625,135	1,130
Steel Dynamics, Inc.	972,900	19,205
Tahoe Resources, Inc.	2,240,400	31,143
		129,789
Paper & Forest Products - 0.4%
International Paper Co.	1,909,883	102,332
TOTAL MATERIALS		1,189,637
TOTAL COMMON STOCKS (Cost $19,931,425)		27,728,844
Convertible Preferred Stocks - 0.7%

CONSUMER DISCRETIONARY - 0.1%
Household Durables - 0.1%
Blu Homes, Inc. Series A, 5.00% (a)(h)	7,091,632	35,671
Media - 0.0%
Mode Media Corp. Series M-1, 8.00% (a)(h)	165,366	273
TOTAL CONSUMER DISCRETIONARY		35,944
HEALTH CARE - 0.2%
Biotechnology - 0.0%
Intarcia Therapeutics, Inc. Series CC (a)(h)	516,522	16,730
Life Sciences Tools & Services - 0.2%
Living Proof, Inc. 8.00% (a)(h)	10,369,703	52,263
TOTAL HEALTH CARE		68,993
Convertible Preferred Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - 0.4%
Internet Software & Services - 0.3%
Dropbox, Inc.:
Series A (a)(h)	299,518	$ 5,721
Series C (h)	161,770	3,090
Pinterest, Inc. Series E, 8.00% (a)(h)	2,640,631	45,973
Pinterest, Inc. Series F, 8.00% (h)	1,761,729	30,672
		85,456
IT Services - 0.1%
Nutanix, Inc. Series E (h)	783,938	10,502
Software - 0.0%
Cloudera, Inc. Series F (h)	312,284	6,380
Trion World Network, Inc.:
Series C, 8.00% (a)(h)	602,295	506
Series C-1, 8.00% (a)(h)	47,380	40
Series D, 8.00% (a)(h)	50,840	43
		6,969
TOTAL INFORMATION TECHNOLOGY		102,927
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $154,687)		207,864
Corporate Bonds - 0.0%
		Principal Amount (000s) (c)
Convertible Bonds - 0.0%
INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
Trion World Network, Inc. 15% 10/10/15 pay-in-kind (h)		$ 199	199
Nonconvertible Bonds - 0.0%
FINANCIALS - 0.0%
Banks - 0.0%
Bank of Ireland 10% 7/30/16	EUR	3,571	4,660
TOTAL CORPORATE BONDS (Cost $4,886)			4,859
Money Market Funds - 3.7%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.13% (b)	511,269,086	$ 511,269
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(e)	536,252,293	536,252
TOTAL MONEY MARKET FUNDS (Cost $1,047,521)		1,047,521
TOTAL INVESTMENT PORTFOLIO - 101.7% (Cost $21,138,519)		28,989,088
NET OTHER ASSETS (LIABILITIES) - (1.7)%		(481,870)
NET ASSETS - 100%		$ 28,507,218
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Amount is stated in United States dollars unless otherwise noted.
(d) Security or a portion of the security is on loan at period end.
(e) Investment made with cash collateral received from securities on loan.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $16,087,000 or 0.1% of net assets.

(g) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is owned by the Fund.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $471,404,000 or 1.7% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
ASAC II LP	10/10/13	$ 94,080
Blu Homes, Inc. Series A, 5.00%	6/10/13 - 12/30/14	$ 32,763
Cloudera, Inc. Series F	2/5/14	$ 4,547
Security	Acquisition Date	Acquisition Cost (000s)
Dropbox, Inc.	5/2/12	$ 11,672
Dropbox, Inc. Series A	5/29/12	$ 2,710
Dropbox, Inc. Series C	1/30/14	$ 3,090
First Data Holdings, Inc. Class B	6/26/14	$ 61,827
Intarcia Therapeutics, Inc. Series CC	11/14/12	$ 7,040
Legend Pictures LLC	9/23/10 - 12/18/12	$ 12,915
Living Proof, Inc. 8.00%	2/13/13	$ 18,400
Metro Bank PLC Class A	5/21/12 - 12/6/13	$ 7,616
Mode Media Corp. Series M-1, 8.00%	3/19/08	$ 3,508
Nutanix, Inc. Series E	8/26/14	$ 10,502
Pinterest, Inc. Series E, 8.00%	10/23/13	$ 38,370
Pinterest, Inc. Series F, 8.00%	5/15/14	$ 29,923
SVMK	12/15/14	$ 34,050
Trion World Network, Inc. warrants 8/10/17	8/10/10	$ 0*
Trion World Network, Inc. warrants 10/3/18	10/10/13	$ 0*
Trion World Network, Inc. Series C, 8.00%	8/22/08	$ 3,307
Security	Acquisition Date	Acquisition Cost (000s)
Trion World Network, Inc. Series C-1, 8.00%	8/10/10	$ 260
Trion World Network, Inc. Series D, 8.00%	3/20/13	$ 267
Trion World Network, Inc. 15% 10/10/15 pay-in-kind	10/10/13 - 10/10/14	$ 199
Weinstein Co. Holdings LLC Class A-1	10/19/05	$ 2,267

* Amount represents less than $1,000

See accompanying notes which are an integral part of the financial statements.

Annual Report

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 761
Fidelity Securities Lending Cash Central Fund	3,752
Total	$ 4,513
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
GoviEx Uranium, Inc. 144A	$ -	$ 50	$ -	$ -	$ -
GoviEx Uranium, Inc. Class A	-	-	-	-	-
GoviEx Uranium, Inc. Class B	-	-	-	-	-
Rooster Energy Ltd.	4,880	-	184	-	-
SPS Commerce, Inc.	57,542	-	30,649	-	-
Total	$ 62,422	$ 50	$ 30,833	$ -	$ -
Other Information

The following is a summary of the inputs used, as of December 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 3,922,060	$ 3,861,480	$ 1,170	$ 59,410
Consumer Staples	2,228,344	2,149,547	78,797	-
Energy	1,203,753	1,203,753	-	-
Financials	6,014,190	5,793,069	212,499	8,622
Health Care	5,079,662	4,679,243	331,411	69,008
Industrials	2,181,084	2,081,019	100,065	-
Information Technology	6,117,978	5,692,592	90,946	334,440
Materials	1,189,637	1,188,130	-	1,507
Corporate Bonds	4,859	-	4,660	199
Money Market Funds	1,047,521	1,047,521	-	-
Total Investments in Securities:	$ 28,989,088	$ 27,696,354	$ 819,548	$ 473,186

The following is a summary of transfers between Level 1 and Level 2 for the period ended December 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$ 330,879
Level 2 to Level 1	$ 0
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Equities - Information Technology
Beginning Balance	$ 83,086
Net Realized Gain (Loss) on Investment Securities	5,000
Net Unrealized Gain (Loss) on Investment Securities	24,247
Cost of Purchases	143,939
Proceeds of Sales	(33,919)
Amortization/Accretion	-
Transfers into Level 3	112,087
Transfers out of Level 3	-
Ending Balance	$ 334,440
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2014	$ 22,881
(Amounts in thousands)
Investments in Securities:
Other Investments in Securities
Beginning Balance	$ 214,754
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	36,996
Cost of Purchases	14,581
Proceeds of Sales	(15,498)
Amortization/Accretion	-
Transfers into Level 3	8,901
Transfers out of Level 3	(120,988)
Ending Balance	$ 138,746
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2014	$ 40,946

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	87.6%
Canada	2.2%
Ireland	1.7%
United Kingdom	1.7%
Others (Individually Less Than 1%)	6.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	December 31, 2014

Assets
Investment in securities, at value (including securities loaned of $517,152) - See accompanying schedule: Unaffiliated issuers (cost $20,090,998)	$ 27,941,567
Fidelity Central Funds (cost $1,047,521)	1,047,521
Total Investments (cost $21,138,519)		$ 28,989,088
Receivable for investments sold Regular delivery		103,293
Delayed delivery		7,626
Receivable for fund shares sold		27,763
Dividends receivable		21,745
Interest receivable		220
Distributions receivable from Fidelity Central Funds		270
Prepaid expenses		60
Other receivables		544
Total assets		29,150,609

Liabilities
Payable to custodian bank	135
Payable for investments purchased	32,320
Payable for fund shares redeemed	52,421
Accrued management fee	10,578
Distribution and service plan fees payable	6,076
Other affiliated payables	4,416
Other payables and accrued expenses	1,193
Collateral on securities loaned, at value	536,252
Total liabilities		643,391

Net Assets		$ 28,507,218
Net Assets consist of:
Paid in capital		$ 20,573,274
Accumulated net investment loss		(531)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		83,919
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		7,850,556
Net Assets		$ 28,507,218

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	December 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($8,474,661 ÷ 317,709 shares)	$ 26.67

Maximum offering price per share (100/94.25 of $26.67)	$ 28.30
Class T: Net Asset Value and redemption price per share ($2,218,729 ÷ 85,016 shares)	$ 26.10

Maximum offering price per share (100/96.50 of $26.10)	$ 27.05
Class B: Net Asset Value and offering price per share ($181,905 ÷ 7,503 shares)A	$ 24.24

Class C: Net Asset Value and offering price per share ($3,888,926 ÷ 159,071 shares)A	$ 24.45

Institutional Class: Net Asset Value, offering price and redemption price per share ($13,449,025 ÷ 495,377 shares)	$ 27.15

Class Z: Net Asset Value, offering price and redemption price per share ($293,972 ÷ 10,820 shares)	$ 27.17

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended December 31, 2014

Investment Income
Dividends		$ 283,824
Interest		490
Income from Fidelity Central Funds		4,513
Total income		288,827

Expenses
Management fee Basic fee	$ 150,570
Performance adjustment	(20,430)
Transfer agent fees	49,361
Distribution and service plan fees	71,643
Accounting and security lending fees	2,060
Custodian fees and expenses	529
Independent trustees' compensation	111
Registration fees	575
Audit	127
Legal	71
Tax expense	1
Miscellaneous	195
Total expenses before reductions	254,813
Expense reductions	(461)	254,352
Net investment income (loss)		34,475
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,423,577
Other affiliated issuers	14,913
Foreign currency transactions	(494)
Total net realized gain (loss)		2,437,996
Change in net unrealized appreciation (depreciation) on: Investment securities	(58,337)
Assets and liabilities in foreign currencies	(38)
Total change in net unrealized appreciation (depreciation)		(58,375)
Net gain (loss)		2,379,621
Net increase (decrease) in net assets resulting from operations		$ 2,414,096

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2014	Year ended December 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 34,475	$ 3,847
Net realized gain (loss)	2,437,996	3,952,245
Change in net unrealized appreciation (depreciation)	(58,375)	2,582,538
Net increase (decrease) in net assets resulting from operations	2,414,096	6,538,630
Distributions to shareholders from net investment income	(31,791)	-
Distributions to shareholders from net realized gain	(2,046,943)	(3,209,309)
Total distributions	(2,078,734)	(3,209,309)
Share transactions - net increase (decrease)	2,177,978	1,757,190
Total increase (decrease) in net assets	2,513,340	5,086,511

Net Assets
Beginning of period	25,993,878	20,907,367
End of period (including accumulated net investment loss of $531 and accumulated net investment loss of $350, respectively)	$ 28,507,218	$ 25,993,878

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 26.32	$ 22.75	$ 19.72	$ 19.96	$ 17.24
Income from Investment Operations
Net investment income (loss) C	.04	.01	.03	(.05)	(.05)
Net realized and unrealized gain (loss)	2.34	7.21	3.09	(.15)	2.81
Total from investment operations	2.38	7.22	3.12	(.20)	2.76
Distributions from net realized gain	(2.03)	(3.65)	(.09)	(.04)	(.04)
Net asset value, end of period	$ 26.67	$ 26.32	$ 22.75	$ 19.72	$ 19.96
Total ReturnA, B	9.20%	32.36%	15.84%	(1.04)%	16.07%
Ratios to Average Net Assets D, F
Expenses before reductions	.92%	.94%	1.01%	1.08%	1.14%
Expenses net of fee waivers, if any	.92%	.94%	1.01%	1.08%	1.14%
Expenses net of all reductions	.92%	.94%	1.00%	1.07%	1.13%
Net investment income (loss)	.13%	.02%	.13%	(.23)%	(.28)%
Supplemental Data
Net assets, end of period (in millions)	$ 8,475	$ 8,634	$ 6,459	$ 5,809	$ 5,603
Portfolio turnover rateE	62%	79%	47%	58%	47% G

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 25.84	$ 22.44	$ 19.46	$ 19.74	$ 17.08
Income from Investment Operations
Net investment income (loss) C	(.03)	(.06)	(.02)	(.10)	(.09)
Net realized and unrealized gain (loss)	2.31	7.11	3.04	(.14)	2.78
Total from investment operations	2.28	7.05	3.02	(.24)	2.69
Distributions from net realized gain	(2.02)	(3.65)	(.04)	(.04)	(.03)
Net asset value, end of period	$ 26.10	$ 25.84	$ 22.44	$ 19.46	$ 19.74
Total ReturnA, B	8.98%	32.05%	15.52%	(1.25)%	15.81%
Ratios to Average Net Assets D, F
Expenses before reductions	1.17%	1.18%	1.25%	1.32%	1.38%
Expenses net of fee waivers, if any	1.17%	1.18%	1.25%	1.32%	1.38%
Expenses net of all reductions	1.17%	1.18%	1.24%	1.32%	1.38%
Net investment income (loss)	(.11)%	(.22)%	(.11)%	(.48)%	(.52)%
Supplemental Data
Net assets, end of period (in millions)	$ 2,219	$ 2,134	$ 1,795	$ 1,640	$ 1,756
Portfolio turnover rateE	62%	79%	47%	58%	47% G

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 24.27	$ 21.37	$ 18.60	$ 18.95	$ 16.49
Income from Investment Operations
Net investment income (loss) C	(.16)	(.19)	(.14)	(.20)	(.19)
Net realized and unrealized gain (loss)	2.15	6.74	2.91	(.15)	2.68
Total from investment operations	1.99	6.55	2.77	(.35)	2.49
Distributions from net realized gain	(2.02)	(3.65)	-	-	(.03)
Net asset value, end of period	$ 24.24	$ 24.27	$ 21.37	$ 18.60	$ 18.95
Total ReturnA, B	8.36%	31.31%	14.89%	(1.85)%	15.14%
Ratios to Average Net Assets D, F
Expenses before reductions	1.71%	1.75%	1.82%	1.89%	1.96%
Expenses net of fee waivers, if any	1.71%	1.75%	1.82%	1.89%	1.96%
Expenses net of all reductions	1.71%	1.75%	1.81%	1.89%	1.95%
Net investment income (loss)	(.66)%	(.79)%	(.68)%	(1.05)%	(1.10)%
Supplemental Data
Net assets, end of period (in millions)	$ 182	$ 213	$ 239	$ 309	$ 410
Portfolio turnover rateE	62%	79%	47%	58%	47% G

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 24.45	$ 21.49	$ 18.70	$ 19.03	$ 16.55
Income from Investment Operations
Net investment income (loss) C	(.16)	(.18)	(.13)	(.19)	(.17)
Net realized and unrealized gain (loss)	2.18	6.79	2.92	(.14)	2.68
Total from investment operations	2.02	6.61	2.79	(.33)	2.51
Distributions from net realized gain	(2.02)	(3.65)	-	-	(.03)
Net asset value, end of period	$ 24.45	$ 24.45	$ 21.49	$ 18.70	$ 19.03
Total ReturnA, B	8.43%	31.41%	14.92%	(1.73)%	15.21%
Ratios to Average Net Assets D, F
Expenses before reductions	1.67%	1.69%	1.75%	1.83%	1.88%
Expenses net of fee waivers, if any	1.67%	1.69%	1.75%	1.83%	1.88%
Expenses net of all reductions	1.67%	1.69%	1.75%	1.82%	1.88%
Net investment income (loss)	(.62)%	(.73)%	(.62)%	(.98)%	(1.02)%
Supplemental Data
Net assets, end of period (in millions)	$ 3,889	$ 3,459	$ 2,515	$ 2,133	$ 2,138
Portfolio turnover rateE	62%	79%	47%	58%	47% G

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 26.76	$ 23.02	$ 19.96	$ 20.14	$ 17.39
Income from Investment Operations
Net investment income (loss) B	.11	.07	.09	.01	(.01)
Net realized and unrealized gain (loss)	2.39	7.32	3.12	(.15)	2.85
Total from investment operations	2.50	7.39	3.21	(.14)	2.84
Distributions from net investment income	(.07)	-	(.02)	-	-
Distributions from net realized gain	(2.04)	(3.65)	(.13)	(.04)	(.09)
Total distributions	(2.11)	(3.65)	(.15)	(.04)	(.09)
Net asset value, end of period	$ 27.15	$ 26.76	$ 23.02	$ 19.96	$ 20.14
Total ReturnA	9.51%	32.73%	16.11%	(.73)%	16.34%
Ratios to Average Net Assets C, E
Expenses before reductions	.67%	.68%	.74%	.81%	.89%
Expenses net of fee waivers, if any	.67%	.68%	.74%	.81%	.89%
Expenses net of all reductions	.67%	.68%	.74%	.81%	.89%
Net investment income (loss)	.39%	.28%	.39%	.03%	(.04)%
Supplemental Data
Net assets, end of period (in millions)	$ 13,449	$ 11,477	$ 9,898	$ 7,169	$ 5,898
Portfolio turnover rateD	62%	79%	47%	58%	47% F

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class Z

Years ended December 31,	2014	2013 G
Selected Per-Share Data
Net asset value, beginning of period	$ 26.78	$ 27.42
Income from Investment Operations
Net investment income (loss) D	.15	.01
Net realized and unrealized gain (loss)	2.39	3.00
Total from investment operations	2.54	3.01
Distributions from net investment income	(.10)	-
Distributions from net realized gain	(2.04)	(3.65)
Total distributions	(2.15) I	(3.65)
Net asset value, end of period	$ 27.17	$ 26.78
Total ReturnB, C	9.65%	11.50%
Ratios to Average Net Assets E, H
Expenses before reductions	.54%	.55%A
Expenses net of fee waivers, if any	.54%	.55%A
Expenses net of all reductions	.53%	.55%A
Net investment income (loss)	.52%	.14%A
Supplemental Data
Net assets, end of period (in millions)	$ 294	$ 77
Portfolio turnover rateF	62%	79%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 13, 2013 (commencement of sale of shares) to December 31, 2013.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $2.15 per share is comprised of distributions from net investment income of $.104 and distributions from net realized gain of $2.041 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2014

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor New Insights Fund (the Fund) is a fund of Fidelity Contrafund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Institutional Class and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 12/31/14 (000s)	Valuation Technique (s)	Unobservable Input	Amount or Range / Weighted Average	Impact to Valuation from an Increase in Input*
Corporate Bonds	$ 199	Last transaction price	Transaction price	$100.00	Increase
Equities	$ 471,479	Adjusted book value	Discount rate	40%	Decrease
			Book value multiple	1.0	Increase
		Discounted cash flow	Discount rate	8.0% - 30.0% / 16.2%	Decrease
			FCF multiple	14.6	Increase
			Probability rate	80.0%	Increase
			Perpetual growth rate	2.5%	Increase

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

Asset Type	Fair Value at 12/31/14 (000s)	Valuation Technique (s)	Unobservable Input	Amount or Range / Weighted Average	Impact to Valuation from an Increase in Input*
		Expected distribution	Recovery rate	0.0%	Increase
		Last transaction price	Discount rate	50.0%	Decrease
			Transaction price	$13.40 - $2,016.58 / $692.93	Increase
		Market comparable	Discount rate	8.0% - 50.0% / 16.3%	Decrease
			P/E multiple	10.0	Increase
			EV/EBITDA multiple	8.0	Increase
			EV/Sales multiple	2.2 - 11.3 / 10.5	Increase
			P/B multiple	2.6	Increase
			Revenue multiplier	5.3	Increase
		Partnership NAV	Discount rate	10.0%	Decrease
		Tender offer	Tender offer	$19.10	Increase

* Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2014 including information on transfers between levels 1 and 2, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

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3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Deferred Trustee Compensation - continued

marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 8,113,506
Gross unrealized depreciation	(339,968)
Net unrealized appreciation (depreciation) on securities	$ 7,773,538

Tax Cost	$ 21,215,550

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 162,929
Net unrealized appreciation (depreciation) on securities and other investments	$ 7,773,442

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2015	$ (1,979)

The Fund acquired $1,979 of its capital loss carryforward as part of a merger in a prior period. The losses acquired that will be available to offset future capital gains of the Fund will be limited to approximately $1,979 per year.

The tax character of distributions paid was as follows:

	December 31, 2014	December 31, 2013
Ordinary Income	$ 46,491	$ -
Long-term Capital Gains	2,032,243	3,209,309
Total	$ 2,078,734	$ 3,209,309

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Funds' financial statements and related disclosures.

4. Purchase and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $16,499,374 and $16,565,970, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .48% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

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5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 21,769	$ 619
Class T	.25%	.25%	10,935	9
Class B	.75%	.25%	1,988	1,492
Class C	.75%	.25%	36,951	5,099
			$ 71,643	$ 7,219

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 1,625
Class T	217
Class B*	89
Class C*	214
$ 2,145

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 15,963.18
Class T	3,933.18
Class B	442.22
Class C	6,771.18
Institutional Class	22,161.18
Class Z	91.05
	$ 49,361

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $205 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $2.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $43 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

Annual Report

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $1,131. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $3,752, including $43 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $461 for the period. In addition, the investment adviser reimbursed a portion of the Fund's operating expenses, including certain Institutional Class expenses during the period in the amount of sixty-three dollars.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2014	2013 A
From net investment income
Institutional Class	$ 30,759	$ -
Class Z	1,032	-
Total	$ 31,791	$ -

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

9. Distributions to Shareholders - continued

Years ended December 31,	2014	2013 A
From net realized gain
Class A	$ 606,361	$ 1,060,799
Class T	160,563	265,920
Class B	14,434	28,256
Class C	297,255	450,260
Institutional Class	948,474	1,402,183
Class Z	19,856	1,891
Total	$ 2,046,943	$ 3,209,309

A Distributions for Class Z are for the period August 13, 2013 (commencement of sale of shares) to December 31, 2013.

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended December 31,	2014	2013A	2014	2013A
Class A
Shares sold	56,480	65,693	$ 1,535,803	$ 1,709,859
Reinvestment of distributions	22,207	38,006	581,082	963,449
Shares redeemed	(89,074)	(59,581)	(2,443,351)	(1,554,286)
Net increase (decrease)	(10,387)	44,118	$ (326,466)	$ 1,119,022
Class T
Shares sold	10,880	11,842	$ 289,917	$ 302,804
Reinvestment of distributions	5,820	9,694	149,046	241,279
Shares redeemed	(14,283)	(18,916)	(381,835)	(492,682)
Net increase (decrease)	2,417	2,620	$ 57,128	$ 51,401
Class B
Shares sold	194	357	$ 4,762	$ 8,651
Reinvestment of distributions	541	1,033	12,886	24,155
Shares redeemed	(1,988)	(3,840)	(49,648)	(90,160)
Net increase (decrease)	(1,253)	(2,450)	$ (32,000)	$ (57,354)
Class C
Shares sold	25,077	26,314	$ 628,846	$ 642,662
Reinvestment of distributions	10,237	15,356	245,714	361,789
Shares redeemed	(17,713)	(17,222)	(446,482)	(423,433)
Net increase (decrease)	17,601	24,448	$ 428,078	$ 581,018
Institutional Class
Shares sold	132,665	113,996	$ 3,697,269	$ 2,983,413
Reinvestment of distributions	30,790	44,982	819,710	1,159,198
Shares redeemed	(97,045)	(160,011)	(2,684,332)	(4,155,899)
Net increase (decrease)	66,410	(1,033)	$ 1,832,647	$ (13,288)

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10. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2014	2013A	2014	2013A
Class Z
Shares sold	8,291	2,843	$ 229,233	$ 75,653
Reinvestment of distributions	772	73	20,561	1,891
Shares redeemed	(1,117)	(42)	(31,203)	(1,153)
Net increase (decrease)	7,946	2,874	$ 218,591	$ 76,391

A Share transactions for Class Z are for the period August 13, 2013 (commencement of sale of shares) to December 31, 2013.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Contrafund and the Shareholders of Fidelity Advisor New Insights Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor New Insights Fund (a fund of Fidelity Contrafund) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor New Insights Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 20, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor New Insights Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class Z	02/17/15	02/13/15	$0.154

The fund hereby designates as a capital gain with respect to the taxable year ended December 31, 2014, $2,314,401,508, or, if subsequently determined to be different, the net capital gain of such year.

Class Z designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class Z designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor New Insights Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in September 2013.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Fidelity Advisor New Insights Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor New Insights Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking.

Annual Report

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2013.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Adviser

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

(Fidelity Investment logo)(registered trademark)

ANIFZ-UANN-0215
1.9585874.101

(Fidelity Investment logo)(registered trademark)

Fidelity Advisor®

New Insights

Fund - Class A, Class T, Class B
and Class C

Annual Report

December 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended December 31, 2014	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	2.93%	12.63%	8.73%
Class T (incl. 3.50% sales charge)	5.17%	12.90%	8.73%
Class B (incl. contingent deferred sales charge)A	3.37%	12.82%	8.76%
Class C (incl. contingent deferred sales charge)B	7.43%	13.14%	8.57%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor ® New Insights Fund - Class A on December 31, 2004, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near an all-time high for the 12 months ending December 31, 2014, supported by low interest rates and strong corporate profits. The large-cap S&P 500® Index returned 13.69%, achieving a double-digit gain for the third consecutive year. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® returned 14.75%, while the small-cap Russell 2000® Index returned a relatively lackluster 4.89% amid growth and valuation worries. Utilities (+29%) ended the year as the top-performing sector in the S&P 500®, lifted by fourth-quarter demand for U.S.-focused, dividend-paying stocks. Health care (+25%), a much larger index component, also gained strongly, as did information technology (+20%) and consumer staples (+16%). Conversely, energy (-8%) was by far the biggest laggard, reflecting a sharp drop in crude prices beginning in June, attributed to weaker demand and a U.S. supply boom driven by shale drilling. Volatility was tame for much of the period, although it spiked to a three-year high in October amid growth concerns, Ebola fears, and unrest in Syria, Iraq and Ukraine. Yet stocks still gained for the fourth quarter, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate.

Comments from William Danoff and John Roth, Co-Portfolio Managers of Fidelity Advisor® New Insights Fund: For the year, the fund's Class A, Class T, Class B and Class C shares gained 9.20%, 8.98%, 8.36% and 8.43%, respectively (excluding sales charges), trailing the S&P 500® Index. Versus the index, security selection in technology hurt most, especially our decision to largely avoid sizable index component Apple, as we thought it would have a very hard time keeping the tremendous pace of its historical growth. Elsewhere in tech, Google was among our largest holdings (Class A and Class C) and a relative detractor. The firm continued to do phenomenally innovative things, but it is fighting a shift away from desktop search to less-expensive searches on mobile phones. Conversely, the fund's large position in social-media firm Facebook and our decision to largely avoid index name IBM helped relative performance. A non-index stake in Tesla Motors was the largest relative contributor. Shares of the automaker rose in the first quarter of 2014 as investors cheered the company's plan to build a battery-manufacturing "gigafactory." The stock appreciated as the market began pricing in a very high future success rate for the company, making Tesla's risk/reward profile look less attractive. As a result, we sold much of our stake during this time. Lastly, our non-U.S. investments underperformed, due in part to a strong U.S. dollar.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1, 2014 to December 31, 2014
Class A	.86%
Actual		$ 1,000.00	$ 1,027.70	$ 4.40
HypotheticalA		$ 1,000.00	$ 1,020.87	$ 4.38
Class T	1.11%
Actual		$ 1,000.00	$ 1,026.30	$ 5.67
HypotheticalA		$ 1,000.00	$ 1,019.61	$ 5.65
Class B	1.64%
Actual		$ 1,000.00	$ 1,023.40	$ 8.36
HypotheticalA		$ 1,000.00	$ 1,016.94	$ 8.34
Class C	1.61%
Actual		$ 1,000.00	$ 1,024.00	$ 8.21
HypotheticalA		$ 1,000.00	$ 1,017.09	$ 8.19
Institutional Class	.61%
Actual		$ 1,000.00	$ 1,029.00	$ 3.12
HypotheticalA		$ 1,000.00	$ 1,022.13	$ 3.11
Class Z	.51%
Actual		$ 1,000.00	$ 1,029.60	$ 2.61
HypotheticalA		$ 1,000.00	$ 1,022.63	$ 2.60

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Facebook, Inc. Class A	2.7	1.7
Wells Fargo & Co.	2.7	2.5
Microsoft Corp.	2.6	2.8
Bank of America Corp.	2.4	1.5
Gilead Sciences, Inc.	2.0	1.5
UnitedHealth Group, Inc.	1.9	1.5
JPMorgan Chase & Co.	1.8	1.5
Berkshire Hathaway, Inc. Class A	1.8	1.6
Visa, Inc. Class A	1.6	1.3
Starbucks Corp.	1.4	1.3
	20.9
Top Five Market Sectors as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	21.5	20.0
Financials	21.1	19.1
Health Care	17.8	13.7
Consumer Discretionary	13.7	13.7
Consumer Staples	7.8	7.1
Asset Allocation (% of fund's net assets)
As of December 31, 2014*		As of June 30, 2014**
	Stocks 97.3%		Stocks 98.0%
	Bonds† 0.0%		Bonds† 0.0%
	Convertible Securities 0.7%		Convertible Securities 0.6%
	Short-Term Investments and Net Other Assets (Liabilities) 2.0%		Short-Term Investments and Net Other Assets (Liabilities) 1.4%
* Foreign investments	12.4%	** Foreign investments	14.5%

† Amount represents less than 0.1%

Annual Report

Investments December 31, 2014

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 13.6%
Automobiles - 1.0%
Harley-Davidson, Inc.	1,682,489	$ 110,893
PT Astra International Tbk	1,961,300	1,170
Tesla Motors, Inc. (a)(d)	788,224	175,309
		287,372
Hotels, Restaurants & Leisure - 4.3%
ARAMARK Holdings Corp.	5,768,300	179,683
Chipotle Mexican Grill, Inc. (a)	286,224	195,923
Darden Restaurants, Inc.	477,800	28,013
Domino's Pizza, Inc.	1,726,718	162,605
Dunkin' Brands Group, Inc.	701,600	29,923
Marriott International, Inc. Class A	1,497,936	116,884
Starbucks Corp.	4,799,706	393,816
Whitbread PLC	1,636,700	121,681
		1,228,528
Household Durables - 0.3%
D.R. Horton, Inc.	3,532,324	89,332
Internet & Catalog Retail - 1.1%
priceline.com, Inc. (a)	210,717	240,262
TripAdvisor, Inc. (a)	638,819	47,694
zulily, Inc. Class A (a)(d)	1,392,100	32,575
		320,531
Media - 2.8%
Comcast Corp. Class A	3,572,700	207,252
Legend Pictures LLC (a)(g)(h)	11,303	22,793
Liberty Global PLC Class A (a)	1,776,705	89,199
The Walt Disney Co.	3,937,538	370,877
Viacom, Inc. Class B (non-vtg.)	1,550,300	116,660
Weinstein Co. Holdings LLC Class A-1 (a)(g)(h)	2,267	413
		807,194
Multiline Retail - 0.1%
Dollarama, Inc.	387,600	19,817
Poundland Group PLC	62,246	318
		20,135
Specialty Retail - 2.0%
AutoZone, Inc. (a)	68,650	42,502
Cabela's, Inc. Class A (a)(d)	770,600	40,618
Home Depot, Inc.	141,200	14,822
O'Reilly Automotive, Inc. (a)	271,816	52,357
Signet Jewelers Ltd.	183,800	24,183
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
TJX Companies, Inc.	3,693,167	$ 253,277
Tractor Supply Co.	1,046,250	82,465
World Duty Free SpA (a)	4,887,152	47,103
		557,327
Textiles, Apparel & Luxury Goods - 2.0%
Brunello Cucinelli SpA (d)	1,749,204	39,221
China Hongxing Sports Ltd. (a)	6,000,000	260
Hermes International SCA (d)	273,200	97,457
NIKE, Inc. Class B	3,388,289	325,784
Under Armour, Inc. Class A (sub. vtg.) (a)	1,663,838	112,975
		575,697
TOTAL CONSUMER DISCRETIONARY		3,886,116
CONSUMER STAPLES - 7.8%
Beverages - 1.2%
Anheuser-Busch InBev SA NV ADR	551,961	61,996
Boston Beer Co., Inc. Class A (a)	380,603	110,200
Constellation Brands, Inc. Class A (sub. vtg.) (a)	1,659,800	162,943
		335,139
Food & Staples Retailing - 2.4%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	382,200	16,018
Costco Wholesale Corp.	1,247,725	176,865
CVS Health Corp.	4,053,177	390,361
Diplomat Pharmacy, Inc. (d)	85,500	2,340
Kroger Co.	220,900	14,184
Sprouts Farmers Market LLC (a)	20,300	690
Tesco PLC	26,113,500	76,139
		676,597
Food Products - 1.7%
Associated British Foods PLC	3,485,592	171,291
Diamond Foods, Inc. (a)	26,962	761
Mead Johnson Nutrition Co. Class A	2,011,400	202,226
Mondelez International, Inc.	2,659,943	96,622
The Hain Celestial Group, Inc. (a)	243,200	14,176
		485,076
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Household Products - 1.3%
Colgate-Palmolive Co.	3,420,649	$ 236,675
Procter & Gamble Co.	1,556,100	141,745
		378,420
Personal Products - 1.2%
AMOREPACIFIC Group, Inc.	2,924	2,658
Estee Lauder Companies, Inc. Class A	3,614,544	275,428
L'Oreal SA	445,101	75,026
		353,112
TOTAL CONSUMER STAPLES		2,228,344
ENERGY - 4.2%
Energy Equipment & Services - 1.1%
Oceaneering International, Inc.	1,026,799	60,386
Schlumberger Ltd.	3,017,923	257,761
		318,147
Oil, Gas & Consumable Fuels - 3.1%
Anadarko Petroleum Corp.	1,723,188	142,163
Antero Resources Corp. (a)(d)	1,991,756	80,825
Birchcliff Energy Ltd. (a)(f)	585,400	3,940
Cabot Oil & Gas Corp.	3,082,780	91,281
Concho Resources, Inc. (a)	78,980	7,878
EOG Resources, Inc.	2,479,460	228,284
Kinder Morgan Holding Co. LLC	1,582,400	66,951
Memorial Resource Development Corp.	1,226,100	22,107
Noble Energy, Inc.	5,101,128	241,947
Rooster Energy Ltd. (a)	3,812,500	230
		885,606
TOTAL ENERGY		1,203,753
FINANCIALS - 21.1%
Banks - 9.1%
Bank of America Corp.	38,420,427	687,341
Bank of Ireland (a)	248,940,628	93,284
HDFC Bank Ltd. sponsored ADR	1,673,372	84,924
JPMorgan Chase & Co.	8,373,800	524,032
Metro Bank PLC Class A (a)(h)	419,395	8,622
PNC Financial Services Group, Inc.	1,999,689	182,432
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Banks - continued
U.S. Bancorp	5,815,814	$ 261,421
Wells Fargo & Co.	13,899,656	761,979
		2,604,035
Capital Markets - 2.9%
Ameriprise Financial, Inc.	1,007,539	133,247
BlackRock, Inc. Class A	459,746	164,387
Charles Schwab Corp.	5,338,064	161,156
KKR & Co. LP	1,570,300	36,447
Morgan Stanley	6,955,677	269,880
Oaktree Capital Group LLC Class A	1,183,076	61,319
The Blackstone Group LP	70,376	2,381
		828,817
Consumer Finance - 1.2%
American Express Co.	3,245,947	302,003
Discover Financial Services	771,700	50,539
		352,542
Diversified Financial Services - 2.1%
Berkshire Hathaway, Inc. Class A (a)	2,278	514,828
McGraw Hill Financial, Inc.	894,400	79,584
		594,412
Insurance - 4.5%
ACE Ltd.	1,183,095	135,914
AIA Group Ltd.	21,614,600	119,215
American International Group, Inc.	6,758,400	378,538
Fairfax Financial Holdings Ltd. (sub. vtg.)	229,100	120,048
Marsh & McLennan Companies, Inc.	1,571,441	89,949
MetLife, Inc.	4,121,000	222,905
The Chubb Corp.	1,446,636	149,683
The Travelers Companies, Inc.	545,463	57,737
		1,273,989
Real Estate Investment Trusts - 0.8%
American Tower Corp.	1,890,375	186,864
Equity Residential (SBI)	652,400	46,868
		233,732
Real Estate Management & Development - 0.5%
Realogy Holdings Corp. (a)	2,847,000	126,663
TOTAL FINANCIALS		6,014,190
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - 17.6%
Biotechnology - 5.9%
Agios Pharmaceuticals, Inc. (a)(d)	1,236,862	$ 138,578
Alexion Pharmaceuticals, Inc. (a)	120,200	22,241
Amgen, Inc.	1,526,449	243,148
Biogen Idec, Inc. (a)	1,057,086	358,828
Bluebird Bio, Inc. (a)	92,500	8,484
Celgene Corp. (a)	638,900	71,467
CSL Ltd.	1,778,600	124,939
Exact Sciences Corp. (a)(d)	521,300	14,304
Gilead Sciences, Inc. (a)	6,139,220	578,683
Karyopharm Therapeutics, Inc. (a)	201,001	7,523
Light Sciences Oncology, Inc. (a)	2,708,254	0*
Medivation, Inc. (a)	493,492	49,157
Receptos, Inc. (a)	244,700	29,978
Regeneron Pharmaceuticals, Inc. (a)	67,400	27,651
RXi Pharmaceuticals Corp. warrants 2/4/15 (a)	228,571	0*
		1,674,981
Health Care Equipment & Supplies - 2.3%
Align Technology, Inc. (a)	2,038,058	113,948
Becton, Dickinson & Co.	263,000	36,599
Boston Scientific Corp. (a)	7,419,124	98,303
CareFusion Corp. (a)	530,200	31,462
DexCom, Inc. (a)	560,938	30,880
Edwards Lifesciences Corp. (a)	688,900	87,752
High Power Exploration (a)	58,562	15
Medtronic, Inc.	997,300	72,005
The Cooper Companies, Inc.	600,151	97,278
Zimmer Holdings, Inc.	714,769	81,069
		649,311
Health Care Providers & Services - 3.3%
Aetna, Inc.	590,548	52,458
AmerisourceBergen Corp.	228,000	20,556
Anthem, Inc.	585,200	73,542
Cigna Corp.	336,300	34,609
HCA Holdings, Inc. (a)	370,700	27,206
Henry Schein, Inc. (a)	1,047,562	142,626
UnitedHealth Group, Inc.	5,457,300	551,678
Universal Health Services, Inc. Class B	256,500	28,538
		931,213
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Technology - 0.7%
Castlight Health, Inc.	1,325,100	$ 15,504
Cerner Corp. (a)	2,918,730	188,725
		204,229
Life Sciences Tools & Services - 2.1%
Eurofins Scientific SA	483,484	124,058
Illumina, Inc. (a)	400,251	73,878
Mettler-Toledo International, Inc. (a)	541,498	163,781
PAREXEL International Corp. (a)	873,450	48,529
Thermo Fisher Scientific, Inc.	1,351,035	169,271
Waters Corp. (a)	212,200	23,919
		603,436
Pharmaceuticals - 3.3%
Akorn, Inc. (a)	59,145	2,141
Astellas Pharma, Inc.	9,603,900	133,706
Bristol-Myers Squibb Co.	2,779,300	164,062
Jazz Pharmaceuticals PLC (a)	125,000	20,466
Johnson & Johnson	3,559,100	372,175
Novo Nordisk A/S Series B	1,720,250	72,766
Perrigo Co. PLC	604,185	100,996
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,411,700	81,187
		947,499
TOTAL HEALTH CARE		5,010,669
INDUSTRIALS - 7.7%
Aerospace & Defense - 0.2%
TransDigm Group, Inc.	280,654	55,106
Air Freight & Logistics - 0.4%
C.H. Robinson Worldwide, Inc.	397,800	29,791
FedEx Corp.	450,700	78,269
XPO Logistics, Inc. (a)	329,300	13,462
		121,522
Airlines - 1.0%
Delta Air Lines, Inc.	295,200	14,521
Ryanair Holdings PLC sponsored ADR (a)	1,862,895	132,769
Southwest Airlines Co.	2,304,900	97,543
United Continental Holdings, Inc. (a)	349,700	23,391
		268,224
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Building Products - 0.4%
Fortune Brands Home & Security, Inc.	833,508	$ 37,733
Toto Ltd.	6,189,000	71,995
		109,728
Construction & Engineering - 0.0%
Larsen & Toubro Ltd. (a)	323,289	7,627
Electrical Equipment - 1.0%
Eaton Corp. PLC	2,182,942	148,353
OSRAM Licht AG	520,703	20,443
Rockwell Automation, Inc.	1,062,600	118,161
		286,957
Industrial Conglomerates - 0.5%
Danaher Corp.	1,756,068	150,513
Machinery - 0.1%
PACCAR, Inc.	439,213	29,871
Professional Services - 0.5%
Robert Half International, Inc.	346,200	20,211
Verisk Analytics, Inc. (a)	1,647,495	105,522
		125,733
Road & Rail - 2.9%
Canadian Pacific Railway Ltd. (d)	1,837,932	353,966
J.B. Hunt Transport Services, Inc.	653,330	55,043
Kansas City Southern	1,248,500	152,354
Union Pacific Corp.	2,264,232	269,738
		831,101
Trading Companies & Distributors - 0.7%
Air Lease Corp.:
Class A (f)	320,800	11,007
Class A	2,433,111	83,480
United Rentals, Inc. (a)	982,400	100,215
		194,702
TOTAL INDUSTRIALS		2,181,084
INFORMATION TECHNOLOGY - 21.1%
Communications Equipment - 0.7%
F5 Networks, Inc. (a)	126,100	16,452
QUALCOMM, Inc.	2,350,100	174,683
		191,135
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - 1.4%
Amphenol Corp. Class A	6,878,472	$ 370,131
Trimble Navigation Ltd. (a)	1,595,400	42,342
		412,473
Internet Software & Services - 7.5%
Akamai Technologies, Inc. (a)	2,424,900	152,672
Alibaba Group Holding Ltd. sponsored ADR	652,800	67,852
Cimpress NV (a)	167,636	12,546
Cornerstone OnDemand, Inc. (a)	1,131,200	39,818
Dropbox, Inc. (a)(h)	1,289,836	24,636
eBay, Inc. (a)	3,739,700	209,872
Facebook, Inc. Class A (a)	9,917,759	773,790
Google, Inc.:
Class A (a)	607,046	322,135
Class C (a)	626,146	329,603
JUST EAT Ltd. (a)(d)	2,644,682	12,766
Shutterstock, Inc. (a)(d)	547,050	37,801
SPS Commerce, Inc. (a)	346,839	19,641
SVMK (h)	2,069,881	34,050
Yahoo!, Inc. (a)	2,291,624	115,750
		2,152,932
IT Services - 4.9%
Alliance Data Systems Corp. (a)	224,045	64,088
ASAC II LP (a)(h)	9,408,021	130,321
Fidelity National Information Services, Inc.	1,775,330	110,426
Fiserv, Inc. (a)	1,460,732	103,668
FleetCor Technologies, Inc. (a)	222,700	33,118
Gartner, Inc. Class A (a)	686,700	57,827
IBM Corp.	900,000	144,396
MasterCard, Inc. Class A	2,303,035	198,429
Total System Services, Inc.	2,278,200	77,368
Visa, Inc. Class A	1,801,224	472,281
		1,391,922
Semiconductors & Semiconductor Equipment - 1.1%
Analog Devices, Inc.	565,800	31,413
Avago Technologies Ltd.	972,106	97,784
Broadcom Corp. Class A	599,100	25,959
Freescale Semiconductor, Inc. (a)	1,621,830	40,919
M/A-COM Technology Solutions Holdings, Inc. (a)	248,829	7,783
NXP Semiconductors NV (a)	650,200	49,675
Skyworks Solutions, Inc.	269,500	19,595
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,268,600	$ 28,391
TriQuint Semiconductor, Inc. (a)	728,900	20,081
		321,600
Software - 5.0%
Activision Blizzard, Inc.	1,455,453	29,327
Adobe Systems, Inc. (a)	1,141,761	83,006
Intuit, Inc.	772,300	71,198
Microsoft Corp.	15,683,913	728,518
Mobileye NV	1,994,120	72,793
NetSuite, Inc. (a)(d)	959,489	104,747
Oracle Corp.	187,300	8,423
salesforce.com, Inc. (a)	3,317,188	196,742
ServiceNow, Inc. (a)	428,923	29,102
Symantec Corp.	1,008,200	25,865
Trion World Network, Inc.:
warrants 8/10/17 (a)(h)	18,952	0*
warrants 10/3/18 (a)(h)	27,736	0*
Ultimate Software Group, Inc. (a)	432,458	63,491
		1,413,212
Technology Hardware, Storage & Peripherals - 0.5%
Apple, Inc.	644,300	71,118
First Data Holdings, Inc. Class B (h)	15,456,860	42,506
Samsung Electronics Co. Ltd.	15,024	18,153
		131,777
TOTAL INFORMATION TECHNOLOGY		6,015,051
MATERIALS - 4.2%
Chemicals - 3.0%
Air Products & Chemicals, Inc.	125,300	18,072
Airgas, Inc.	788,300	90,796
CF Industries Holdings, Inc.	147,800	40,281
Ecolab, Inc.	1,259,145	131,606
Essentra PLC	890,692	10,162
Monsanto Co.	1,398,167	167,039
PPG Industries, Inc.	1,019,859	235,740
Sherwin-Williams Co.	624,736	164,331
		858,027
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Containers & Packaging - 0.3%
Packaging Corp. of America	111,850	$ 8,730
Rock-Tenn Co. Class A	1,488,346	90,759
		99,489
Metals & Mining - 0.5%
B2Gold Corp. (a)	21,336,432	34,893
Franco-Nevada Corp.	874,061	43,041
GoviEx Uranium, Inc. (a)	851,865	367
GoviEx Uranium, Inc. (f)	23,200	10
GoviEx Uranium, Inc. (f)	2,625,135	1,130
Steel Dynamics, Inc.	972,900	19,205
Tahoe Resources, Inc.	2,240,400	31,143
		129,789
Paper & Forest Products - 0.4%
International Paper Co.	1,909,883	102,332
TOTAL MATERIALS		1,189,637
TOTAL COMMON STOCKS (Cost $19,931,425)		27,728,844
Convertible Preferred Stocks - 0.7%

CONSUMER DISCRETIONARY - 0.1%
Household Durables - 0.1%
Blu Homes, Inc. Series A, 5.00% (a)(h)	7,091,632	35,671
Media - 0.0%
Mode Media Corp. Series M-1, 8.00% (a)(h)	165,366	273
TOTAL CONSUMER DISCRETIONARY		35,944
HEALTH CARE - 0.2%
Biotechnology - 0.0%
Intarcia Therapeutics, Inc. Series CC (a)(h)	516,522	16,730
Life Sciences Tools & Services - 0.2%
Living Proof, Inc. 8.00% (a)(h)	10,369,703	52,263
TOTAL HEALTH CARE		68,993
Convertible Preferred Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - 0.4%
Internet Software & Services - 0.3%
Dropbox, Inc.:
Series A (a)(h)	299,518	$ 5,721
Series C (h)	161,770	3,090
Pinterest, Inc. Series E, 8.00% (a)(h)	2,640,631	45,973
Pinterest, Inc. Series F, 8.00% (h)	1,761,729	30,672
		85,456
IT Services - 0.1%
Nutanix, Inc. Series E (h)	783,938	10,502
Software - 0.0%
Cloudera, Inc. Series F (h)	312,284	6,380
Trion World Network, Inc.:
Series C, 8.00% (a)(h)	602,295	506
Series C-1, 8.00% (a)(h)	47,380	40
Series D, 8.00% (a)(h)	50,840	43
		6,969
TOTAL INFORMATION TECHNOLOGY		102,927
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $154,687)		207,864
Corporate Bonds - 0.0%
		Principal Amount (000s) (c)
Convertible Bonds - 0.0%
INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
Trion World Network, Inc. 15% 10/10/15 pay-in-kind (h)		$ 199	199
Nonconvertible Bonds - 0.0%
FINANCIALS - 0.0%
Banks - 0.0%
Bank of Ireland 10% 7/30/16	EUR	3,571	4,660
TOTAL CORPORATE BONDS (Cost $4,886)			4,859
Money Market Funds - 3.7%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.13% (b)	511,269,086	$ 511,269
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(e)	536,252,293	536,252
TOTAL MONEY MARKET FUNDS (Cost $1,047,521)		1,047,521
TOTAL INVESTMENT PORTFOLIO - 101.7% (Cost $21,138,519)		28,989,088
NET OTHER ASSETS (LIABILITIES) - (1.7)%		(481,870)
NET ASSETS - 100%		$ 28,507,218
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Amount is stated in United States dollars unless otherwise noted.
(d) Security or a portion of the security is on loan at period end.
(e) Investment made with cash collateral received from securities on loan.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $16,087,000 or 0.1% of net assets.

(g) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is owned by the Fund.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $471,404,000 or 1.7% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
ASAC II LP	10/10/13	$ 94,080
Blu Homes, Inc. Series A, 5.00%	6/10/13 - 12/30/14	$ 32,763
Cloudera, Inc. Series F	2/5/14	$ 4,547
Security	Acquisition Date	Acquisition Cost (000s)
Dropbox, Inc.	5/2/12	$ 11,672
Dropbox, Inc. Series A	5/29/12	$ 2,710
Dropbox, Inc. Series C	1/30/14	$ 3,090
First Data Holdings, Inc. Class B	6/26/14	$ 61,827
Intarcia Therapeutics, Inc. Series CC	11/14/12	$ 7,040
Legend Pictures LLC	9/23/10 - 12/18/12	$ 12,915
Living Proof, Inc. 8.00%	2/13/13	$ 18,400
Metro Bank PLC Class A	5/21/12 - 12/6/13	$ 7,616
Mode Media Corp. Series M-1, 8.00%	3/19/08	$ 3,508
Nutanix, Inc. Series E	8/26/14	$ 10,502
Pinterest, Inc. Series E, 8.00%	10/23/13	$ 38,370
Pinterest, Inc. Series F, 8.00%	5/15/14	$ 29,923
SVMK	12/15/14	$ 34,050
Trion World Network, Inc. warrants 8/10/17	8/10/10	$ 0*
Trion World Network, Inc. warrants 10/3/18	10/10/13	$ 0*
Trion World Network, Inc. Series C, 8.00%	8/22/08	$ 3,307
Security	Acquisition Date	Acquisition Cost (000s)
Trion World Network, Inc. Series C-1, 8.00%	8/10/10	$ 260
Trion World Network, Inc. Series D, 8.00%	3/20/13	$ 267
Trion World Network, Inc. 15% 10/10/15 pay-in-kind	10/10/13 - 10/10/14	$ 199
Weinstein Co. Holdings LLC Class A-1	10/19/05	$ 2,267

* Amount represents less than $1,000

See accompanying notes which are an integral part of the financial statements.

Annual Report

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 761
Fidelity Securities Lending Cash Central Fund	3,752
Total	$ 4,513
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
GoviEx Uranium, Inc. 144A	$ -	$ 50	$ -	$ -	$ -
GoviEx Uranium, Inc. Class A	-	-	-	-	-
GoviEx Uranium, Inc. Class B	-	-	-	-	-
Rooster Energy Ltd.	4,880	-	184	-	-
SPS Commerce, Inc.	57,542	-	30,649	-	-
Total	$ 62,422	$ 50	$ 30,833	$ -	$ -
Other Information

The following is a summary of the inputs used, as of December 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 3,922,060	$ 3,861,480	$ 1,170	$ 59,410
Consumer Staples	2,228,344	2,149,547	78,797	-
Energy	1,203,753	1,203,753	-	-
Financials	6,014,190	5,793,069	212,499	8,622
Health Care	5,079,662	4,679,243	331,411	69,008
Industrials	2,181,084	2,081,019	100,065	-
Information Technology	6,117,978	5,692,592	90,946	334,440
Materials	1,189,637	1,188,130	-	1,507
Corporate Bonds	4,859	-	4,660	199
Money Market Funds	1,047,521	1,047,521	-	-
Total Investments in Securities:	$ 28,989,088	$ 27,696,354	$ 819,548	$ 473,186

The following is a summary of transfers between Level 1 and Level 2 for the period ended December 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$ 330,879
Level 2 to Level 1	$ 0
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Equities - Information Technology
Beginning Balance	$ 83,086
Net Realized Gain (Loss) on Investment Securities	5,000
Net Unrealized Gain (Loss) on Investment Securities	24,247
Cost of Purchases	143,939
Proceeds of Sales	(33,919)
Amortization/Accretion	-
Transfers into Level 3	112,087
Transfers out of Level 3	-
Ending Balance	$ 334,440
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2014	$ 22,881
(Amounts in thousands)
Investments in Securities:
Other Investments in Securities
Beginning Balance	$ 214,754
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	36,996
Cost of Purchases	14,581
Proceeds of Sales	(15,498)
Amortization/Accretion	-
Transfers into Level 3	8,901
Transfers out of Level 3	(120,988)
Ending Balance	$ 138,746
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2014	$ 40,946

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	87.6%
Canada	2.2%
Ireland	1.7%
United Kingdom	1.7%
Others (Individually Less Than 1%)	6.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	December 31, 2014

Assets
Investment in securities, at value (including securities loaned of $517,152) - See accompanying schedule: Unaffiliated issuers (cost $20,090,998)	$ 27,941,567
Fidelity Central Funds (cost $1,047,521)	1,047,521
Total Investments (cost $21,138,519)		$ 28,989,088
Receivable for investments sold Regular delivery		103,293
Delayed delivery		7,626
Receivable for fund shares sold		27,763
Dividends receivable		21,745
Interest receivable		220
Distributions receivable from Fidelity Central Funds		270
Prepaid expenses		60
Other receivables		544
Total assets		29,150,609

Liabilities
Payable to custodian bank	135
Payable for investments purchased	32,320
Payable for fund shares redeemed	52,421
Accrued management fee	10,578
Distribution and service plan fees payable	6,076
Other affiliated payables	4,416
Other payables and accrued expenses	1,193
Collateral on securities loaned, at value	536,252
Total liabilities		643,391

Net Assets		$ 28,507,218
Net Assets consist of:
Paid in capital		$ 20,573,274
Accumulated net investment loss		(531)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		83,919
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		7,850,556
Net Assets		$ 28,507,218

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	December 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($8,474,661 ÷ 317,709 shares)	$ 26.67

Maximum offering price per share (100/94.25 of $26.67)	$ 28.30
Class T: Net Asset Value and redemption price per share ($2,218,729 ÷ 85,016 shares)	$ 26.10

Maximum offering price per share (100/96.50 of $26.10)	$ 27.05
Class B: Net Asset Value and offering price per share ($181,905 ÷ 7,503 shares)A	$ 24.24

Class C: Net Asset Value and offering price per share ($3,888,926 ÷ 159,071 shares)A	$ 24.45

Institutional Class: Net Asset Value, offering price and redemption price per share ($13,449,025 ÷ 495,377 shares)	$ 27.15

Class Z: Net Asset Value, offering price and redemption price per share ($293,972 ÷ 10,820 shares)	$ 27.17

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended December 31, 2014

Investment Income
Dividends		$ 283,824
Interest		490
Income from Fidelity Central Funds		4,513
Total income		288,827

Expenses
Management fee Basic fee	$ 150,570
Performance adjustment	(20,430)
Transfer agent fees	49,361
Distribution and service plan fees	71,643
Accounting and security lending fees	2,060
Custodian fees and expenses	529
Independent trustees' compensation	111
Registration fees	575
Audit	127
Legal	71
Tax expense	1
Miscellaneous	195
Total expenses before reductions	254,813
Expense reductions	(461)	254,352
Net investment income (loss)		34,475
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,423,577
Other affiliated issuers	14,913
Foreign currency transactions	(494)
Total net realized gain (loss)		2,437,996
Change in net unrealized appreciation (depreciation) on: Investment securities	(58,337)
Assets and liabilities in foreign currencies	(38)
Total change in net unrealized appreciation (depreciation)		(58,375)
Net gain (loss)		2,379,621
Net increase (decrease) in net assets resulting from operations		$ 2,414,096

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2014	Year ended December 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 34,475	$ 3,847
Net realized gain (loss)	2,437,996	3,952,245
Change in net unrealized appreciation (depreciation)	(58,375)	2,582,538
Net increase (decrease) in net assets resulting from operations	2,414,096	6,538,630
Distributions to shareholders from net investment income	(31,791)	-
Distributions to shareholders from net realized gain	(2,046,943)	(3,209,309)
Total distributions	(2,078,734)	(3,209,309)
Share transactions - net increase (decrease)	2,177,978	1,757,190
Total increase (decrease) in net assets	2,513,340	5,086,511

Net Assets
Beginning of period	25,993,878	20,907,367
End of period (including accumulated net investment loss of $531 and accumulated net investment loss of $350, respectively)	$ 28,507,218	$ 25,993,878

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 26.32	$ 22.75	$ 19.72	$ 19.96	$ 17.24
Income from Investment Operations
Net investment income (loss) C	.04	.01	.03	(.05)	(.05)
Net realized and unrealized gain (loss)	2.34	7.21	3.09	(.15)	2.81
Total from investment operations	2.38	7.22	3.12	(.20)	2.76
Distributions from net realized gain	(2.03)	(3.65)	(.09)	(.04)	(.04)
Net asset value, end of period	$ 26.67	$ 26.32	$ 22.75	$ 19.72	$ 19.96
Total ReturnA, B	9.20%	32.36%	15.84%	(1.04)%	16.07%
Ratios to Average Net Assets D, F
Expenses before reductions	.92%	.94%	1.01%	1.08%	1.14%
Expenses net of fee waivers, if any	.92%	.94%	1.01%	1.08%	1.14%
Expenses net of all reductions	.92%	.94%	1.00%	1.07%	1.13%
Net investment income (loss)	.13%	.02%	.13%	(.23)%	(.28)%
Supplemental Data
Net assets, end of period (in millions)	$ 8,475	$ 8,634	$ 6,459	$ 5,809	$ 5,603
Portfolio turnover rateE	62%	79%	47%	58%	47% G

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 25.84	$ 22.44	$ 19.46	$ 19.74	$ 17.08
Income from Investment Operations
Net investment income (loss) C	(.03)	(.06)	(.02)	(.10)	(.09)
Net realized and unrealized gain (loss)	2.31	7.11	3.04	(.14)	2.78
Total from investment operations	2.28	7.05	3.02	(.24)	2.69
Distributions from net realized gain	(2.02)	(3.65)	(.04)	(.04)	(.03)
Net asset value, end of period	$ 26.10	$ 25.84	$ 22.44	$ 19.46	$ 19.74
Total ReturnA, B	8.98%	32.05%	15.52%	(1.25)%	15.81%
Ratios to Average Net Assets D, F
Expenses before reductions	1.17%	1.18%	1.25%	1.32%	1.38%
Expenses net of fee waivers, if any	1.17%	1.18%	1.25%	1.32%	1.38%
Expenses net of all reductions	1.17%	1.18%	1.24%	1.32%	1.38%
Net investment income (loss)	(.11)%	(.22)%	(.11)%	(.48)%	(.52)%
Supplemental Data
Net assets, end of period (in millions)	$ 2,219	$ 2,134	$ 1,795	$ 1,640	$ 1,756
Portfolio turnover rateE	62%	79%	47%	58%	47% G

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 24.27	$ 21.37	$ 18.60	$ 18.95	$ 16.49
Income from Investment Operations
Net investment income (loss) C	(.16)	(.19)	(.14)	(.20)	(.19)
Net realized and unrealized gain (loss)	2.15	6.74	2.91	(.15)	2.68
Total from investment operations	1.99	6.55	2.77	(.35)	2.49
Distributions from net realized gain	(2.02)	(3.65)	-	-	(.03)
Net asset value, end of period	$ 24.24	$ 24.27	$ 21.37	$ 18.60	$ 18.95
Total ReturnA, B	8.36%	31.31%	14.89%	(1.85)%	15.14%
Ratios to Average Net Assets D, F
Expenses before reductions	1.71%	1.75%	1.82%	1.89%	1.96%
Expenses net of fee waivers, if any	1.71%	1.75%	1.82%	1.89%	1.96%
Expenses net of all reductions	1.71%	1.75%	1.81%	1.89%	1.95%
Net investment income (loss)	(.66)%	(.79)%	(.68)%	(1.05)%	(1.10)%
Supplemental Data
Net assets, end of period (in millions)	$ 182	$ 213	$ 239	$ 309	$ 410
Portfolio turnover rateE	62%	79%	47%	58%	47% G

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 24.45	$ 21.49	$ 18.70	$ 19.03	$ 16.55
Income from Investment Operations
Net investment income (loss) C	(.16)	(.18)	(.13)	(.19)	(.17)
Net realized and unrealized gain (loss)	2.18	6.79	2.92	(.14)	2.68
Total from investment operations	2.02	6.61	2.79	(.33)	2.51
Distributions from net realized gain	(2.02)	(3.65)	-	-	(.03)
Net asset value, end of period	$ 24.45	$ 24.45	$ 21.49	$ 18.70	$ 19.03
Total ReturnA, B	8.43%	31.41%	14.92%	(1.73)%	15.21%
Ratios to Average Net Assets D, F
Expenses before reductions	1.67%	1.69%	1.75%	1.83%	1.88%
Expenses net of fee waivers, if any	1.67%	1.69%	1.75%	1.83%	1.88%
Expenses net of all reductions	1.67%	1.69%	1.75%	1.82%	1.88%
Net investment income (loss)	(.62)%	(.73)%	(.62)%	(.98)%	(1.02)%
Supplemental Data
Net assets, end of period (in millions)	$ 3,889	$ 3,459	$ 2,515	$ 2,133	$ 2,138
Portfolio turnover rateE	62%	79%	47%	58%	47% G

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 26.76	$ 23.02	$ 19.96	$ 20.14	$ 17.39
Income from Investment Operations
Net investment income (loss) B	.11	.07	.09	.01	(.01)
Net realized and unrealized gain (loss)	2.39	7.32	3.12	(.15)	2.85
Total from investment operations	2.50	7.39	3.21	(.14)	2.84
Distributions from net investment income	(.07)	-	(.02)	-	-
Distributions from net realized gain	(2.04)	(3.65)	(.13)	(.04)	(.09)
Total distributions	(2.11)	(3.65)	(.15)	(.04)	(.09)
Net asset value, end of period	$ 27.15	$ 26.76	$ 23.02	$ 19.96	$ 20.14
Total ReturnA	9.51%	32.73%	16.11%	(.73)%	16.34%
Ratios to Average Net Assets C, E
Expenses before reductions	.67%	.68%	.74%	.81%	.89%
Expenses net of fee waivers, if any	.67%	.68%	.74%	.81%	.89%
Expenses net of all reductions	.67%	.68%	.74%	.81%	.89%
Net investment income (loss)	.39%	.28%	.39%	.03%	(.04)%
Supplemental Data
Net assets, end of period (in millions)	$ 13,449	$ 11,477	$ 9,898	$ 7,169	$ 5,898
Portfolio turnover rateD	62%	79%	47%	58%	47% F

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class Z

Years ended December 31,	2014	2013 G
Selected Per-Share Data
Net asset value, beginning of period	$ 26.78	$ 27.42
Income from Investment Operations
Net investment income (loss) D	.15	.01
Net realized and unrealized gain (loss)	2.39	3.00
Total from investment operations	2.54	3.01
Distributions from net investment income	(.10)	-
Distributions from net realized gain	(2.04)	(3.65)
Total distributions	(2.15) I	(3.65)
Net asset value, end of period	$ 27.17	$ 26.78
Total ReturnB, C	9.65%	11.50%
Ratios to Average Net Assets E, H
Expenses before reductions	.54%	.55%A
Expenses net of fee waivers, if any	.54%	.55%A
Expenses net of all reductions	.53%	.55%A
Net investment income (loss)	.52%	.14%A
Supplemental Data
Net assets, end of period (in millions)	$ 294	$ 77
Portfolio turnover rateF	62%	79%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 13, 2013 (commencement of sale of shares) to December 31, 2013.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $2.15 per share is comprised of distributions from net investment income of $.104 and distributions from net realized gain of $2.041 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2014

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor New Insights Fund (the Fund) is a fund of Fidelity Contrafund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Institutional Class and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 12/31/14 (000s)	Valuation Technique (s)	Unobservable Input	Amount or Range / Weighted Average	Impact to Valuation from an Increase in Input*
Corporate Bonds	$ 199	Last transaction price	Transaction price	$100.00	Increase
Equities	$ 471,479	Adjusted book value	Discount rate	40%	Decrease
			Book value multiple	1.0	Increase
		Discounted cash flow	Discount rate	8.0% - 30.0% / 16.2%	Decrease
			FCF multiple	14.6	Increase
			Probability rate	80.0%	Increase
			Perpetual growth rate	2.5%	Increase

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

Asset Type	Fair Value at 12/31/14 (000s)	Valuation Technique (s)	Unobservable Input	Amount or Range / Weighted Average	Impact to Valuation from an Increase in Input*
		Expected distribution	Recovery rate	0.0%	Increase
		Last transaction price	Discount rate	50.0%	Decrease
			Transaction price	$13.40 - $2,016.58 / $692.93	Increase
		Market comparable	Discount rate	8.0% - 50.0% / 16.3%	Decrease
			P/E multiple	10.0	Increase
			EV/EBITDA multiple	8.0	Increase
			EV/Sales multiple	2.2 - 11.3 / 10.5	Increase
			P/B multiple	2.6	Increase
			Revenue multiplier	5.3	Increase
		Partnership NAV	Discount rate	10.0%	Decrease
		Tender offer	Tender offer	$19.10	Increase

* Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2014 including information on transfers between levels 1 and 2, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Deferred Trustee Compensation - continued

marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 8,113,506
Gross unrealized depreciation	(339,968)
Net unrealized appreciation (depreciation) on securities	$ 7,773,538

Tax Cost	$ 21,215,550

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 162,929
Net unrealized appreciation (depreciation) on securities and other investments	$ 7,773,442

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2015	$ (1,979)

The Fund acquired $1,979 of its capital loss carryforward as part of a merger in a prior period. The losses acquired that will be available to offset future capital gains of the Fund will be limited to approximately $1,979 per year.

The tax character of distributions paid was as follows:

	December 31, 2014	December 31, 2013
Ordinary Income	$ 46,491	$ -
Long-term Capital Gains	2,032,243	3,209,309
Total	$ 2,078,734	$ 3,209,309

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Funds' financial statements and related disclosures.

4. Purchase and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $16,499,374 and $16,565,970, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .48% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 21,769	$ 619
Class T	.25%	.25%	10,935	9
Class B	.75%	.25%	1,988	1,492
Class C	.75%	.25%	36,951	5,099
			$ 71,643	$ 7,219

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 1,625
Class T	217
Class B*	89
Class C*	214
$ 2,145

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 15,963.18
Class T	3,933.18
Class B	442.22
Class C	6,771.18
Institutional Class	22,161.18
Class Z	91.05
	$ 49,361

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $205 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $2.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $43 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

Annual Report

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $1,131. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $3,752, including $43 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $461 for the period. In addition, the investment adviser reimbursed a portion of the Fund's operating expenses, including certain Institutional Class expenses during the period in the amount of sixty-three dollars.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2014	2013 A
From net investment income
Institutional Class	$ 30,759	$ -
Class Z	1,032	-
Total	$ 31,791	$ -

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

9. Distributions to Shareholders - continued

Years ended December 31,	2014	2013 A
From net realized gain
Class A	$ 606,361	$ 1,060,799
Class T	160,563	265,920
Class B	14,434	28,256
Class C	297,255	450,260
Institutional Class	948,474	1,402,183
Class Z	19,856	1,891
Total	$ 2,046,943	$ 3,209,309

A Distributions for Class Z are for the period August 13, 2013 (commencement of sale of shares) to December 31, 2013.

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended December 31,	2014	2013A	2014	2013A
Class A
Shares sold	56,480	65,693	$ 1,535,803	$ 1,709,859
Reinvestment of distributions	22,207	38,006	581,082	963,449
Shares redeemed	(89,074)	(59,581)	(2,443,351)	(1,554,286)
Net increase (decrease)	(10,387)	44,118	$ (326,466)	$ 1,119,022
Class T
Shares sold	10,880	11,842	$ 289,917	$ 302,804
Reinvestment of distributions	5,820	9,694	149,046	241,279
Shares redeemed	(14,283)	(18,916)	(381,835)	(492,682)
Net increase (decrease)	2,417	2,620	$ 57,128	$ 51,401
Class B
Shares sold	194	357	$ 4,762	$ 8,651
Reinvestment of distributions	541	1,033	12,886	24,155
Shares redeemed	(1,988)	(3,840)	(49,648)	(90,160)
Net increase (decrease)	(1,253)	(2,450)	$ (32,000)	$ (57,354)
Class C
Shares sold	25,077	26,314	$ 628,846	$ 642,662
Reinvestment of distributions	10,237	15,356	245,714	361,789
Shares redeemed	(17,713)	(17,222)	(446,482)	(423,433)
Net increase (decrease)	17,601	24,448	$ 428,078	$ 581,018
Institutional Class
Shares sold	132,665	113,996	$ 3,697,269	$ 2,983,413
Reinvestment of distributions	30,790	44,982	819,710	1,159,198
Shares redeemed	(97,045)	(160,011)	(2,684,332)	(4,155,899)
Net increase (decrease)	66,410	(1,033)	$ 1,832,647	$ (13,288)

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2014	2013A	2014	2013A
Class Z
Shares sold	8,291	2,843	$ 229,233	$ 75,653
Reinvestment of distributions	772	73	20,561	1,891
Shares redeemed	(1,117)	(42)	(31,203)	(1,153)
Net increase (decrease)	7,946	2,874	$ 218,591	$ 76,391

A Share transactions for Class Z are for the period August 13, 2013 (commencement of sale of shares) to December 31, 2013.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Contrafund and the Shareholders of Fidelity Advisor New Insights Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor New Insights Fund (a fund of Fidelity Contrafund) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor New Insights Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 20, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor New Insights Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class A	02/17/15	02/13/15	$0.154

Class T	02/17/15	02/13/15	$0.154

Class B	02/17/15	02/13/15	$0.154

Class C	02/17/15	02/13/15	$0.154

The fund hereby designates as a capital gain with respect to the taxable year ended December 31, 2014, $2,314,401,508, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 100% of the dividends distributed during the fiscal year as qualifiying for the dividends-received deduction for corporate shareholders.

Class A designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor New Insights Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in September 2013.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Fidelity Advisor New Insights Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor New Insights Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking.

Annual Report

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2013.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

(Fidelity Investment logo)(registered trademark)

ANIF-UANN-0215
1.796408.111

(Fidelity Investment logo)(registered trademark)

Fidelity Advisor ®

New Insights

Fund - Institutional Class

Annual Report

December 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2014	Past 1 year	Past 5 years	Past 10 years
Institutional Class	9.51%	14.28%	9.67%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® New Insights Fund - Institutional Class on December 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near an all-time high for the 12 months ending December 31, 2014, supported by low interest rates and strong corporate profits. The large-cap S&P 500® Index returned 13.69%, achieving a double-digit gain for the third consecutive year. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® returned 14.75%, while the small-cap Russell 2000® Index returned a relatively lackluster 4.89% amid growth and valuation worries. Utilities (+29%) ended the year as the top-performing sector in the S&P 500®, lifted by fourth-quarter demand for U.S.-focused, dividend-paying stocks. Health care (+25%), a much larger index component, also gained strongly, as did information technology (+20%) and consumer staples (+16%). Conversely, energy (-8%) was by far the biggest laggard, reflecting a sharp drop in crude prices beginning in June, attributed to weaker demand and a U.S. supply boom driven by shale drilling. Volatility was tame for much of the period, although it spiked to a three-year high in October amid growth concerns, Ebola fears, and unrest in Syria, Iraq and Ukraine. Yet stocks still gained for the fourth quarter, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate.

Comments from William Danoff and John Roth, Co-Portfolio Managers of Fidelity Advisor® New Insights Fund: For the year, the fund's Institutional Class shares gained 9.51%, trailing the S&P 500® Index. Versus the index, security selection in technology hurt most, especially our decision to largely avoid sizable index component Apple, as we thought it would have a very hard time keeping the tremendous pace of its historical growth. Elsewhere in tech, Google was among our largest holdings (Class A and Class C) and a relative detractor. The firm continued to do phenomenally innovative things, but it is fighting a shift away from desktop search to less-expensive searches on mobile phones. Conversely, the fund's large position in social-media firm Facebook and our decision to largely avoid index name IBM helped relative performance. A non-index stake in Tesla Motors was the largest relative contributor. Shares of the automaker rose in the first quarter of 2014 as investors cheered the company's plan to build a battery-manufacturing "gigafactory." The stock appreciated as the market began pricing in a very high future success rate for the company, making Tesla's risk/reward profile look less attractive. As a result, we sold much of our stake during this time. Lastly, our non-U.S. investments underperformed, due in part to a strong U.S. dollar.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1, 2014 to December 31, 2014
Class A	.86%
Actual		$ 1,000.00	$ 1,027.70	$ 4.40
HypotheticalA		$ 1,000.00	$ 1,020.87	$ 4.38
Class T	1.11%
Actual		$ 1,000.00	$ 1,026.30	$ 5.67
HypotheticalA		$ 1,000.00	$ 1,019.61	$ 5.65
Class B	1.64%
Actual		$ 1,000.00	$ 1,023.40	$ 8.36
HypotheticalA		$ 1,000.00	$ 1,016.94	$ 8.34
Class C	1.61%
Actual		$ 1,000.00	$ 1,024.00	$ 8.21
HypotheticalA		$ 1,000.00	$ 1,017.09	$ 8.19
Institutional Class	.61%
Actual		$ 1,000.00	$ 1,029.00	$ 3.12
HypotheticalA		$ 1,000.00	$ 1,022.13	$ 3.11
Class Z	.51%
Actual		$ 1,000.00	$ 1,029.60	$ 2.61
HypotheticalA		$ 1,000.00	$ 1,022.63	$ 2.60

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Facebook, Inc. Class A	2.7	1.7
Wells Fargo & Co.	2.7	2.5
Microsoft Corp.	2.6	2.8
Bank of America Corp.	2.4	1.5
Gilead Sciences, Inc.	2.0	1.5
UnitedHealth Group, Inc.	1.9	1.5
JPMorgan Chase & Co.	1.8	1.5
Berkshire Hathaway, Inc. Class A	1.8	1.6
Visa, Inc. Class A	1.6	1.3
Starbucks Corp.	1.4	1.3
	20.9
Top Five Market Sectors as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	21.5	20.0
Financials	21.1	19.1
Health Care	17.8	13.7
Consumer Discretionary	13.7	13.7
Consumer Staples	7.8	7.1
Asset Allocation (% of fund's net assets)
As of December 31, 2014*		As of June 30, 2014**
	Stocks 97.3%		Stocks 98.0%
	Bonds† 0.0%		Bonds† 0.0%
	Convertible Securities 0.7%		Convertible Securities 0.6%
	Short-Term Investments and Net Other Assets (Liabilities) 2.0%		Short-Term Investments and Net Other Assets (Liabilities) 1.4%
* Foreign investments	12.4%	** Foreign investments	14.5%

† Amount represents less than 0.1%

Annual Report

Investments December 31, 2014

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 13.6%
Automobiles - 1.0%
Harley-Davidson, Inc.	1,682,489	$ 110,893
PT Astra International Tbk	1,961,300	1,170
Tesla Motors, Inc. (a)(d)	788,224	175,309
		287,372
Hotels, Restaurants & Leisure - 4.3%
ARAMARK Holdings Corp.	5,768,300	179,683
Chipotle Mexican Grill, Inc. (a)	286,224	195,923
Darden Restaurants, Inc.	477,800	28,013
Domino's Pizza, Inc.	1,726,718	162,605
Dunkin' Brands Group, Inc.	701,600	29,923
Marriott International, Inc. Class A	1,497,936	116,884
Starbucks Corp.	4,799,706	393,816
Whitbread PLC	1,636,700	121,681
		1,228,528
Household Durables - 0.3%
D.R. Horton, Inc.	3,532,324	89,332
Internet & Catalog Retail - 1.1%
priceline.com, Inc. (a)	210,717	240,262
TripAdvisor, Inc. (a)	638,819	47,694
zulily, Inc. Class A (a)(d)	1,392,100	32,575
		320,531
Media - 2.8%
Comcast Corp. Class A	3,572,700	207,252
Legend Pictures LLC (a)(g)(h)	11,303	22,793
Liberty Global PLC Class A (a)	1,776,705	89,199
The Walt Disney Co.	3,937,538	370,877
Viacom, Inc. Class B (non-vtg.)	1,550,300	116,660
Weinstein Co. Holdings LLC Class A-1 (a)(g)(h)	2,267	413
		807,194
Multiline Retail - 0.1%
Dollarama, Inc.	387,600	19,817
Poundland Group PLC	62,246	318
		20,135
Specialty Retail - 2.0%
AutoZone, Inc. (a)	68,650	42,502
Cabela's, Inc. Class A (a)(d)	770,600	40,618
Home Depot, Inc.	141,200	14,822
O'Reilly Automotive, Inc. (a)	271,816	52,357
Signet Jewelers Ltd.	183,800	24,183
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
TJX Companies, Inc.	3,693,167	$ 253,277
Tractor Supply Co.	1,046,250	82,465
World Duty Free SpA (a)	4,887,152	47,103
		557,327
Textiles, Apparel & Luxury Goods - 2.0%
Brunello Cucinelli SpA (d)	1,749,204	39,221
China Hongxing Sports Ltd. (a)	6,000,000	260
Hermes International SCA (d)	273,200	97,457
NIKE, Inc. Class B	3,388,289	325,784
Under Armour, Inc. Class A (sub. vtg.) (a)	1,663,838	112,975
		575,697
TOTAL CONSUMER DISCRETIONARY		3,886,116
CONSUMER STAPLES - 7.8%
Beverages - 1.2%
Anheuser-Busch InBev SA NV ADR	551,961	61,996
Boston Beer Co., Inc. Class A (a)	380,603	110,200
Constellation Brands, Inc. Class A (sub. vtg.) (a)	1,659,800	162,943
		335,139
Food & Staples Retailing - 2.4%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	382,200	16,018
Costco Wholesale Corp.	1,247,725	176,865
CVS Health Corp.	4,053,177	390,361
Diplomat Pharmacy, Inc. (d)	85,500	2,340
Kroger Co.	220,900	14,184
Sprouts Farmers Market LLC (a)	20,300	690
Tesco PLC	26,113,500	76,139
		676,597
Food Products - 1.7%
Associated British Foods PLC	3,485,592	171,291
Diamond Foods, Inc. (a)	26,962	761
Mead Johnson Nutrition Co. Class A	2,011,400	202,226
Mondelez International, Inc.	2,659,943	96,622
The Hain Celestial Group, Inc. (a)	243,200	14,176
		485,076
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Household Products - 1.3%
Colgate-Palmolive Co.	3,420,649	$ 236,675
Procter & Gamble Co.	1,556,100	141,745
		378,420
Personal Products - 1.2%
AMOREPACIFIC Group, Inc.	2,924	2,658
Estee Lauder Companies, Inc. Class A	3,614,544	275,428
L'Oreal SA	445,101	75,026
		353,112
TOTAL CONSUMER STAPLES		2,228,344
ENERGY - 4.2%
Energy Equipment & Services - 1.1%
Oceaneering International, Inc.	1,026,799	60,386
Schlumberger Ltd.	3,017,923	257,761
		318,147
Oil, Gas & Consumable Fuels - 3.1%
Anadarko Petroleum Corp.	1,723,188	142,163
Antero Resources Corp. (a)(d)	1,991,756	80,825
Birchcliff Energy Ltd. (a)(f)	585,400	3,940
Cabot Oil & Gas Corp.	3,082,780	91,281
Concho Resources, Inc. (a)	78,980	7,878
EOG Resources, Inc.	2,479,460	228,284
Kinder Morgan Holding Co. LLC	1,582,400	66,951
Memorial Resource Development Corp.	1,226,100	22,107
Noble Energy, Inc.	5,101,128	241,947
Rooster Energy Ltd. (a)	3,812,500	230
		885,606
TOTAL ENERGY		1,203,753
FINANCIALS - 21.1%
Banks - 9.1%
Bank of America Corp.	38,420,427	687,341
Bank of Ireland (a)	248,940,628	93,284
HDFC Bank Ltd. sponsored ADR	1,673,372	84,924
JPMorgan Chase & Co.	8,373,800	524,032
Metro Bank PLC Class A (a)(h)	419,395	8,622
PNC Financial Services Group, Inc.	1,999,689	182,432
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Banks - continued
U.S. Bancorp	5,815,814	$ 261,421
Wells Fargo & Co.	13,899,656	761,979
		2,604,035
Capital Markets - 2.9%
Ameriprise Financial, Inc.	1,007,539	133,247
BlackRock, Inc. Class A	459,746	164,387
Charles Schwab Corp.	5,338,064	161,156
KKR & Co. LP	1,570,300	36,447
Morgan Stanley	6,955,677	269,880
Oaktree Capital Group LLC Class A	1,183,076	61,319
The Blackstone Group LP	70,376	2,381
		828,817
Consumer Finance - 1.2%
American Express Co.	3,245,947	302,003
Discover Financial Services	771,700	50,539
		352,542
Diversified Financial Services - 2.1%
Berkshire Hathaway, Inc. Class A (a)	2,278	514,828
McGraw Hill Financial, Inc.	894,400	79,584
		594,412
Insurance - 4.5%
ACE Ltd.	1,183,095	135,914
AIA Group Ltd.	21,614,600	119,215
American International Group, Inc.	6,758,400	378,538
Fairfax Financial Holdings Ltd. (sub. vtg.)	229,100	120,048
Marsh & McLennan Companies, Inc.	1,571,441	89,949
MetLife, Inc.	4,121,000	222,905
The Chubb Corp.	1,446,636	149,683
The Travelers Companies, Inc.	545,463	57,737
		1,273,989
Real Estate Investment Trusts - 0.8%
American Tower Corp.	1,890,375	186,864
Equity Residential (SBI)	652,400	46,868
		233,732
Real Estate Management & Development - 0.5%
Realogy Holdings Corp. (a)	2,847,000	126,663
TOTAL FINANCIALS		6,014,190
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - 17.6%
Biotechnology - 5.9%
Agios Pharmaceuticals, Inc. (a)(d)	1,236,862	$ 138,578
Alexion Pharmaceuticals, Inc. (a)	120,200	22,241
Amgen, Inc.	1,526,449	243,148
Biogen Idec, Inc. (a)	1,057,086	358,828
Bluebird Bio, Inc. (a)	92,500	8,484
Celgene Corp. (a)	638,900	71,467
CSL Ltd.	1,778,600	124,939
Exact Sciences Corp. (a)(d)	521,300	14,304
Gilead Sciences, Inc. (a)	6,139,220	578,683
Karyopharm Therapeutics, Inc. (a)	201,001	7,523
Light Sciences Oncology, Inc. (a)	2,708,254	0*
Medivation, Inc. (a)	493,492	49,157
Receptos, Inc. (a)	244,700	29,978
Regeneron Pharmaceuticals, Inc. (a)	67,400	27,651
RXi Pharmaceuticals Corp. warrants 2/4/15 (a)	228,571	0*
		1,674,981
Health Care Equipment & Supplies - 2.3%
Align Technology, Inc. (a)	2,038,058	113,948
Becton, Dickinson & Co.	263,000	36,599
Boston Scientific Corp. (a)	7,419,124	98,303
CareFusion Corp. (a)	530,200	31,462
DexCom, Inc. (a)	560,938	30,880
Edwards Lifesciences Corp. (a)	688,900	87,752
High Power Exploration (a)	58,562	15
Medtronic, Inc.	997,300	72,005
The Cooper Companies, Inc.	600,151	97,278
Zimmer Holdings, Inc.	714,769	81,069
		649,311
Health Care Providers & Services - 3.3%
Aetna, Inc.	590,548	52,458
AmerisourceBergen Corp.	228,000	20,556
Anthem, Inc.	585,200	73,542
Cigna Corp.	336,300	34,609
HCA Holdings, Inc. (a)	370,700	27,206
Henry Schein, Inc. (a)	1,047,562	142,626
UnitedHealth Group, Inc.	5,457,300	551,678
Universal Health Services, Inc. Class B	256,500	28,538
		931,213
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Technology - 0.7%
Castlight Health, Inc.	1,325,100	$ 15,504
Cerner Corp. (a)	2,918,730	188,725
		204,229
Life Sciences Tools & Services - 2.1%
Eurofins Scientific SA	483,484	124,058
Illumina, Inc. (a)	400,251	73,878
Mettler-Toledo International, Inc. (a)	541,498	163,781
PAREXEL International Corp. (a)	873,450	48,529
Thermo Fisher Scientific, Inc.	1,351,035	169,271
Waters Corp. (a)	212,200	23,919
		603,436
Pharmaceuticals - 3.3%
Akorn, Inc. (a)	59,145	2,141
Astellas Pharma, Inc.	9,603,900	133,706
Bristol-Myers Squibb Co.	2,779,300	164,062
Jazz Pharmaceuticals PLC (a)	125,000	20,466
Johnson & Johnson	3,559,100	372,175
Novo Nordisk A/S Series B	1,720,250	72,766
Perrigo Co. PLC	604,185	100,996
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,411,700	81,187
		947,499
TOTAL HEALTH CARE		5,010,669
INDUSTRIALS - 7.7%
Aerospace & Defense - 0.2%
TransDigm Group, Inc.	280,654	55,106
Air Freight & Logistics - 0.4%
C.H. Robinson Worldwide, Inc.	397,800	29,791
FedEx Corp.	450,700	78,269
XPO Logistics, Inc. (a)	329,300	13,462
		121,522
Airlines - 1.0%
Delta Air Lines, Inc.	295,200	14,521
Ryanair Holdings PLC sponsored ADR (a)	1,862,895	132,769
Southwest Airlines Co.	2,304,900	97,543
United Continental Holdings, Inc. (a)	349,700	23,391
		268,224
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Building Products - 0.4%
Fortune Brands Home & Security, Inc.	833,508	$ 37,733
Toto Ltd.	6,189,000	71,995
		109,728
Construction & Engineering - 0.0%
Larsen & Toubro Ltd. (a)	323,289	7,627
Electrical Equipment - 1.0%
Eaton Corp. PLC	2,182,942	148,353
OSRAM Licht AG	520,703	20,443
Rockwell Automation, Inc.	1,062,600	118,161
		286,957
Industrial Conglomerates - 0.5%
Danaher Corp.	1,756,068	150,513
Machinery - 0.1%
PACCAR, Inc.	439,213	29,871
Professional Services - 0.5%
Robert Half International, Inc.	346,200	20,211
Verisk Analytics, Inc. (a)	1,647,495	105,522
		125,733
Road & Rail - 2.9%
Canadian Pacific Railway Ltd. (d)	1,837,932	353,966
J.B. Hunt Transport Services, Inc.	653,330	55,043
Kansas City Southern	1,248,500	152,354
Union Pacific Corp.	2,264,232	269,738
		831,101
Trading Companies & Distributors - 0.7%
Air Lease Corp.:
Class A (f)	320,800	11,007
Class A	2,433,111	83,480
United Rentals, Inc. (a)	982,400	100,215
		194,702
TOTAL INDUSTRIALS		2,181,084
INFORMATION TECHNOLOGY - 21.1%
Communications Equipment - 0.7%
F5 Networks, Inc. (a)	126,100	16,452
QUALCOMM, Inc.	2,350,100	174,683
		191,135
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - 1.4%
Amphenol Corp. Class A	6,878,472	$ 370,131
Trimble Navigation Ltd. (a)	1,595,400	42,342
		412,473
Internet Software & Services - 7.5%
Akamai Technologies, Inc. (a)	2,424,900	152,672
Alibaba Group Holding Ltd. sponsored ADR	652,800	67,852
Cimpress NV (a)	167,636	12,546
Cornerstone OnDemand, Inc. (a)	1,131,200	39,818
Dropbox, Inc. (a)(h)	1,289,836	24,636
eBay, Inc. (a)	3,739,700	209,872
Facebook, Inc. Class A (a)	9,917,759	773,790
Google, Inc.:
Class A (a)	607,046	322,135
Class C (a)	626,146	329,603
JUST EAT Ltd. (a)(d)	2,644,682	12,766
Shutterstock, Inc. (a)(d)	547,050	37,801
SPS Commerce, Inc. (a)	346,839	19,641
SVMK (h)	2,069,881	34,050
Yahoo!, Inc. (a)	2,291,624	115,750
		2,152,932
IT Services - 4.9%
Alliance Data Systems Corp. (a)	224,045	64,088
ASAC II LP (a)(h)	9,408,021	130,321
Fidelity National Information Services, Inc.	1,775,330	110,426
Fiserv, Inc. (a)	1,460,732	103,668
FleetCor Technologies, Inc. (a)	222,700	33,118
Gartner, Inc. Class A (a)	686,700	57,827
IBM Corp.	900,000	144,396
MasterCard, Inc. Class A	2,303,035	198,429
Total System Services, Inc.	2,278,200	77,368
Visa, Inc. Class A	1,801,224	472,281
		1,391,922
Semiconductors & Semiconductor Equipment - 1.1%
Analog Devices, Inc.	565,800	31,413
Avago Technologies Ltd.	972,106	97,784
Broadcom Corp. Class A	599,100	25,959
Freescale Semiconductor, Inc. (a)	1,621,830	40,919
M/A-COM Technology Solutions Holdings, Inc. (a)	248,829	7,783
NXP Semiconductors NV (a)	650,200	49,675
Skyworks Solutions, Inc.	269,500	19,595
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,268,600	$ 28,391
TriQuint Semiconductor, Inc. (a)	728,900	20,081
		321,600
Software - 5.0%
Activision Blizzard, Inc.	1,455,453	29,327
Adobe Systems, Inc. (a)	1,141,761	83,006
Intuit, Inc.	772,300	71,198
Microsoft Corp.	15,683,913	728,518
Mobileye NV	1,994,120	72,793
NetSuite, Inc. (a)(d)	959,489	104,747
Oracle Corp.	187,300	8,423
salesforce.com, Inc. (a)	3,317,188	196,742
ServiceNow, Inc. (a)	428,923	29,102
Symantec Corp.	1,008,200	25,865
Trion World Network, Inc.:
warrants 8/10/17 (a)(h)	18,952	0*
warrants 10/3/18 (a)(h)	27,736	0*
Ultimate Software Group, Inc. (a)	432,458	63,491
		1,413,212
Technology Hardware, Storage & Peripherals - 0.5%
Apple, Inc.	644,300	71,118
First Data Holdings, Inc. Class B (h)	15,456,860	42,506
Samsung Electronics Co. Ltd.	15,024	18,153
		131,777
TOTAL INFORMATION TECHNOLOGY		6,015,051
MATERIALS - 4.2%
Chemicals - 3.0%
Air Products & Chemicals, Inc.	125,300	18,072
Airgas, Inc.	788,300	90,796
CF Industries Holdings, Inc.	147,800	40,281
Ecolab, Inc.	1,259,145	131,606
Essentra PLC	890,692	10,162
Monsanto Co.	1,398,167	167,039
PPG Industries, Inc.	1,019,859	235,740
Sherwin-Williams Co.	624,736	164,331
		858,027
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Containers & Packaging - 0.3%
Packaging Corp. of America	111,850	$ 8,730
Rock-Tenn Co. Class A	1,488,346	90,759
		99,489
Metals & Mining - 0.5%
B2Gold Corp. (a)	21,336,432	34,893
Franco-Nevada Corp.	874,061	43,041
GoviEx Uranium, Inc. (a)	851,865	367
GoviEx Uranium, Inc. (f)	23,200	10
GoviEx Uranium, Inc. (f)	2,625,135	1,130
Steel Dynamics, Inc.	972,900	19,205
Tahoe Resources, Inc.	2,240,400	31,143
		129,789
Paper & Forest Products - 0.4%
International Paper Co.	1,909,883	102,332
TOTAL MATERIALS		1,189,637
TOTAL COMMON STOCKS (Cost $19,931,425)		27,728,844
Convertible Preferred Stocks - 0.7%

CONSUMER DISCRETIONARY - 0.1%
Household Durables - 0.1%
Blu Homes, Inc. Series A, 5.00% (a)(h)	7,091,632	35,671
Media - 0.0%
Mode Media Corp. Series M-1, 8.00% (a)(h)	165,366	273
TOTAL CONSUMER DISCRETIONARY		35,944
HEALTH CARE - 0.2%
Biotechnology - 0.0%
Intarcia Therapeutics, Inc. Series CC (a)(h)	516,522	16,730
Life Sciences Tools & Services - 0.2%
Living Proof, Inc. 8.00% (a)(h)	10,369,703	52,263
TOTAL HEALTH CARE		68,993
Convertible Preferred Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - 0.4%
Internet Software & Services - 0.3%
Dropbox, Inc.:
Series A (a)(h)	299,518	$ 5,721
Series C (h)	161,770	3,090
Pinterest, Inc. Series E, 8.00% (a)(h)	2,640,631	45,973
Pinterest, Inc. Series F, 8.00% (h)	1,761,729	30,672
		85,456
IT Services - 0.1%
Nutanix, Inc. Series E (h)	783,938	10,502
Software - 0.0%
Cloudera, Inc. Series F (h)	312,284	6,380
Trion World Network, Inc.:
Series C, 8.00% (a)(h)	602,295	506
Series C-1, 8.00% (a)(h)	47,380	40
Series D, 8.00% (a)(h)	50,840	43
		6,969
TOTAL INFORMATION TECHNOLOGY		102,927
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $154,687)		207,864
Corporate Bonds - 0.0%
		Principal Amount (000s) (c)
Convertible Bonds - 0.0%
INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
Trion World Network, Inc. 15% 10/10/15 pay-in-kind (h)		$ 199	199
Nonconvertible Bonds - 0.0%
FINANCIALS - 0.0%
Banks - 0.0%
Bank of Ireland 10% 7/30/16	EUR	3,571	4,660
TOTAL CORPORATE BONDS (Cost $4,886)			4,859
Money Market Funds - 3.7%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.13% (b)	511,269,086	$ 511,269
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(e)	536,252,293	536,252
TOTAL MONEY MARKET FUNDS (Cost $1,047,521)		1,047,521
TOTAL INVESTMENT PORTFOLIO - 101.7% (Cost $21,138,519)		28,989,088
NET OTHER ASSETS (LIABILITIES) - (1.7)%		(481,870)
NET ASSETS - 100%		$ 28,507,218
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Amount is stated in United States dollars unless otherwise noted.
(d) Security or a portion of the security is on loan at period end.
(e) Investment made with cash collateral received from securities on loan.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $16,087,000 or 0.1% of net assets.

(g) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is owned by the Fund.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $471,404,000 or 1.7% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
ASAC II LP	10/10/13	$ 94,080
Blu Homes, Inc. Series A, 5.00%	6/10/13 - 12/30/14	$ 32,763
Cloudera, Inc. Series F	2/5/14	$ 4,547
Security	Acquisition Date	Acquisition Cost (000s)
Dropbox, Inc.	5/2/12	$ 11,672
Dropbox, Inc. Series A	5/29/12	$ 2,710
Dropbox, Inc. Series C	1/30/14	$ 3,090
First Data Holdings, Inc. Class B	6/26/14	$ 61,827
Intarcia Therapeutics, Inc. Series CC	11/14/12	$ 7,040
Legend Pictures LLC	9/23/10 - 12/18/12	$ 12,915
Living Proof, Inc. 8.00%	2/13/13	$ 18,400
Metro Bank PLC Class A	5/21/12 - 12/6/13	$ 7,616
Mode Media Corp. Series M-1, 8.00%	3/19/08	$ 3,508
Nutanix, Inc. Series E	8/26/14	$ 10,502
Pinterest, Inc. Series E, 8.00%	10/23/13	$ 38,370
Pinterest, Inc. Series F, 8.00%	5/15/14	$ 29,923
SVMK	12/15/14	$ 34,050
Trion World Network, Inc. warrants 8/10/17	8/10/10	$ 0*
Trion World Network, Inc. warrants 10/3/18	10/10/13	$ 0*
Trion World Network, Inc. Series C, 8.00%	8/22/08	$ 3,307
Security	Acquisition Date	Acquisition Cost (000s)
Trion World Network, Inc. Series C-1, 8.00%	8/10/10	$ 260
Trion World Network, Inc. Series D, 8.00%	3/20/13	$ 267
Trion World Network, Inc. 15% 10/10/15 pay-in-kind	10/10/13 - 10/10/14	$ 199
Weinstein Co. Holdings LLC Class A-1	10/19/05	$ 2,267

* Amount represents less than $1,000

See accompanying notes which are an integral part of the financial statements.

Annual Report

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 761
Fidelity Securities Lending Cash Central Fund	3,752
Total	$ 4,513
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
GoviEx Uranium, Inc. 144A	$ -	$ 50	$ -	$ -	$ -
GoviEx Uranium, Inc. Class A	-	-	-	-	-
GoviEx Uranium, Inc. Class B	-	-	-	-	-
Rooster Energy Ltd.	4,880	-	184	-	-
SPS Commerce, Inc.	57,542	-	30,649	-	-
Total	$ 62,422	$ 50	$ 30,833	$ -	$ -
Other Information

The following is a summary of the inputs used, as of December 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 3,922,060	$ 3,861,480	$ 1,170	$ 59,410
Consumer Staples	2,228,344	2,149,547	78,797	-
Energy	1,203,753	1,203,753	-	-
Financials	6,014,190	5,793,069	212,499	8,622
Health Care	5,079,662	4,679,243	331,411	69,008
Industrials	2,181,084	2,081,019	100,065	-
Information Technology	6,117,978	5,692,592	90,946	334,440
Materials	1,189,637	1,188,130	-	1,507
Corporate Bonds	4,859	-	4,660	199
Money Market Funds	1,047,521	1,047,521	-	-
Total Investments in Securities:	$ 28,989,088	$ 27,696,354	$ 819,548	$ 473,186

The following is a summary of transfers between Level 1 and Level 2 for the period ended December 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$ 330,879
Level 2 to Level 1	$ 0
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Equities - Information Technology
Beginning Balance	$ 83,086
Net Realized Gain (Loss) on Investment Securities	5,000
Net Unrealized Gain (Loss) on Investment Securities	24,247
Cost of Purchases	143,939
Proceeds of Sales	(33,919)
Amortization/Accretion	-
Transfers into Level 3	112,087
Transfers out of Level 3	-
Ending Balance	$ 334,440
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2014	$ 22,881
(Amounts in thousands)
Investments in Securities:
Other Investments in Securities
Beginning Balance	$ 214,754
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	36,996
Cost of Purchases	14,581
Proceeds of Sales	(15,498)
Amortization/Accretion	-
Transfers into Level 3	8,901
Transfers out of Level 3	(120,988)
Ending Balance	$ 138,746
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2014	$ 40,946

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	87.6%
Canada	2.2%
Ireland	1.7%
United Kingdom	1.7%
Others (Individually Less Than 1%)	6.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	December 31, 2014

Assets
Investment in securities, at value (including securities loaned of $517,152) - See accompanying schedule: Unaffiliated issuers (cost $20,090,998)	$ 27,941,567
Fidelity Central Funds (cost $1,047,521)	1,047,521
Total Investments (cost $21,138,519)		$ 28,989,088
Receivable for investments sold Regular delivery		103,293
Delayed delivery		7,626
Receivable for fund shares sold		27,763
Dividends receivable		21,745
Interest receivable		220
Distributions receivable from Fidelity Central Funds		270
Prepaid expenses		60
Other receivables		544
Total assets		29,150,609

Liabilities
Payable to custodian bank	135
Payable for investments purchased	32,320
Payable for fund shares redeemed	52,421
Accrued management fee	10,578
Distribution and service plan fees payable	6,076
Other affiliated payables	4,416
Other payables and accrued expenses	1,193
Collateral on securities loaned, at value	536,252
Total liabilities		643,391

Net Assets		$ 28,507,218
Net Assets consist of:
Paid in capital		$ 20,573,274
Accumulated net investment loss		(531)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		83,919
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		7,850,556
Net Assets		$ 28,507,218

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	December 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($8,474,661 ÷ 317,709 shares)	$ 26.67

Maximum offering price per share (100/94.25 of $26.67)	$ 28.30
Class T: Net Asset Value and redemption price per share ($2,218,729 ÷ 85,016 shares)	$ 26.10

Maximum offering price per share (100/96.50 of $26.10)	$ 27.05
Class B: Net Asset Value and offering price per share ($181,905 ÷ 7,503 shares)A	$ 24.24

Class C: Net Asset Value and offering price per share ($3,888,926 ÷ 159,071 shares)A	$ 24.45

Institutional Class: Net Asset Value, offering price and redemption price per share ($13,449,025 ÷ 495,377 shares)	$ 27.15

Class Z: Net Asset Value, offering price and redemption price per share ($293,972 ÷ 10,820 shares)	$ 27.17

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended December 31, 2014

Investment Income
Dividends		$ 283,824
Interest		490
Income from Fidelity Central Funds		4,513
Total income		288,827

Expenses
Management fee Basic fee	$ 150,570
Performance adjustment	(20,430)
Transfer agent fees	49,361
Distribution and service plan fees	71,643
Accounting and security lending fees	2,060
Custodian fees and expenses	529
Independent trustees' compensation	111
Registration fees	575
Audit	127
Legal	71
Tax expense	1
Miscellaneous	195
Total expenses before reductions	254,813
Expense reductions	(461)	254,352
Net investment income (loss)		34,475
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,423,577
Other affiliated issuers	14,913
Foreign currency transactions	(494)
Total net realized gain (loss)		2,437,996
Change in net unrealized appreciation (depreciation) on: Investment securities	(58,337)
Assets and liabilities in foreign currencies	(38)
Total change in net unrealized appreciation (depreciation)		(58,375)
Net gain (loss)		2,379,621
Net increase (decrease) in net assets resulting from operations		$ 2,414,096

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2014	Year ended December 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 34,475	$ 3,847
Net realized gain (loss)	2,437,996	3,952,245
Change in net unrealized appreciation (depreciation)	(58,375)	2,582,538
Net increase (decrease) in net assets resulting from operations	2,414,096	6,538,630
Distributions to shareholders from net investment income	(31,791)	-
Distributions to shareholders from net realized gain	(2,046,943)	(3,209,309)
Total distributions	(2,078,734)	(3,209,309)
Share transactions - net increase (decrease)	2,177,978	1,757,190
Total increase (decrease) in net assets	2,513,340	5,086,511

Net Assets
Beginning of period	25,993,878	20,907,367
End of period (including accumulated net investment loss of $531 and accumulated net investment loss of $350, respectively)	$ 28,507,218	$ 25,993,878

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 26.32	$ 22.75	$ 19.72	$ 19.96	$ 17.24
Income from Investment Operations
Net investment income (loss) C	.04	.01	.03	(.05)	(.05)
Net realized and unrealized gain (loss)	2.34	7.21	3.09	(.15)	2.81
Total from investment operations	2.38	7.22	3.12	(.20)	2.76
Distributions from net realized gain	(2.03)	(3.65)	(.09)	(.04)	(.04)
Net asset value, end of period	$ 26.67	$ 26.32	$ 22.75	$ 19.72	$ 19.96
Total ReturnA, B	9.20%	32.36%	15.84%	(1.04)%	16.07%
Ratios to Average Net Assets D, F
Expenses before reductions	.92%	.94%	1.01%	1.08%	1.14%
Expenses net of fee waivers, if any	.92%	.94%	1.01%	1.08%	1.14%
Expenses net of all reductions	.92%	.94%	1.00%	1.07%	1.13%
Net investment income (loss)	.13%	.02%	.13%	(.23)%	(.28)%
Supplemental Data
Net assets, end of period (in millions)	$ 8,475	$ 8,634	$ 6,459	$ 5,809	$ 5,603
Portfolio turnover rateE	62%	79%	47%	58%	47% G

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 25.84	$ 22.44	$ 19.46	$ 19.74	$ 17.08
Income from Investment Operations
Net investment income (loss) C	(.03)	(.06)	(.02)	(.10)	(.09)
Net realized and unrealized gain (loss)	2.31	7.11	3.04	(.14)	2.78
Total from investment operations	2.28	7.05	3.02	(.24)	2.69
Distributions from net realized gain	(2.02)	(3.65)	(.04)	(.04)	(.03)
Net asset value, end of period	$ 26.10	$ 25.84	$ 22.44	$ 19.46	$ 19.74
Total ReturnA, B	8.98%	32.05%	15.52%	(1.25)%	15.81%
Ratios to Average Net Assets D, F
Expenses before reductions	1.17%	1.18%	1.25%	1.32%	1.38%
Expenses net of fee waivers, if any	1.17%	1.18%	1.25%	1.32%	1.38%
Expenses net of all reductions	1.17%	1.18%	1.24%	1.32%	1.38%
Net investment income (loss)	(.11)%	(.22)%	(.11)%	(.48)%	(.52)%
Supplemental Data
Net assets, end of period (in millions)	$ 2,219	$ 2,134	$ 1,795	$ 1,640	$ 1,756
Portfolio turnover rateE	62%	79%	47%	58%	47% G

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 24.27	$ 21.37	$ 18.60	$ 18.95	$ 16.49
Income from Investment Operations
Net investment income (loss) C	(.16)	(.19)	(.14)	(.20)	(.19)
Net realized and unrealized gain (loss)	2.15	6.74	2.91	(.15)	2.68
Total from investment operations	1.99	6.55	2.77	(.35)	2.49
Distributions from net realized gain	(2.02)	(3.65)	-	-	(.03)
Net asset value, end of period	$ 24.24	$ 24.27	$ 21.37	$ 18.60	$ 18.95
Total ReturnA, B	8.36%	31.31%	14.89%	(1.85)%	15.14%
Ratios to Average Net Assets D, F
Expenses before reductions	1.71%	1.75%	1.82%	1.89%	1.96%
Expenses net of fee waivers, if any	1.71%	1.75%	1.82%	1.89%	1.96%
Expenses net of all reductions	1.71%	1.75%	1.81%	1.89%	1.95%
Net investment income (loss)	(.66)%	(.79)%	(.68)%	(1.05)%	(1.10)%
Supplemental Data
Net assets, end of period (in millions)	$ 182	$ 213	$ 239	$ 309	$ 410
Portfolio turnover rateE	62%	79%	47%	58%	47% G

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 24.45	$ 21.49	$ 18.70	$ 19.03	$ 16.55
Income from Investment Operations
Net investment income (loss) C	(.16)	(.18)	(.13)	(.19)	(.17)
Net realized and unrealized gain (loss)	2.18	6.79	2.92	(.14)	2.68
Total from investment operations	2.02	6.61	2.79	(.33)	2.51
Distributions from net realized gain	(2.02)	(3.65)	-	-	(.03)
Net asset value, end of period	$ 24.45	$ 24.45	$ 21.49	$ 18.70	$ 19.03
Total ReturnA, B	8.43%	31.41%	14.92%	(1.73)%	15.21%
Ratios to Average Net Assets D, F
Expenses before reductions	1.67%	1.69%	1.75%	1.83%	1.88%
Expenses net of fee waivers, if any	1.67%	1.69%	1.75%	1.83%	1.88%
Expenses net of all reductions	1.67%	1.69%	1.75%	1.82%	1.88%
Net investment income (loss)	(.62)%	(.73)%	(.62)%	(.98)%	(1.02)%
Supplemental Data
Net assets, end of period (in millions)	$ 3,889	$ 3,459	$ 2,515	$ 2,133	$ 2,138
Portfolio turnover rateE	62%	79%	47%	58%	47% G

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended December 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 26.76	$ 23.02	$ 19.96	$ 20.14	$ 17.39
Income from Investment Operations
Net investment income (loss) B	.11	.07	.09	.01	(.01)
Net realized and unrealized gain (loss)	2.39	7.32	3.12	(.15)	2.85
Total from investment operations	2.50	7.39	3.21	(.14)	2.84
Distributions from net investment income	(.07)	-	(.02)	-	-
Distributions from net realized gain	(2.04)	(3.65)	(.13)	(.04)	(.09)
Total distributions	(2.11)	(3.65)	(.15)	(.04)	(.09)
Net asset value, end of period	$ 27.15	$ 26.76	$ 23.02	$ 19.96	$ 20.14
Total ReturnA	9.51%	32.73%	16.11%	(.73)%	16.34%
Ratios to Average Net Assets C, E
Expenses before reductions	.67%	.68%	.74%	.81%	.89%
Expenses net of fee waivers, if any	.67%	.68%	.74%	.81%	.89%
Expenses net of all reductions	.67%	.68%	.74%	.81%	.89%
Net investment income (loss)	.39%	.28%	.39%	.03%	(.04)%
Supplemental Data
Net assets, end of period (in millions)	$ 13,449	$ 11,477	$ 9,898	$ 7,169	$ 5,898
Portfolio turnover rateD	62%	79%	47%	58%	47% F

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class Z

Years ended December 31,	2014	2013 G
Selected Per-Share Data
Net asset value, beginning of period	$ 26.78	$ 27.42
Income from Investment Operations
Net investment income (loss) D	.15	.01
Net realized and unrealized gain (loss)	2.39	3.00
Total from investment operations	2.54	3.01
Distributions from net investment income	(.10)	-
Distributions from net realized gain	(2.04)	(3.65)
Total distributions	(2.15) I	(3.65)
Net asset value, end of period	$ 27.17	$ 26.78
Total ReturnB, C	9.65%	11.50%
Ratios to Average Net Assets E, H
Expenses before reductions	.54%	.55%A
Expenses net of fee waivers, if any	.54%	.55%A
Expenses net of all reductions	.53%	.55%A
Net investment income (loss)	.52%	.14%A
Supplemental Data
Net assets, end of period (in millions)	$ 294	$ 77
Portfolio turnover rateF	62%	79%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 13, 2013 (commencement of sale of shares) to December 31, 2013.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $2.15 per share is comprised of distributions from net investment income of $.104 and distributions from net realized gain of $2.041 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2014

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor New Insights Fund (the Fund) is a fund of Fidelity Contrafund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Institutional Class and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 12/31/14 (000s)	Valuation Technique (s)	Unobservable Input	Amount or Range / Weighted Average	Impact to Valuation from an Increase in Input*
Corporate Bonds	$ 199	Last transaction price	Transaction price	$100.00	Increase
Equities	$ 471,479	Adjusted book value	Discount rate	40%	Decrease
			Book value multiple	1.0	Increase
		Discounted cash flow	Discount rate	8.0% - 30.0% / 16.2%	Decrease
			FCF multiple	14.6	Increase
			Probability rate	80.0%	Increase
			Perpetual growth rate	2.5%	Increase

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

Asset Type	Fair Value at 12/31/14 (000s)	Valuation Technique (s)	Unobservable Input	Amount or Range / Weighted Average	Impact to Valuation from an Increase in Input*
		Expected distribution	Recovery rate	0.0%	Increase
		Last transaction price	Discount rate	50.0%	Decrease
			Transaction price	$13.40 - $2,016.58 / $692.93	Increase
		Market comparable	Discount rate	8.0% - 50.0% / 16.3%	Decrease
			P/E multiple	10.0	Increase
			EV/EBITDA multiple	8.0	Increase
			EV/Sales multiple	2.2 - 11.3 / 10.5	Increase
			P/B multiple	2.6	Increase
			Revenue multiplier	5.3	Increase
		Partnership NAV	Discount rate	10.0%	Decrease
		Tender offer	Tender offer	$19.10	Increase

* Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2014 including information on transfers between levels 1 and 2, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

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3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Deferred Trustee Compensation - continued

marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 8,113,506
Gross unrealized depreciation	(339,968)
Net unrealized appreciation (depreciation) on securities	$ 7,773,538

Tax Cost	$ 21,215,550

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 162,929
Net unrealized appreciation (depreciation) on securities and other investments	$ 7,773,442

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2015	$ (1,979)

The Fund acquired $1,979 of its capital loss carryforward as part of a merger in a prior period. The losses acquired that will be available to offset future capital gains of the Fund will be limited to approximately $1,979 per year.

The tax character of distributions paid was as follows:

	December 31, 2014	December 31, 2013
Ordinary Income	$ 46,491	$ -
Long-term Capital Gains	2,032,243	3,209,309
Total	$ 2,078,734	$ 3,209,309

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Funds' financial statements and related disclosures.

4. Purchase and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $16,499,374 and $16,565,970, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .48% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 21,769	$ 619
Class T	.25%	.25%	10,935	9
Class B	.75%	.25%	1,988	1,492
Class C	.75%	.25%	36,951	5,099
			$ 71,643	$ 7,219

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 1,625
Class T	217
Class B*	89
Class C*	214
$ 2,145

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 15,963.18
Class T	3,933.18
Class B	442.22
Class C	6,771.18
Institutional Class	22,161.18
Class Z	91.05
	$ 49,361

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $205 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $2.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $43 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

Annual Report

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $1,131. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $3,752, including $43 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $461 for the period. In addition, the investment adviser reimbursed a portion of the Fund's operating expenses, including certain Institutional Class expenses during the period in the amount of sixty-three dollars.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2014	2013 A
From net investment income
Institutional Class	$ 30,759	$ -
Class Z	1,032	-
Total	$ 31,791	$ -

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

9. Distributions to Shareholders - continued

Years ended December 31,	2014	2013 A
From net realized gain
Class A	$ 606,361	$ 1,060,799
Class T	160,563	265,920
Class B	14,434	28,256
Class C	297,255	450,260
Institutional Class	948,474	1,402,183
Class Z	19,856	1,891
Total	$ 2,046,943	$ 3,209,309

A Distributions for Class Z are for the period August 13, 2013 (commencement of sale of shares) to December 31, 2013.

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended December 31,	2014	2013A	2014	2013A
Class A
Shares sold	56,480	65,693	$ 1,535,803	$ 1,709,859
Reinvestment of distributions	22,207	38,006	581,082	963,449
Shares redeemed	(89,074)	(59,581)	(2,443,351)	(1,554,286)
Net increase (decrease)	(10,387)	44,118	$ (326,466)	$ 1,119,022
Class T
Shares sold	10,880	11,842	$ 289,917	$ 302,804
Reinvestment of distributions	5,820	9,694	149,046	241,279
Shares redeemed	(14,283)	(18,916)	(381,835)	(492,682)
Net increase (decrease)	2,417	2,620	$ 57,128	$ 51,401
Class B
Shares sold	194	357	$ 4,762	$ 8,651
Reinvestment of distributions	541	1,033	12,886	24,155
Shares redeemed	(1,988)	(3,840)	(49,648)	(90,160)
Net increase (decrease)	(1,253)	(2,450)	$ (32,000)	$ (57,354)
Class C
Shares sold	25,077	26,314	$ 628,846	$ 642,662
Reinvestment of distributions	10,237	15,356	245,714	361,789
Shares redeemed	(17,713)	(17,222)	(446,482)	(423,433)
Net increase (decrease)	17,601	24,448	$ 428,078	$ 581,018
Institutional Class
Shares sold	132,665	113,996	$ 3,697,269	$ 2,983,413
Reinvestment of distributions	30,790	44,982	819,710	1,159,198
Shares redeemed	(97,045)	(160,011)	(2,684,332)	(4,155,899)
Net increase (decrease)	66,410	(1,033)	$ 1,832,647	$ (13,288)

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10. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2014	2013A	2014	2013A
Class Z
Shares sold	8,291	2,843	$ 229,233	$ 75,653
Reinvestment of distributions	772	73	20,561	1,891
Shares redeemed	(1,117)	(42)	(31,203)	(1,153)
Net increase (decrease)	7,946	2,874	$ 218,591	$ 76,391

A Share transactions for Class Z are for the period August 13, 2013 (commencement of sale of shares) to December 31, 2013.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Contrafund and the Shareholders of Fidelity Advisor New Insights Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor New Insights Fund (a fund of Fidelity Contrafund) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor New Insights Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 20, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor New Insights Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Institutional Class	02/17/15	02/13/15	$0.154

The fund hereby designates as a capital gain with respect to the taxable year ended December 31, 2014, $2,314,401,508, or, if subsequently determined to be different, the net capital gain of such year.

Institutional Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor New Insights Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in September 2013.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Fidelity Advisor New Insights Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor New Insights Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking.

Annual Report

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2013.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

(Fidelity Investment logo)(registered trademark)

ANIFI-UANN-0215
1.796411.111

Fidelity®

Series Opportunistic Insights Fund

Fidelity Series Opportunistic Insights
Fund

Class F

Annual Report

December 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the Financial Statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 for Fidelity Series Opportunistic Insights Fund or 1-800-835-5092 for Class F of the fund to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2014	Past 1 year	Life of fund A
Fidelity® Series Opportunistic Insights Fund	10.47%	24.12%
Class F	10.77%	24.37%

A From December 6, 2012.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Opportunistic Insights Fund, a class of the fund, on December 6, 2012, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near an all-time high for the 12 months ending December 31, 2014, supported by low interest rates and strong corporate profits. The large-cap S&P 500® Index returned 13.69%, achieving a double-digit gain for the third consecutive year. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® returned 14.75%, while the small-cap Russell 2000® Index returned a relatively lackluster 4.89% amid growth and valuation worries. Utilities (+29%) ended the year as the top-performing sector in the S&P 500®, lifted by fourth-quarter demand for U.S.-focused, dividend-paying stocks. Health care (+25%), a much larger index component, also gained strongly, as did information technology (+20%) and consumer staples (+16%). Conversely, energy (-8%) was by far the biggest laggard, reflecting a sharp drop in crude prices beginning in June, attributed to weaker demand and a U.S. supply boom driven by shale drilling. Volatility was tame for much of the period, although it spiked to a three-year high in October amid growth concerns, Ebola fears, and unrest in Syria, Iraq and Ukraine. Yet stocks still gained for the fourth quarter, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate.

Comments from William Danoff, Portfolio Manager of Fidelity® Series Opportunistic Insights Fund: For the year, the fund's Series Opportunistic Insights and Class F shares gained 10.47% and 10.77%, respectively, compared with 12.56% for the Russell 3000® Index. Versus the index, security selection in technology hurt, especially Google, our second-largest holding (Class A and Class C) and our biggest relative detractor. The firm continued to do phenomenally innovative things, but it is fighting a shift away from desktop search to less-expensive searches on mobile phones. Elsewhere in tech, the fund's sizable position in social-media firm Facebook - easily our largest holding - was by far the top relative contributor, as the firm grew revenue by about 60%. I made a good call in de-emphasizing energy stocks, positioning the fund with a sizable underweighting here. During 2014, I initiated a position in Bristol-Myers Squibb. I added to Microsoft and Bank of America, two large companies led by new CEOs who are revitalizing and streamlining their enterprises. Lastly, I reduced our position in Amazon.com and eliminated Discovery Communications, both of which reported disappointing earnings during the year.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1, 2014 to December 31, 2014
Series Opportunistic Insights	.85%
Actual		$ 1,000.00	$ 1,063.10	$ 4.42
Hypothetical A		$ 1,000.00	$ 1,020.92	$ 4.33
Class F	.68%
Actual		$ 1,000.00	$ 1,064.50	$ 3.54
Hypothetical A		$ 1,000.00	$ 1,021.78	$ 3.47

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Facebook, Inc. Class A	7.4	6.7
Gilead Sciences, Inc.	3.6	3.1
Berkshire Hathaway, Inc. Class A	3.1	2.8
Biogen Idec, Inc.	2.7	2.7
Wells Fargo & Co.	2.5	2.3
Apple, Inc.	2.3	1.7
Google, Inc. Class C	2.1	2.9
Google, Inc. Class A	2.0	2.9
Johnson & Johnson	2.0	2.1
MasterCard, Inc. Class A	1.9	1.7
	29.6
Top Five Market Sectors as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	29.3	28.5
Health Care	19.8	15.7
Consumer Discretionary	16.3	17.4
Financials	13.7	11.7
Consumer Staples	7.8	7.4
Asset Allocation (% of fund's net assets)
As of December 31, 2014*		As of June 30, 2014**
	Stocks 97.7%		Stocks 95.9%
	Convertible Securities 1.1%		Convertible Securities 0.6%
	Other Investments 0.1%		Other Investments 0.0%
	Short-Term Investments and Net Other Assets (Liabilities) 1.1%		Short-Term Investments and Net Other Assets (Liabilities) 3.5%
* Foreign investments	9.3%	** Foreign investments	9.4%

Annual Report

Investments December 31, 2014

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value
CONSUMER DISCRETIONARY - 16.2%
Automobiles - 1.2%
Mahindra & Mahindra Ltd. (a)	228,109	$ 4,447,173
Maruti Suzuki India Ltd. (a)	75,127	4,048,009
PT Astra International Tbk	456,400	272,190
Tata Motors Ltd. sponsored ADR	99,174	4,193,077
Tesla Motors, Inc. (a)(d)	273,916	60,921,658
		73,882,107
Hotels, Restaurants & Leisure - 3.8%
ARAMARK Holdings Corp.	202,800	6,317,220
Chipotle Mexican Grill, Inc. (a)	99,114	67,844,524
Darden Restaurants, Inc.	106,200	6,226,506
Domino's Pizza, Inc.	64,600	6,083,382
Hilton Worldwide Holdings, Inc.	74,700	1,948,923
Marriott International, Inc. Class A	451,200	35,207,136
Royal Caribbean Cruises Ltd.	23,200	1,912,376
Sodexo SA	6,200	609,713
Starbucks Corp.	1,194,100	97,975,905
Whitbread PLC	224,482	16,689,164
		240,814,849
Internet & Catalog Retail - 3.4%
Amazon.com, Inc. (a)	215,707	66,944,667
Netflix, Inc. (a)	48,739	16,649,730
priceline.com, Inc. (a)	67,850	77,363,249
TripAdvisor, Inc. (a)	730,705	54,554,435
		215,512,081
Leisure Products - 0.4%
Polaris Industries, Inc.	162,400	24,561,376
Media - 2.7%
Altice SA	15,000	1,184,518
CBS Corp. Class B	2,917	161,427
Charter Communications, Inc. Class A (a)	10,203	1,700,024
Comcast Corp. Class A	86,632	5,025,522
DISH Network Corp. Class A (a)	85,500	6,232,095
Legend Pictures LLC (f)(g)	4,436	8,945,549
Liberty Broadband Corp.:
Class A (a)	54,999	2,754,900
Class C (a)	176,974	8,816,845
Liberty Global PLC:
Class A (a)	584,752	29,357,474
Class C	538,852	26,031,940
Liberty Media Corp. Class C (a)	707,896	24,797,597
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Media - continued
Naspers Ltd. Class N	11,200	$ 1,466,953
The Walt Disney Co.	572,000	53,876,680
		170,351,524
Multiline Retail - 0.3%
B&M European Value Retail S.A.	627,077	2,785,482
Dollarama, Inc.	51,500	2,633,069
Macy's, Inc.	40,600	2,669,450
Next PLC	100,641	10,697,788
Poundland Group PLC	13,874	70,970
		18,856,759
Specialty Retail - 2.0%
AutoZone, Inc. (a)	20,000	12,382,200
Home Depot, Inc.	103,300	10,843,401
L Brands, Inc.	23,700	2,051,235
O'Reilly Automotive, Inc. (a)	106,981	20,606,680
Signet Jewelers Ltd.	40,924	5,384,371
TJX Companies, Inc.	1,035,225	70,995,731
Tractor Supply Co.	18,100	1,426,642
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	15,000	1,917,600
		125,607,860
Textiles, Apparel & Luxury Goods - 2.4%
NIKE, Inc. Class B	1,009,125	97,027,369
Under Armour, Inc. Class A (sub. vtg.) (a)	784,200	53,247,180
VF Corp.	26,800	2,007,320
		152,281,869
TOTAL CONSUMER DISCRETIONARY		1,021,868,425
CONSUMER STAPLES - 7.8%
Beverages - 0.7%
Anheuser-Busch InBev SA NV ADR	48,700	5,469,984
Boston Beer Co., Inc. Class A (a)(d)	121,332	35,130,467
Monster Beverage Corp. (a)	41,700	4,518,195
		45,118,646
Food & Staples Retailing - 2.0%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	85,800	3,595,801
Costco Wholesale Corp.	337,700	47,868,975
CVS Health Corp.	688,900	66,347,959
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
Diplomat Pharmacy, Inc.	19,355	$ 529,746
Kroger Co.	49,600	3,184,816
Sprouts Farmers Market LLC (a)	156,040	5,302,239
		126,829,536
Food Products - 1.7%
Associated British Foods PLC	1,302,668	64,016,568
Keurig Green Mountain, Inc.	75,200	9,956,104
Mead Johnson Nutrition Co. Class A	39,300	3,951,222
Mondelez International, Inc.	750,865	27,275,171
The Hain Celestial Group, Inc. (a)	33,600	1,958,544
Want Want China Holdings Ltd.	508,000	667,671
		107,825,280
Household Products - 2.0%
Colgate-Palmolive Co.	1,408,915	97,482,829
Procter & Gamble Co.	344,300	31,362,287
		128,845,116
Personal Products - 1.4%
AMOREPACIFIC Group, Inc.	659	599,018
Estee Lauder Companies, Inc. Class A	1,084,916	82,670,599
L'Oreal SA	11,478	1,934,731
		85,204,348
TOTAL CONSUMER STAPLES		493,822,926
ENERGY - 2.1%
Energy Equipment & Services - 0.5%
Schlumberger Ltd.	344,450	29,419,475
Oil, Gas & Consumable Fuels - 1.6%
Birchcliff Energy Ltd. (a)	65,700	442,222
Chevron Corp.	492	55,193
Continental Resources, Inc. (a)(d)	179,777	6,896,246
EOG Resources, Inc.	886,814	81,648,965
Kinder Morgan Holding Co. LLC	325,641	13,777,871
		102,820,497
TOTAL ENERGY		132,239,972
Common Stocks - continued
	Shares	Value
FINANCIALS - 13.7%
Banks - 5.5%
Banco Santander Chile sponsored ADR	175,900	$ 3,468,748
Bank of America Corp.	3,083,700	55,167,393
Citigroup, Inc.	972,927	52,645,080
HDFC Bank Ltd. sponsored ADR	285,247	14,476,285
ICICI Bank Ltd. sponsored ADR	289,000	3,337,950
JPMorgan Chase & Co.	400,700	25,075,806
Kotak Mahindra Bank Ltd.	107,783	2,149,428
M&T Bank Corp. (d)	132,085	16,592,518
PT Bank Central Asia Tbk	18,500	19,624
U.S. Bancorp	442,469	19,888,982
Wells Fargo & Co.	2,839,196	155,644,725
		348,466,539
Capital Markets - 1.5%
Ameriprise Financial, Inc.	105,000	13,886,250
BlackRock, Inc. Class A	122,553	43,820,051
Charles Schwab Corp.	455,400	13,748,526
Morgan Stanley	274,242	10,640,590
Oaktree Capital Group LLC Class A	176,390	9,142,294
WisdomTree Investments, Inc.	40,800	639,540
		91,877,251
Consumer Finance - 2.0%
American Express Co.	1,162,855	108,192,029
Discover Financial Services	206,100	13,497,489
Springleaf Holdings, Inc. (a)	86,200	3,117,854
		124,807,372
Diversified Financial Services - 3.4%
Berkshire Hathaway, Inc. Class A (a)	859	194,134,000
IntercontinentalExchange Group, Inc.	5,700	1,249,953
McGraw Hill Financial, Inc.	208,700	18,570,126
		213,954,079
Insurance - 1.0%
ACE Ltd.	53,336	6,127,240
American International Group, Inc.	52,688	2,951,055
Direct Line Insurance Group PLC	799,700	3,630,799
Fairfax Financial Holdings Ltd. (sub. vtg.)	6,400	3,353,582
Marsh & McLennan Companies, Inc.	470,378	26,924,437
Prudential PLC	601,470	13,905,671
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
The Chubb Corp.	65,956	$ 6,824,467
The Travelers Companies, Inc.	12,400	1,312,540
		65,029,791
Real Estate Investment Trusts - 0.3%
American Tower Corp.	114,000	11,268,900
Equity Residential (SBI)	141,800	10,186,912
		21,455,812
TOTAL FINANCIALS		865,590,844
HEALTH CARE - 19.8%
Biotechnology - 8.7%
Agios Pharmaceuticals, Inc. (a)	69,097	7,741,628
Alexion Pharmaceuticals, Inc. (a)	122,000	22,573,660
Amgen, Inc.	105,687	16,834,882
Biogen Idec, Inc. (a)	509,399	172,915,491
Bluebird Bio, Inc. (a)	20,200	1,852,744
Celgene Corp. (a)	141,700	15,850,562
Enanta Pharmaceuticals, Inc. (a)	74,626	3,794,732
Exact Sciences Corp. (a)(d)	115,723	3,175,439
FibroGen, Inc.	3,000	82,020
Gilead Sciences, Inc. (a)	2,385,395	224,847,333
Karyopharm Therapeutics, Inc. (a)	44,100	1,650,663
Medivation, Inc. (a)	109,292	10,886,576
OvaScience, Inc. (a)(d)	1,075,574	47,561,882
Pharmacyclics, Inc. (a)	8,700	1,063,662
Puma Biotechnology, Inc. (a)	6,098	1,154,168
Receptos, Inc. (a)	60,201	7,375,225
Regeneron Pharmaceuticals, Inc. (a)	20,300	8,328,075
Vertex Pharmaceuticals, Inc. (a)	6,300	748,440
		548,437,182
Health Care Equipment & Supplies - 1.5%
Becton, Dickinson & Co.	58,400	8,126,944
Boston Scientific Corp. (a)	1,156,900	15,328,925
C.R. Bard, Inc.	45,100	7,514,562
CareFusion Corp. (a)	117,800	6,990,252
Covidien PLC	90,900	9,297,252
DexCom, Inc. (a)	132,532	7,295,887
IDEXX Laboratories, Inc. (a)	4,300	637,561
Medtronic, Inc.	239,581	17,297,748
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Stryker Corp.	21,400	$ 2,018,662
Zimmer Holdings, Inc.	143,400	16,264,428
		90,772,221
Health Care Providers & Services - 3.3%
Aetna, Inc.	151,900	13,493,277
AmerisourceBergen Corp.	259,375	23,385,250
Anthem, Inc.	133,700	16,802,079
Cardinal Health, Inc.	113,050	9,126,527
Cigna Corp.	79,701	8,202,030
HCA Holdings, Inc. (a)	81,200	5,959,268
Henry Schein, Inc. (a)	390,663	53,188,767
MWI Veterinary Supply, Inc. (a)	16,283	2,766,645
UnitedHealth Group, Inc.	691,266	69,880,080
Universal Health Services, Inc. Class B	39,200	4,361,392
		207,165,315
Health Care Technology - 0.6%
Cerner Corp. (a)	604,677	39,098,415
Life Sciences Tools & Services - 1.0%
Eurofins Scientific SA	4,500	1,154,660
Illumina, Inc. (a)	15,569	2,873,726
Mettler-Toledo International, Inc. (a)	88,538	26,779,203
Thermo Fisher Scientific, Inc.	233,119	29,207,480
Waters Corp. (a)	42,824	4,827,121
		64,842,190
Pharmaceuticals - 4.7%
AbbVie, Inc.	790,191	51,710,099
Actavis PLC (a)	75,757	19,500,609
Akorn, Inc. (a)	9,652	349,402
Astellas Pharma, Inc.	879,900	12,250,059
Biodelivery Sciences International, Inc. (a)	1,847,366	22,205,339
Bristol-Myers Squibb Co.	569,032	33,589,959
Jazz Pharmaceuticals PLC (a)	27,600	4,518,948
Johnson & Johnson	1,226,026	128,205,539
Novo Nordisk A/S Series B	52,500	2,220,739
Pacira Pharmaceuticals, Inc. (a)	5,900	523,094
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - continued
Shire PLC	38,600	$ 2,736,742
Teva Pharmaceutical Industries Ltd. sponsored ADR	308,400	17,736,084
		295,546,613
TOTAL HEALTH CARE		1,245,861,936
INDUSTRIALS - 6.5%
Aerospace & Defense - 0.0%
The Boeing Co.	4,832	628,063
TransDigm Group, Inc.	2,800	549,780
		1,177,843
Air Freight & Logistics - 0.8%
C.H. Robinson Worldwide, Inc.	62,545	4,683,995
FedEx Corp.	171,000	29,695,860
XPO Logistics, Inc. (a)(d)	329,105	13,453,812
		47,833,667
Airlines - 0.7%
Delta Air Lines, Inc.	81,400	4,004,066
Ryanair Holdings PLC sponsored ADR (a)	138,541	9,873,817
Southwest Airlines Co.	571,500	24,185,880
United Continental Holdings, Inc. (a)	122,900	8,220,781
		46,284,544
Building Products - 0.1%
ASSA ABLOY AB (B Shares)	12,000	638,518
Toto Ltd.	196,000	2,280,010
		2,918,528
Commercial Services & Supplies - 0.0%
Stericycle, Inc. (a)	9,985	1,308,834
Construction & Engineering - 0.0%
Larsen & Toubro Ltd. (a)	71,685	1,691,223
Electrical Equipment - 0.0%
Nidec Corp.	400	25,834
Sensata Technologies Holding BV (a)	7,900	414,039
		439,873
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Industrial Conglomerates - 1.7%
3M Co.	306,177	$ 50,311,005
Danaher Corp.	632,420	54,204,718
		104,515,723
Machinery - 0.5%
Deere & Co.	13,500	1,194,345
Illinois Tool Works, Inc.	243,732	23,081,420
PACCAR, Inc.	100,355	6,825,144
Rexnord Corp. (a)	23,468	662,032
Xylem, Inc.	20,114	765,740
		32,528,681
Professional Services - 0.2%
Robert Half International, Inc.	92,900	5,423,502
Verisk Analytics, Inc. (a)	146,622	9,391,139
		14,814,641
Road & Rail - 2.3%
Canadian Pacific Railway Ltd.	385,800	74,300,869
Daqin Railway Co. Ltd. (A Shares)	1,947,000	3,320,883
Union Pacific Corp.	584,460	69,626,720
		147,248,472
Trading Companies & Distributors - 0.2%
Air Lease Corp. Class A	286,119	9,816,743
Noble Group Ltd.	1,629,114	1,389,858
		11,206,601
TOTAL INDUSTRIALS		411,968,630
INFORMATION TECHNOLOGY - 28.3%
Communications Equipment - 0.5%
F5 Networks, Inc. (a)	40,700	5,309,926
Palo Alto Networks, Inc. (a)	42,600	5,221,482
QUALCOMM, Inc.	258,651	19,225,529
		29,756,937
Electronic Equipment & Components - 1.1%
Amphenol Corp. Class A	1,279,332	68,840,855
CDW Corp.	18,800	661,196
		69,502,051
Internet Software & Services - 13.1%
Akamai Technologies, Inc. (a)	101,900	6,415,624
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Alibaba Group Holding Ltd. sponsored ADR	138,200	$ 14,364,508
Baidu.com, Inc. sponsored ADR (a)	21,800	4,969,746
Cimpress NV (a)	29,826	2,232,178
Constant Contact, Inc. (a)	50,500	1,853,350
Facebook, Inc. Class A (a)	5,989,194	467,276,918
Google, Inc.:
Class A (a)	241,861	128,345,958
Class C (a)	248,461	130,789,870
JUST EAT Ltd. (a)	586,317	2,830,143
LendingClub Corp.	89,700	2,269,410
LinkedIn Corp. (a)	51,478	11,825,011
NAVER Corp.	1,143	735,692
SVMK (g)	458,038	7,534,725
Tencent Holdings Ltd.	184,700	2,672,411
Yahoo!, Inc. (a)	799,495	40,382,492
		824,498,036
IT Services - 4.2%
Alliance Data Systems Corp. (a)	16,404	4,692,364
ASAC II LP (a)(g)	1,788,160	24,769,745
Fidelity National Information Services, Inc.	483,003	30,042,787
Fiserv, Inc. (a)	26,900	1,909,093
FleetCor Technologies, Inc. (a)	50,765	7,549,263
Gartner, Inc. Class A (a)	28,983	2,440,658
Global Payments, Inc.	34,400	2,777,112
MasterCard, Inc. Class A	1,418,010	122,175,742
Visa, Inc. Class A	260,390	68,274,258
		264,631,022
Semiconductors & Semiconductor Equipment - 1.8%
Analog Devices, Inc.	125,500	6,967,760
ASML Holding NV	41,900	4,518,077
Avago Technologies Ltd.	357,500	35,960,925
Broadcom Corp. Class A	132,800	5,754,224
Cavium, Inc. (a)	84,300	5,211,426
Freescale Semiconductor, Inc. (a)	363,949	9,182,433
Integrated Device Technology, Inc. (a)	71,400	1,399,440
KLA-Tencor Corp.	9,000	632,880
Linear Technology Corp.	41,200	1,878,720
M/A-COM Technology Solutions Holdings, Inc. (a)	48,582	1,519,645
NXP Semiconductors NV (a)	154,302	11,788,673
RF Micro Devices, Inc. (a)	101,800	1,688,862
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Skyworks Solutions, Inc.	96,600	$ 7,023,786
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	620,800	13,893,504
TriQuint Semiconductor, Inc. (a)	162,000	4,463,100
		111,883,455
Software - 5.1%
Activision Blizzard, Inc.	27,500	554,125
Adobe Systems, Inc. (a)	319,927	23,258,693
Intuit, Inc.	157,400	14,510,706
Manhattan Associates, Inc. (a)	3,200	130,304
Microsoft Corp.	2,401,822	111,564,632
Mobileye NV	371,595	13,564,704
Oracle Corp.	112,800	5,072,616
salesforce.com, Inc. (a)	1,281,168	75,986,074
SAP AG	10,539	735,921
ServiceNow, Inc. (a)	341,238	23,152,998
Symantec Corp.	223,100	5,723,631
Ultimate Software Group, Inc. (a)	235,145	34,522,813
Workday, Inc. Class A (a)	132,160	10,785,578
Xero Ltd. (a)(d)	78,118	984,116
Zendesk, Inc.	74,010	1,803,624
		322,350,535
Technology Hardware, Storage & Peripherals - 2.5%
Apple, Inc.	1,301,963	143,710,676
Samsung Electronics Co. Ltd.	11,015	13,309,199
SanDisk Corp.	13,200	1,293,336
Xaar PLC	175,812	1,056,349
		159,369,560
TOTAL INFORMATION TECHNOLOGY		1,781,991,596
MATERIALS - 3.3%
Chemicals - 2.9%
Agrium, Inc.	19,300	1,827,337
Air Products & Chemicals, Inc.	27,800	4,009,594
CF Industries Holdings, Inc.	34,600	9,429,884
E.I. du Pont de Nemours & Co.	26,100	1,929,834
Ecolab, Inc.	416,848	43,568,953
Monsanto Co.	81,069	9,685,313
Platform Specialty Products Corp. (a)	202,100	4,692,762
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Chemicals - continued
PPG Industries, Inc.	328,882	$ 76,021,074
Sherwin-Williams Co.	127,300	33,484,992
		184,649,743
Containers & Packaging - 0.1%
Packaging Corp. of America	32,800	2,560,040
Rock-Tenn Co. Class A	46,200	2,817,276
		5,377,316
Metals & Mining - 0.2%
B2Gold Corp. (a)	872,500	1,426,881
Franco-Nevada Corp.	51,606	2,541,211
Ivanhoe Mines Ltd. (a)	520,900	457,323
Nucor Corp.	35,280	1,730,484
POSCO	5,562	1,408,072
Primero Mining Corp. (a)	439,300	1,690,197
Steel Dynamics, Inc.	238,800	4,713,912
		13,968,080
Paper & Forest Products - 0.1%
International Paper Co.	70,800	3,793,464
TOTAL MATERIALS		207,788,603
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
T-Mobile U.S., Inc. (a)	18,300	493,002
TOTAL COMMON STOCKS (Cost $4,302,741,702)		6,161,625,934
Preferred Stocks - 1.1%

Convertible Preferred Stocks - 1.1%
CONSUMER DISCRETIONARY - 0.1%
Diversified Consumer Services - 0.0%
Airbnb, Inc. Series D (g)	30,930	1,259,253
Household Durables - 0.1%
Blu Homes, Inc. Series A, 5.00% (a)(g)	1,349,024	6,785,591
TOTAL CONSUMER DISCRETIONARY		8,044,844
Preferred Stocks - continued
	Shares	Value
Convertible Preferred Stocks - continued
INFORMATION TECHNOLOGY - 1.0%
Internet Software & Services - 0.5%
Dropbox, Inc. Series C (g)	394,740	$ 7,539,534
Pinterest, Inc.:
Series E, 8.00% (a)(g)	518,803	9,032,360
Series F, 8.00% (g)	424,569	7,391,746
Uber Technologies, Inc. Series D, 8.00% (g)	264,940	8,827,165
		32,790,805
IT Services - 0.1%
Nutanix, Inc. Series E (g)	171,960	2,303,662
Software - 0.4%
Cloudera, Inc. Series F (g)	70,040	1,430,917
Cloudflare, Inc. Series D (g)	217,943	1,335,010
Magic Leap, Inc. Series B, 8.00% (g)	1,675,597	19,369,901
		22,135,828
Technology Hardware, Storage & Peripherals - 0.0%
Pure Storage, Inc. Series E (a)(g)	92,626	1,506,099
TOTAL INFORMATION TECHNOLOGY		58,736,394
TOTAL CONVERTIBLE PREFERRED STOCKS		66,781,238
Nonconvertible Preferred Stocks - 0.0%
FINANCIALS - 0.0%
Banks - 0.0%
Royal Bank of Scotland Group PLC Series P, 6.25%	63,526	1,566,551
TOTAL PREFERRED STOCKS (Cost $60,122,413)		68,347,789
Bank Loan Obligations - 0.1%
Principal Amount
INDUSTRIALS - 0.1%
Building Products - 0.1%
Jeld-Wen, Inc. Tranche B, term loan 5.25% 10/15/21 (e) (Cost $3,088,800)	$ 3,120,000	3,088,800
Money Market Funds - 3.4%
	Shares	Value
Fidelity Cash Central Fund, 0.13% (b)	114,091,242	$ 114,091,242
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	102,544,153	102,544,153
TOTAL MONEY MARKET FUNDS (Cost $216,635,395)		216,635,395
TOTAL INVESTMENT PORTFOLIO - 102.3% (Cost $4,582,588,310)		6,449,697,918
NET OTHER ASSETS (LIABILITIES) - (2.3)%		(145,400,525)
NET ASSETS - 100%		$ 6,304,297,393
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(f) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is owned by the Fund.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $108,031,257 or 1.7% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Airbnb, Inc. Series D	4/16/14	$ 1,259,254
ASAC II LP	10/10/13	$ 17,881,600
Blu Homes, Inc. Series A, 5.00%	6/10/13 - 12/30/14	$ 6,232,491
Cloudera, Inc. Series F	2/5/14	$ 1,019,782
Cloudflare, Inc. Series D	11/5/14	$ 1,335,010
Security	Acquisition Date	Acquisition Cost
Dropbox, Inc. Series C	1/30/14	$ 7,540,008
Legend Pictures LLC	10/15/14	$ 9,401,163
Magic Leap, Inc. Series B, 8.00%	10/17/14	$ 19,369,901
Nutanix, Inc. Series E	8/26/14	$ 2,303,662
Pinterest, Inc. Series E, 8.00%	10/23/13	$ 7,538,571
Pinterest, Inc. Series F, 8.00%	5/15/14	$ 7,211,381
Pure Storage, Inc. Series E	8/22/13	$ 642,037
SVMK	12/15/14	$ 7,534,725
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$ 4,110,027
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 218,478
Fidelity Securities Lending Cash Central Fund	510,243
Total	$ 728,721
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
OvaScience, Inc.	$ 9,254,789	$ 3,250,456	$ 3,859,060	$ -	$ -
Other Information

The following is a summary of the inputs used, as of December 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,029,913,269	$ 1,004,155,504	$ 8,767,372	$ 16,990,393
Consumer Staples	493,822,926	492,556,237	1,266,689	-
Energy	132,239,972	132,239,972	-	-
Financials	867,157,395	851,082,672	16,074,723	-
Health Care	1,245,861,936	1,228,654,396	17,207,540	-
Industrials	411,968,630	403,260,822	8,707,808	-
Information Technology	1,840,727,990	1,718,669,199	31,017,927	91,040,864
Materials	207,788,603	206,380,531	1,408,072	-
Telecommunication Services	493,002	493,002	-	-
Bank Loan Obligations	3,088,800	-	3,088,800	-
Money Market Funds	216,635,395	216,635,395	-	-
Total Investments in Securities:	$ 6,449,697,918	$ 6,254,127,730	$ 87,538,931	$ 108,031,257
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Information Technology
Beginning Balance	$ 10,774,341
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	11,131,607
Cost of Purchases	50,424,497
Proceeds of Sales	(2,593,733)
Amortization/Accretion	-
Transfers into Level 3	21,304,152
Transfers out of Level 3	-
Ending Balance	$ 91,040,864
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2014	$ 11,131,607
Other Investments in Securities
Beginning Balance	$ 25,958,211
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	97,484
Cost of Purchases	12,238,850
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	(21,304,152)
Ending Balance	$ 16,990,393
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2014	$ 97,484

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2014
Assets
Investment in securities, at value (including securities loaned of $100,102,747) - See accompanying schedule: Unaffiliated issuers (cost $4,365,952,915)	$ 6,233,062,523
Fidelity Central Funds (cost $216,635,395)	216,635,395
Total Investments (cost $4,582,588,310)		$ 6,449,697,918
Cash		8,568
Receivable for investments sold		7,575,867
Receivable for fund shares sold		29,950
Dividends receivable		4,009,998
Interest receivable		455
Distributions receivable from Fidelity Central Funds		53,162
Prepaid expenses		13,987
Other receivables		15,689
Total assets		6,461,405,594

Liabilities
Payable for investments purchased	$ 1,533,741
Payable for fund shares redeemed	48,955,138
Accrued management fee	3,409,310
Other affiliated payables	454,077
Other payables and accrued expenses	211,782
Collateral on securities loaned, at value	102,544,153
Total liabilities		157,108,201

Net Assets		$ 6,304,297,393
Net Assets consist of:
Paid in capital		$ 4,418,592,962
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		18,709,132
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,866,995,299
Net Assets		$ 6,304,297,393

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

December 31, 2014
Series Opportunistic Insights: Net Asset Value, offering price and redemption price per share ($2,596,300,005 ÷ 174,308,132 shares)	$ 14.89
Class F: Net Asset Value, offering price and redemption price per share ($3,707,997,388 ÷ 248,584,886 shares)	$ 14.92

See accompanying notes which are an integral part of the financial statements.

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Financial Statements - continued

Statement of Operations

	Year ended December 31, 2014
Investment Income
Dividends		$ 47,804,559
Interest		34,588
Income from Fidelity Central Funds		728,721
Total income		48,567,868

Expenses
Management fee Basic fee	$ 33,146,868
Performance adjustment	5,967,404
Transfer agent fees	4,264,051
Accounting and security lending fees	1,154,861
Custodian fees and expenses	190,497
Independent trustees' compensation	24,517
Audit	84,071
Legal	13,634
Interest	3,214
Miscellaneous	41,155
Total expenses before reductions	44,890,272
Expense reductions	(78,363)	44,811,909
Net investment income (loss)		3,755,959
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	234,373,303
Other affiliated issuers	2,481,662
Foreign currency transactions	(121,254)
Total net realized gain (loss)		236,733,711
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $104,877)	374,608,027
Assets and liabilities in foreign currencies	(16,632)
Total change in net unrealized appreciation (depreciation)		374,591,395
Net gain (loss)		611,325,106
Net increase (decrease) in net assets resulting from operations		$ 615,081,065

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended December 31, 2014	Year ended December 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,755,959	$ 2,824,293
Net realized gain (loss)	236,733,711	68,532,883
Change in net unrealized appreciation (depreciation)	374,591,395	1,494,393,393
Net increase (decrease) in net assets resulting from operations	615,081,065	1,565,750,569
Distributions to shareholders from net investment income	(2,943,704)	(4,300,930)
Distributions to shareholders from net realized gain	(231,232,769)	(62,985,177)
Total distributions	(234,176,473)	(67,286,107)
Share transactions - net increase (decrease)	(27,458,577)	749,031,694
Total increase (decrease) in net assets	353,446,015	2,247,496,156

Net Assets
Beginning of period	5,950,851,378	3,703,355,222
End of period (including undistributed net investment income of $0 and distributions in excess of net investment income of $11,382, respectively)	$ 6,304,297,393	$ 5,950,851,378

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Series Opportunistic Insights

Years ended December 31,	2014	2013	2012H
Selected Per-Share Data
Net asset value, beginning of period	$ 13.98	$ 10.02	$ 10.00
Income from Investment Operations
Net Investment Income (loss) D, J	(.01)	-	- G
Net realized and unrealized gain (loss)	1.48	4.11	.03
Total from investment operations	1.47	4.11	.03
Distributions from net investment income	-	-	(.01)
Distributions from net realized gain	(.56)	(.15)	-
Total distributions	(.56)	(.15)	(.01)
Net asset value, end of period	$ 14.89	$ 13.98	$ 10.02
Total Return B, C	10.47%	41.14%	.27%
Ratios to Average Net Assets E, I
Expenses before reductions	.84%	.78%	1.00% A
Expenses net of fee waivers, if any	.84%	.78%	1.00% A
Expenses net of all reductions	.84%	.77%	1.00% A
Net investment income (loss)	(.04)%	(.04)%	.49% A, G
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,596,300	$ 2,594,672	$ 1,803,958
Portfolio turnover rate F	46%	52%	64% K

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .30%.

H For the period December 6, 2012 (commencement of operations) to December 31, 2012.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended December 31,	2014	2013	2012H
Selected Per-Share Data
Net asset value, beginning of period	$ 13.98	$ 10.02	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.02	.02	- G, J
Net realized and unrealized gain (loss)	1.49	4.11	.03
Total from investment operations	1.51	4.13	.03
Distributions from net investment income	(.01)	(.02)	(.01)
Distributions from net realized gain	(.56)	(.15)	-
Total distributions	(.57)	(.17)	(.01)
Net asset value, end of period	$ 14.92	$ 13.98	$ 10.02
Total Return B, C	10.77%	41.33%	.28%
Ratios to Average Net Assets E, I
Expenses before reductions	.67%	.60%	.80% A
Expenses net of fee waivers, if any	.67%	.60%	.80% A
Expenses net of all reductions	.67%	.58%	.80% A
Net investment income (loss)	.13%	.14%	.69% A, G
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,707,997	$ 3,356,179	$ 1,899,398
Portfolio turnover rate F	46%	52%	64% K

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .50%.

H For the period December 6, 2012 (commencement of operations) to December 31, 2012.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2014

1. Organization.

Fidelity Series Opportunistic Insights Fund (the Fund) is a fund of Fidelity Contrafund (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Series Opportunistic Insights and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Bank loan obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 12/31/2014	Valuation Technique(s)	Unobservable Input	Amount or Range/ Weighted Average	Impact to Valuation from an Increase in Input*
Equities	$108,031,257	Discounted cash flow	Discount rate	8.0% - 30.0% / 19.0%	Decrease
			Perpetual growth rate	2.5%	Increase
		Last transaction price	Transaction price	$6.13 - $2016.58 / $378.65	Increase
		Market comparable	Discount rate	8.0% - 15.0% / 11.4%	Decrease
			P/E multiple	10.0	Increase
			EV/Sales multiple	9.0 - 11.3 / 10.1	Increase
		Partnership NAV	Discount rate	10.0%	Decrease
		Tender offer	Tender offer	$19.10	Increase

* Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2014, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

3. Significant Accounting Policies - continued

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, wash sales, and excise tax regulations

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,885,451,992
Gross unrealized depreciation	(26,066,252)
Net unrealized appreciation (depreciation) on securities	$ 1,859,385,740

Tax Cost	$ 4,590,312,178

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 26,328,122
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,859,376,308

The tax character of distributions paid was as follows:

	December 31, 2014	December 31, 2013
Ordinary Income	$ 16,304,778	$ 67,286,107
Long-term capital gains	217,871,695	-
Total	$ 234,176,473	$ 67,286,107

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncement - continued

requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,677,496,093 and $3,021,950,352, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Series Opportunistic Insights as compared to its benchmark index, the Russell 3000 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .65% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Series Opportunistic Insights. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Series Opportunistic Insights	$ 4,264,051.17

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $39,076 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 36,790,600.31%		$ 3,214

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $9,368 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

Annual Report

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $510,243. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $78,140 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $160.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses, including certain Series Opportunistic Insights expenses during the period in the amount of $63.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2014	2013
From net investment income
Class F	$ 2,943,704	$ 4,300,930

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders - continued

Years ended December 31,	2014	2013
From net realized gain
Series Opportunistic Insights	$ 94,935,470	$ 27,628,105
Class F	136,297,299	35,357,072
Total	$ 231,232,769	$ 62,985,177

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2014	2013	2014	2013
Series Opportunistic Insights
Shares sold	13,329,341	36,762,551	$ 191,519,878	$ 477,090,645
Reinvestment of distributions	6,327,831	2,097,982	94,935,470	27,628,105
Shares redeemed	(31,013,184)	(33,285,570)	(443,473,566)	(389,465,164)
Net increase (decrease)	(11,356,012)	5,574,963	$ (157,018,218)	$ 115,253,586
Class F
Shares sold	40,013,062	64,964,608	$ 578,524,080	$ 814,336,124
Reinvestment of distributions	9,265,090	2,978,434	139,241,003	39,658,002
Shares redeemed	(40,731,592)	(17,519,119)	(588,205,442)	(220,216,018)
Net increase (decrease)	8,546,560	50,423,923	$ 129,559,641	$ 633,778,108

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Contrafund and the Shareholders of Fidelity Series Opportunistic Insights Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Series Opportunistic Insights Fund (a fund of Fidelity Contrafund) at Decem-ber 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Series Opportunistic Insights Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 19, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statements of Additional Information (SAIs) include more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 for Series Class, or 1-800-835-5092 for F Class.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Opportunistic Insights Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Series Opportunistic Insights Fund	02/17/15	02/13/15	$0.065
Class F	02/17/15	02/13/15	$0.065

The fund designates $242,335,922 of distributions paid during the period January 1, 2014 to December 31, 2014 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders

Fidelity Series Opportunistic Insights Fund designates 3% and Class F designates 3% of the dividends distributed in December 2014, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Opportunistic Insights Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-year period, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Fidelity Series Opportunistic Insights Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month period shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Series Opportunistic Insights Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Annual Report

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2013.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is offered only to other Fidelity funds, it continues to incur investment management expenses. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

O1T-ANN-0215
1.951052.102

Fidelity Advisor®

Series Opportunistic Insights Fund

Annual Report

December 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the Financial Statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2014	Past 1 year	Life of fund A
Fidelity Advisor® Series Opportunistic Insights Fund	10.34%	24.25%

A From December 6, 2012.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Series Opportunistic Insights Fund on December 6, 2012, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near an all-time high for the 12 months ending December 31, 2014, supported by low interest rates and strong corporate profits. The large-cap S&P 500® Index returned 13.69%, achieving a double-digit gain for the third consecutive year. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® returned 14.75%, while the small-cap Russell 2000® Index returned a relatively lackluster 4.89% amid growth and valuation worries. Utilities (+29%) ended the year as the top-performing sector in the S&P 500®, lifted by fourth-quarter demand for U.S.-focused, dividend-paying stocks. Health care (+25%), a much larger index component, also gained strongly, as did information technology (+20%) and consumer staples (+16%). Conversely, energy (-8%) was by far the biggest laggard, reflecting a sharp drop in crude prices beginning in June, attributed to weaker demand and a U.S. supply boom driven by shale drilling. Volatility was tame for much of the period, although it spiked to a three-year high in October amid growth concerns, Ebola fears, and unrest in Syria, Iraq and Ukraine. Yet stocks still gained for the fourth quarter, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate.

Comments from William Danoff, Portfolio Manager of Fidelity Advisor® Series Opportunistic Insights Fund: For the year, the fund gained 10.34%, compared with 12.56% for the Russell 3000® Index. Versus the index, security selection in technology hurt, especially Google, our second-largest holding (Class A and Class C) and our biggest relative detractor. The firm continued to do phenomenally innovative things, but it is fighting a shift away from desktop search to less-expensive searches on mobile phones. Elsewhere in tech, the fund's sizable position in social-media firm Facebook - easily our largest holding - was by far the top relative contributor, as the firm grew revenue by about 60%. I made a good call in de-emphasizing energy stocks, positioning the fund with a sizable underweighting here. During 2014, I initiated a position in Bristol-Myers Squibb. I added to Microsoft and Bank of America, two large companies led by new CEOs who are revitalizing and streamlining their enterprises. Lastly, I reduced our position in Amazon.com and eliminated Discovery Communications, both of which reported disappointing earnings during the year.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1, 2014 to December 31, 2014
Actual	.88%	$ 1,000.00	$ 1,061.40	$ 4.57
HypotheticalA		$ 1,000.00	$ 1,020.77	$ 4.48

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Facebook, Inc. Class A	7.5	6.7
Gilead Sciences, Inc.	3.6	3.1
Berkshire Hathaway, Inc. Class A	2.9	2.6
Biogen Idec, Inc.	2.8	2.7
Wells Fargo & Co.	2.5	2.3
Apple, Inc.	2.3	1.7
Johnson & Johnson	2.0	2.1
Google, Inc. Class C	2.0	2.9
Google, Inc. Class A	2.0	2.9
MasterCard, Inc. Class A	1.9	1.7
	29.5
Top Five Market Sectors as of December 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	29.2	28.6
Health Care	19.8	15.6
Consumer Discretionary	16.1	17.3
Financials	13.5	11.5
Consumer Staples	7.9	7.5
Asset Allocation (% of fund's net assets)
As of December 31, 2014 *		As of June 30, 2014 **
	Stocks 97.3%		Stocks 95.6%
	Convertible Securities 1.1%		Convertible Securities 0.6%
	Other Investments 0.0%†		Other Investments 0.0%
	Short-Term Investments and Net Other Assets (Liabilities) 1.6%		Short-Term Investments and Net Other Assets (Liabilities) 3.8%
* Foreign investments	9.0%	** Foreign investments	9.1%

† Amount represents less than 0.1%

Annual Report

Investments December 31, 2014

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value
CONSUMER DISCRETIONARY - 16.0%
Automobiles - 1.0%
PT Astra International Tbk	62,800	$ 37,453
Tata Motors Ltd. sponsored ADR	14,403	608,959
Tesla Motors, Inc. (a)(d)	38,410	8,542,768
		9,189,180
Hotels, Restaurants & Leisure - 3.8%
ARAMARK Holdings Corp.	28,000	872,200
Chipotle Mexican Grill, Inc. (a)	13,229	9,055,383
Darden Restaurants, Inc.	14,700	861,861
Domino's Pizza, Inc.	9,300	875,781
Hilton Worldwide Holdings, Inc.	10,300	268,727
Marriott International, Inc. Class A	62,800	4,900,284
Royal Caribbean Cruises Ltd.	3,200	263,776
Sodexo SA	900	88,507
Starbucks Corp.	165,200	13,554,660
Whitbread PLC	31,043	2,307,899
		33,049,078
Internet & Catalog Retail - 3.4%
Amazon.com, Inc. (a)	28,393	8,811,768
Netflix, Inc. (a)	6,561	2,241,303
priceline.com, Inc. (a)	9,400	10,717,974
TripAdvisor, Inc. (a)	100,134	7,476,004
		29,247,049
Leisure Products - 0.4%
Polaris Industries, Inc.	22,700	3,433,148
Media - 2.7%
Altice SA	2,100	165,833
CBS Corp. Class B	488	27,006
Charter Communications, Inc. Class A (a)	1,397	232,768
Comcast Corp. Class A	11,668	676,861
DISH Network Corp. Class A (a)	11,800	860,102
Legend Pictures LLC (f)(g)	614	1,238,180
Liberty Broadband Corp.:
Class A (a)	6,225	311,810
Class C (a)	21,651	1,078,653
Liberty Global PLC:
Class A (a)	81,448	4,089,097
Class C	73,948	3,572,428
Liberty Media Corp. Class C (a)	86,604	3,033,738
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Media - continued
Naspers Ltd. Class N	1,600	$ 209,565
The Walt Disney Co.	80,900	7,619,971
		23,116,012
Multiline Retail - 0.3%
B&M European Value Retail S.A.	85,397	379,334
Dollarama, Inc.	7,100	363,006
Macy's, Inc.	5,600	368,200
Next PLC	13,900	1,477,522
Poundland Group PLC	1,902	9,729
		2,597,791
Specialty Retail - 2.0%
AutoZone, Inc. (a)	2,700	1,671,597
Home Depot, Inc.	14,400	1,511,568
L Brands, Inc.	3,300	285,615
O'Reilly Automotive, Inc. (a)	15,326	2,952,094
Signet Jewelers Ltd.	5,600	736,792
TJX Companies, Inc.	142,888	9,799,259
Tractor Supply Co.	2,900	228,578
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	2,100	268,464
		17,453,967
Textiles, Apparel & Luxury Goods - 2.4%
NIKE, Inc. Class B	139,545	13,417,252
Under Armour, Inc. Class A (sub. vtg.) (a)	108,100	7,339,990
VF Corp.	3,800	284,620
		21,041,862
TOTAL CONSUMER DISCRETIONARY		139,128,087
CONSUMER STAPLES - 7.9%
Beverages - 0.7%
Anheuser-Busch InBev SA NV ADR	6,200	696,384
Boston Beer Co., Inc. Class A (a)	15,231	4,409,984
Monster Beverage Corp. (a)	5,800	628,430
		5,734,798
Food & Staples Retailing - 2.1%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	11,800	494,527
Costco Wholesale Corp.	46,800	6,633,900
CVS Health Corp.	99,224	9,556,263
Diplomat Pharmacy, Inc.	3,000	82,110
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
Kroger Co.	6,800	$ 436,628
Sprouts Farmers Market LLC (a)	21,649	735,633
		17,939,061
Food Products - 1.8%
Associated British Foods PLC	193,332	9,500,848
Keurig Green Mountain, Inc.	10,269	1,359,564
Mead Johnson Nutrition Co. Class A	5,400	542,916
Mondelez International, Inc.	103,535	3,760,909
The Hain Celestial Group, Inc. (a)	4,800	279,792
Want Want China Holdings Ltd.	70,000	92,002
		15,536,031
Household Products - 2.0%
Colgate-Palmolive Co.	193,435	13,383,768
Procter & Gamble Co.	47,700	4,344,993
		17,728,761
Personal Products - 1.3%
AMOREPACIFIC Group, Inc.	90	81,808
Estee Lauder Companies, Inc. Class A	150,984	11,504,981
L'Oreal SA	1,322	222,836
		11,809,625
TOTAL CONSUMER STAPLES		68,748,276
ENERGY - 2.1%
Energy Equipment & Services - 0.5%
Schlumberger Ltd.	47,350	4,044,164
Oil, Gas & Consumable Fuels - 1.6%
Birchcliff Energy Ltd. (a)	9,200	61,925
Chevron Corp.	200	22,436
Continental Resources, Inc. (a)(d)	26,110	1,001,580
EOG Resources, Inc.	121,486	11,185,216
Kinder Morgan Holding Co. LLC	45,500	1,925,105
		14,196,262
TOTAL ENERGY		18,240,426
FINANCIALS - 13.5%
Banks - 5.5%
Banco Santander Chile sponsored ADR	24,100	475,252
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Banks - continued
Bank of America Corp.	424,200	$ 7,588,938
Citigroup, Inc.	133,273	7,211,402
HDFC Bank Ltd. sponsored ADR	40,300	2,045,225
ICICI Bank Ltd. sponsored ADR	40,000	462,000
JPMorgan Chase & Co.	54,900	3,435,642
M&T Bank Corp. (d)	18,315	2,300,730
PT Bank Central Asia Tbk	2,600	2,758
U.S. Bancorp	61,431	2,761,323
Wells Fargo & Co.	390,704	21,418,393
		47,701,663
Capital Markets - 1.5%
Ameriprise Financial, Inc.	14,800	1,957,300
BlackRock, Inc. Class A	16,647	5,952,301
Charles Schwab Corp.	62,300	1,880,837
Morgan Stanley	37,758	1,465,010
Oaktree Capital Group LLC Class A	24,508	1,270,250
WisdomTree Investments, Inc.	5,600	87,780
		12,613,478
Consumer Finance - 2.0%
American Express Co.	160,645	14,946,411
Discover Financial Services	28,200	1,846,818
Springleaf Holdings, Inc. (a)	11,900	430,423
		17,223,652
Diversified Financial Services - 3.2%
Berkshire Hathaway, Inc. Class A (a)	111	25,086,000
IntercontinentalExchange Group, Inc.	800	175,432
McGraw Hill Financial, Inc.	28,953	2,576,238
		27,837,670
Insurance - 1.0%
ACE Ltd.	7,564	868,952
American International Group, Inc.	7,300	408,873
Direct Line Insurance Group PLC	110,900	503,508
Fairfax Financial Holdings Ltd. (sub. vtg.)	900	471,598
Marsh & McLennan Companies, Inc.	65,122	3,727,583
Prudential PLC	82,923	1,917,136
The Chubb Corp.	8,338	862,733
The Travelers Companies, Inc.	1,800	190,530
		8,950,913
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - 0.3%
American Tower Corp.	16,100	$ 1,591,485
Equity Residential (SBI)	19,600	1,408,064
		2,999,549
TOTAL FINANCIALS		117,326,925
HEALTH CARE - 19.8%
Biotechnology - 8.7%
Agios Pharmaceuticals, Inc. (a)	8,800	985,952
Alexion Pharmaceuticals, Inc. (a)	16,700	3,090,001
Amgen, Inc.	15,011	2,391,102
Biogen Idec, Inc. (a)	70,651	23,982,482
Bluebird Bio, Inc. (a)	2,800	256,816
Celgene Corp. (a)	19,500	2,181,270
Enanta Pharmaceuticals, Inc. (a)	10,374	527,518
Exact Sciences Corp. (a)(d)	16,100	441,784
FibroGen, Inc.	708	19,357
Gilead Sciences, Inc. (a)	329,705	31,077,993
Karyopharm Therapeutics, Inc. (a)	6,500	243,295
Medivation, Inc. (a)	15,800	1,573,838
OvaScience, Inc. (a)	141,180	6,242,980
Pharmacyclics, Inc. (a)	1,200	146,712
Puma Biotechnology, Inc. (a)	900	170,343
Receptos, Inc. (a)	8,300	1,016,833
Regeneron Pharmaceuticals, Inc. (a)	2,700	1,107,675
Vertex Pharmaceuticals, Inc. (a)	900	106,920
		75,562,871
Health Care Equipment & Supplies - 1.5%
Becton, Dickinson & Co.	8,200	1,141,112
Boston Scientific Corp. (a)	161,000	2,133,250
C.R. Bard, Inc.	6,600	1,099,692
CareFusion Corp. (a)	16,400	973,176
Covidien PLC	12,600	1,288,728
DexCom, Inc. (a)	21,372	1,176,529
IDEXX Laboratories, Inc. (a)	600	88,962
Medtronic, Inc.	33,421	2,412,996
Stryker Corp.	3,000	282,990
Zimmer Holdings, Inc.	19,900	2,257,058
		12,854,493
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - 3.3%
Aetna, Inc.	21,014	$ 1,866,674
AmerisourceBergen Corp.	36,025	3,248,014
Anthem, Inc.	18,300	2,299,761
Cardinal Health, Inc.	15,750	1,271,498
Cigna Corp.	11,400	1,173,174
HCA Holdings, Inc. (a)	11,300	829,307
Henry Schein, Inc. (a)	54,193	7,378,377
MWI Veterinary Supply, Inc. (a)	2,017	342,708
UnitedHealth Group, Inc.	94,734	9,576,660
Universal Health Services, Inc. Class B	5,600	623,056
		28,609,229
Health Care Technology - 0.6%
Cerner Corp. (a)	82,419	5,329,213
Life Sciences Tools & Services - 1.0%
Eurofins Scientific SA	700	179,614
Illumina, Inc. (a)	2,486	458,866
Mettler-Toledo International, Inc. (a)	12,455	3,767,139
Thermo Fisher Scientific, Inc.	32,181	4,031,957
Waters Corp. (a)	5,700	642,504
		9,080,080
Pharmaceuticals - 4.7%
AbbVie, Inc.	107,909	7,061,565
Actavis PLC (a)	11,133	2,865,746
Astellas Pharma, Inc.	120,700	1,680,398
Biodelivery Sciences International, Inc. (a)	257,433	3,094,345
Bristol-Myers Squibb Co.	78,468	4,631,966
Jazz Pharmaceuticals PLC (a)	3,800	622,174
Johnson & Johnson	169,574	17,732,353
Novo Nordisk A/S Series B	7,300	308,788
Pacira Pharmaceuticals, Inc. (a)	800	70,928
Shire PLC	5,300	375,770
Teva Pharmaceutical Industries Ltd. sponsored ADR	42,400	2,438,424
		40,882,457
TOTAL HEALTH CARE		172,318,343
Common Stocks - continued
	Shares	Value
INDUSTRIALS - 6.5%
Aerospace & Defense - 0.0%
The Boeing Co.	668	$ 86,827
TransDigm Group, Inc.	400	78,540
		165,367
Air Freight & Logistics - 0.8%
C.H. Robinson Worldwide, Inc.	8,700	651,543
FedEx Corp.	23,400	4,063,644
XPO Logistics, Inc. (a)(d)	45,661	1,866,622
		6,581,809
Airlines - 0.7%
Delta Air Lines, Inc.	11,200	550,928
Ryanair Holdings PLC sponsored ADR (a)	19,000	1,354,130
Southwest Airlines Co.	79,100	3,347,512
United Continental Holdings, Inc. (a)	17,200	1,150,508
		6,403,078
Building Products - 0.1%
ASSA ABLOY AB (B Shares)	1,600	85,136
Toto Ltd.	27,000	314,083
		399,219
Commercial Services & Supplies - 0.0%
Stericycle, Inc. (a)	1,700	222,836
Electrical Equipment - 0.0%
Sensata Technologies Holding BV (a)	1,300	68,133
Industrial Conglomerates - 1.7%
3M Co.	42,423	6,970,947
Danaher Corp.	86,520	7,415,629
		14,386,576
Machinery - 0.5%
Deere & Co.	2,020	178,709
Illinois Tool Works, Inc.	33,593	3,181,257
PACCAR, Inc.	14,300	972,543
Rexnord Corp. (a)	3,300	93,093
Xylem, Inc.	2,900	110,403
		4,536,005
Professional Services - 0.2%
Robert Half International, Inc.	12,900	753,102
Verisk Analytics, Inc. (a)	20,678	1,324,426
		2,077,528
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Road & Rail - 2.3%
Canadian Pacific Railway Ltd.	53,200	$ 10,245,739
Daqin Railway Co. Ltd. (A Shares)	268,700	458,306
Union Pacific Corp.	81,140	9,666,208
		20,370,253
Trading Companies & Distributors - 0.2%
Air Lease Corp. Class A	39,650	1,360,392
Noble Group Ltd.	228,377	194,837
		1,555,229
TOTAL INDUSTRIALS		56,766,033
INFORMATION TECHNOLOGY - 28.2%
Communications Equipment - 0.5%
F5 Networks, Inc. (a)	5,700	743,651
Palo Alto Networks, Inc. (a)	6,000	735,420
QUALCOMM, Inc.	34,749	2,582,893
		4,061,964
Electronic Equipment & Components - 1.1%
Amphenol Corp. Class A	176,300	9,486,703
CDW Corp.	2,600	91,442
		9,578,145
Internet Software & Services - 13.0%
Akamai Technologies, Inc. (a)	14,200	894,032
Alibaba Group Holding Ltd. sponsored ADR	19,300	2,006,042
Baidu.com, Inc. sponsored ADR (a)	3,200	729,504
Cimpress NV (a)	4,300	321,812
Constant Contact, Inc. (a)	8,202	301,013
Facebook, Inc. Class A (a)	831,506	64,874,097
Google, Inc.:
Class A (a)	32,439	17,214,080
Class C (a)	33,239	17,497,010
JUST EAT Ltd. (a)(d)	80,990	390,937
LendingClub Corp.	12,300	311,190
LinkedIn Corp. (a)	7,122	1,635,995
NAVER Corp.	160	102,984
SVMK (g)	62,998	1,036,317
Tencent Holdings Ltd.	25,200	364,617
Yahoo!, Inc. (a)	111,105	5,611,914
		113,291,544
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
IT Services - 4.2%
Alliance Data Systems Corp. (a)	2,400	$ 686,520
ASAC II LP (a)(g)	224,957	3,116,124
Fidelity National Information Services, Inc.	66,597	4,142,333
Fiserv, Inc. (a)	3,600	255,492
FleetCor Technologies, Inc. (a)	7,200	1,070,712
Gartner, Inc. Class A (a)	4,400	370,524
Global Payments, Inc.	4,800	387,504
MasterCard, Inc. Class A	194,790	16,783,106
Visa, Inc. Class A	35,510	9,310,722
		36,123,037
Semiconductors & Semiconductor Equipment - 1.8%
Analog Devices, Inc.	17,400	966,048
ASML Holding NV	5,700	614,631
Avago Technologies Ltd.	49,700	4,999,323
Broadcom Corp. Class A	18,100	784,273
Cavium, Inc. (a)	11,700	723,294
Freescale Semiconductor, Inc. (a)	50,551	1,275,402
Integrated Device Technology, Inc. (a)	9,900	194,040
KLA-Tencor Corp.	1,200	84,384
Linear Technology Corp.	5,700	259,920
M/A-COM Technology Solutions Holdings, Inc. (a)	8,908	278,642
NXP Semiconductors NV (a)	21,698	1,657,727
RF Micro Devices, Inc. (a)	14,100	233,919
Skyworks Solutions, Inc.	13,400	974,314
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	85,000	1,902,300
TriQuint Semiconductor, Inc. (a)	22,300	614,365
		15,562,582
Software - 5.1%
Activision Blizzard, Inc.	3,500	70,525
Adobe Systems, Inc. (a)	44,473	3,233,187
Intuit, Inc.	21,600	1,991,304
Manhattan Associates, Inc. (a)	700	28,504
Microsoft Corp.	332,307	15,435,660
Mobileye NV	46,665	1,703,459
Oracle Corp.	15,500	697,035
salesforce.com, Inc. (a)	178,525	10,588,318
SAP AG	1,461	102,019
ServiceNow, Inc. (a)	47,711	3,237,191
Symantec Corp.	30,700	787,609
Ultimate Software Group, Inc. (a)	33,241	4,880,277
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - continued
Workday, Inc. Class A (a)	17,800	$ 1,452,658
Xero Ltd. (a)(d)	10,693	134,708
Zendesk, Inc.	12,800	311,936
		44,654,390
Technology Hardware, Storage & Peripherals - 2.5%
Apple, Inc.	178,641	19,718,394
Samsung Electronics Co. Ltd.	1,507	1,820,877
SanDisk Corp.	1,800	176,364
Xaar PLC	24,188	145,331
		21,860,966
TOTAL INFORMATION TECHNOLOGY		245,132,628
MATERIALS - 3.3%
Chemicals - 2.9%
Agrium, Inc.	2,700	255,638
Air Products & Chemicals, Inc.	3,800	548,074
CF Industries Holdings, Inc.	4,700	1,280,938
E.I. du Pont de Nemours & Co.	3,600	266,184
Ecolab, Inc.	57,393	5,998,716
Monsanto Co.	11,131	1,329,821
Platform Specialty Products Corp. (a)	27,900	647,838
PPG Industries, Inc.	45,531	10,524,491
Sherwin-Williams Co.	17,700	4,655,808
		25,507,508
Containers & Packaging - 0.1%
Packaging Corp. of America	4,867	379,869
Rock-Tenn Co. Class A	6,434	392,345
		772,214
Metals & Mining - 0.2%
B2Gold Corp. (a)	119,500	195,430
Franco-Nevada Corp.	7,000	344,698
Ivanhoe Mines Ltd. (a)	72,500	63,651
Nucor Corp.	6,210	304,601
POSCO	775	196,198
Primero Mining Corp. (a)	60,700	233,542
Steel Dynamics, Inc.	33,300	657,342
		1,995,462
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Paper & Forest Products - 0.1%
International Paper Co.	9,700	$ 519,726
TOTAL MATERIALS		28,794,910
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
T-Mobile U.S., Inc. (a)	2,500	67,350
TOTAL COMMON STOCKS (Cost $595,962,800)		846,522,978
Preferred Stocks - 1.1%

Convertible Preferred Stocks - 1.1%
CONSUMER DISCRETIONARY - 0.1%
Diversified Consumer Services - 0.0%
Airbnb, Inc. Series D (g)	4,308	175,392
Household Durables - 0.1%
Blu Homes, Inc. Series A, 5.00% (a)(g)	174,063	875,537
TOTAL CONSUMER DISCRETIONARY		1,050,929
INFORMATION TECHNOLOGY - 1.0%
Internet Software & Services - 0.5%
Dropbox, Inc. Series C (g)	53,923	1,029,929
Pinterest, Inc.:
Series E, 8.00% (a)(g)	63,759	1,110,044
Series F, 8.00% (g)	66,300	1,154,283
Uber Technologies, Inc. Series D, 8.00% (g)	36,744	1,224,222
		4,518,478
IT Services - 0.1%
Nutanix, Inc. Series E (g)	24,249	324,852
Software - 0.4%
Cloudera, Inc. Series F (g)	9,618	196,496
Cloudflare, Inc. Series D (g)	30,199	184,984
Magic Leap, Inc. Series B, 8.00% (g)	231,802	2,679,631
		3,061,111
Preferred Stocks - continued
	Shares	Value
Convertible Preferred Stocks - continued
INFORMATION TECHNOLOGY - continued
Technology Hardware, Storage & Peripherals - 0.0%
Pure Storage, Inc. Series E (a)(g)	11,508	$ 187,120
TOTAL INFORMATION TECHNOLOGY		8,091,561
TOTAL CONVERTIBLE PREFERRED STOCKS		9,142,490
Nonconvertible Preferred Stocks - 0.0%
FINANCIALS - 0.0%
Banks - 0.0%
Royal Bank of Scotland Group PLC Series P, 6.25%	10,800	266,328
TOTAL PREFERRED STOCKS (Cost $8,306,528)		9,408,818
Bank Loan Obligations - 0.0%
Principal Amount
INDUSTRIALS - 0.0%
Building Products - 0.0%
Jeld-Wen, Inc. Tranche B, term loan 5.25% 10/15/21 (e) (Cost $425,700)	$ 430,000	425,700
Money Market Funds - 3.9%
	Shares
Fidelity Cash Central Fund, 0.13% (b)	20,074,059	20,074,059
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	14,101,764	14,101,764
TOTAL MONEY MARKET FUNDS (Cost $34,175,823)		34,175,823
TOTAL INVESTMENT PORTFOLIO - 102.3% (Cost $638,870,851)		890,533,319
NET OTHER ASSETS (LIABILITIES) - (2.3)%		(20,199,493)
NET ASSETS - 100%		$ 870,333,826
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(f) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is owned by the Fund.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $14,533,111 or 1.7% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Airbnb, Inc. Series D	4/16/14	$ 175,392
ASAC II LP	10/10/13	$ 2,249,570
Blu Homes, Inc. Series A, 5.00%	6/10/13 - 12/30/14	$ 804,171
Cloudera, Inc. Series F	2/5/14	$ 140,038
Cloudflare, Inc. Series D	11/5/14	$ 184,984
Dropbox, Inc. Series C	1/30/14	$ 1,029,994
Legend Pictures LLC	10/15/14	$ 1,301,243
Magic Leap, Inc. Series B, 8.00%	10/17/14	$ 2,679,631
Nutanix, Inc. Series E	8/26/14	$ 324,852
Pinterest, Inc. Series E, 8.00%	10/23/13	$ 926,463
Pinterest, Inc. Series F, 8.00%	5/15/14	$ 1,126,117
Pure Storage, Inc. Series E	8/22/13	$ 79,768
SVMK	12/15/14	$ 1,036,317
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$ 570,012
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 34,975
Fidelity Securities Lending Cash Central Fund	80,770
Total	$ 115,745
Other Information

The following is a summary of the inputs used, as of December 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 140,179,016	$ 137,852,454	$ 37,453	$ 2,289,109
Consumer Staples	68,748,276	68,574,466	173,810	-
Energy	18,240,426	18,240,426	-	-
Financials	117,593,253	115,673,359	1,919,894	-
Health Care	172,318,343	169,953,387	2,364,956	-
Industrials	56,766,033	55,798,807	967,226	-
Information Technology	253,224,189	236,886,231	4,093,956	12,244,002
Materials	28,794,910	28,598,712	196,198	-
Telecommunication Services	67,350	67,350	-	-
Bank Loan Obligations	425,700	-	425,700	-
Money Market Funds	34,175,823	34,175,823	-	-
Total Investments in Securities:	$ 890,533,319	$ 865,821,015	$ 10,179,193	$ 14,533,111
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Equities - Information Technology
Beginning Balance	$ 1,331,953
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	1,465,687
Cost of Purchases	7,091,945
Proceeds of Sales	(325,722)
Amortization/Accretion	-
Transfers into Level 3	2,680,139
Transfers out of Level 3	-
Ending Balance	$ 12,244,002
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2014	$ 1,465,687
Other Investments in Securities
Beginning Balance	$ 3,267,678
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	8,303
Cost of Purchases	1,693,267
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	(2,680,139)
Ending Balance	$ 2,289,109
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2014	$ 8,303

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2014

Assets
Investment in securities, at value (including securities loaned of $13,758,622) - See accompanying schedule: Unaffiliated issuers (cost $604,695,028)	$ 856,357,496
Fidelity Central Funds (cost $34,175,823)	34,175,823
Total Investments (cost $638,870,851)		$ 890,533,319
Receivable for investments sold		1,113,430
Receivable for fund shares sold		6,238
Dividends receivable		561,590
Interest receivable		63
Distributions receivable from Fidelity Central Funds		7,887
Prepaid expenses		2,037
Other receivables		2,148
Total assets		892,226,712

Liabilities
Payable to custodian bank	$ 20,843
Payable for investments purchased	184,902
Payable for fund shares redeemed	6,894,670
Accrued management fee	464,721
Other affiliated payables	151,092
Other payables and accrued expenses	74,894
Collateral on securities loaned, at value	14,101,764
Total liabilities		21,892,886

Net Assets		$ 870,333,826
Net Assets consist of:
Paid in capital		$ 617,192,805
Accumulated net investment loss		(7,711)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,487,583
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		251,661,149
Net Assets, for 57,925,764 shares outstanding		$ 870,333,826
Net Asset Value, offering price and redemption price per share ($870,333,826 ÷ 57,925,764 shares)		$ 15.02

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2014

Investment Income
Dividends		$ 6,621,023
Interest		4,766
Income from Fidelity Central Funds		115,745
Total income		6,741,534

Expenses
Management fee Basic fee	$ 4,585,591
Performance adjustment	787,741
Transfer agent fees	1,465,452
Accounting and security lending fees	281,356
Custodian fees and expenses	102,155
Independent trustees' compensation	3,390
Audit	70,448
Legal	1,871
Interest	255
Miscellaneous	5,031
Total expenses before reductions	7,303,290
Expense reductions	(12,026)	7,291,264
Net investment income (loss)		(549,730)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	25,054,252
Foreign currency transactions	(11,808)
Total net realized gain (loss)		25,042,444
Change in net unrealized appreciation (depreciation) on: Investment securities	58,942,378
Assets and liabilities in foreign currencies	(2,373)
Total change in net unrealized appreciation (depreciation)		58,940,005
Net gain (loss)		83,982,449
Net increase (decrease) in net assets resulting from operations		$ 83,432,719

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended December 31, 2014	Year ended December 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (549,730)	$ (397,139)
Net realized gain (loss)	25,042,444	8,534,112
Change in net unrealized appreciation (depreciation)	58,940,005	192,670,782
Net increase (decrease) in net assets resulting from operations	83,432,719	200,807,755
Distributions to shareholders from net realized gain	(23,957,426)	(10,117,481)
Share transactions Proceeds from sales of shares	120,892,848	220,563,698
Reinvestment of distributions	23,957,426	10,117,481
Cost of shares redeemed	(142,839,168)	(94,001,364)
Net increase (decrease) in net assets resulting from share transactions	2,011,106	136,679,815
Total increase (decrease) in net assets	61,486,399	327,370,089

Net Assets
Beginning of period	808,847,427	481,477,338
End of period (including accumulated net investment loss of $7,711 and accumulated net investment loss of $534, respectively)	$ 870,333,826	$ 808,847,427
Other Information Shares
Sold	8,384,345	16,778,477
Issued in reinvestment of distributions	1,579,199	786,322
Redeemed	(9,862,931)	(7,652,406)
Net increase (decrease)	100,613	9,912,393

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended December 31,	2014	2013	2012G
Selected Per-Share Data
Net asset value, beginning of period	$ 13.99	$ 10.05	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.01)	(.01)	- I
Net realized and unrealized gain (loss)	1.46	4.14	.05
Total from investment operations	1.45	4.13	.05
Distributions from net investment income	-	-	- I
Distributions from net realized gain	(.42)	(.19)	-
Total distributions	(.42)	(.19)	- I
Net asset value, end of period	$ 15.02	$ 13.99	$ 10.05
Total Return B, C	10.34%	41.23%	.54%
Ratios to Average Net Assets E, H
Expenses before reductions	.88%	.82%	1.18% A
Expenses net of fee waivers, if any	.88%	.82%	1.18% A
Expenses net of all reductions	.87%	.80%	1.17% A
Net investment income (loss)	(.07)%	(.07)%	.04% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 870,334	$ 808,847	$ 481,477
Portfolio turnover rate F	47%	52%	68% J

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period December 6, 2012 (commencement of operations) to December 31, 2012.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

I Amount represents less than $.01 per share.

J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2014

1. Organization.

Fidelity Advisor Series Opportunistic Insights Fund (the Fund) is a fund of Fidelity Contrafund (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Bank loan obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 12/31/14	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input*
Equities	$ 14,533,111	Discounted cash flow	Discount rate	8.0% - 30.0% / 19.0%	Decrease
			Perpetual growth rate	2.5%	Increase
		Last transaction price	Transaction price	$6.13 - $2016.58 / $378.57	Increase
		Market comparable	Discount rate	8.0% - 15.0% / 11.4%.	Decrease
			P/E multiple	10.0	Increase
			EV/Sales multiple	9.0 - 11.3 / 10.2	Increase
		Partnership NAV	Discount rate	10.0%	Decrease
		Tender offer	Tender offer	$19.10	Increase

* Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2014, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

3. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, net operating losses, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 254,133,700
Gross unrealized depreciation	(3,631,480)
Net unrealized appreciation (depreciation) on securities	$ 250,502,220

Tax Cost	$ 640,031,099

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 2,647,832
Net unrealized appreciation (depreciation) on securities and other investments	$ 250,500,901

The fund intends to elect to defer to its next fiscal year $7,711 of currency losses recognized during the period November 1, 2014 to December 31, 2014.

The tax character of distributions paid was as follows:

	December 31, 2014	December 31, 2013
Ordinary Income	$ 464,637	$ 10,117,481
Long-term Capital Gains	23,492,789	-
Total	$ 23,957,426	$ 10,117,481

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

Annual Report

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $380,125,920 and $413,551,826, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to its benchmark index, the Russell 3000 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .64% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .18% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $5,368 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,799,600.32%		$ 255

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,279 and is reflected in Miscellaneous expenses on the

Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the

Annual Report

7. Security Lending - continued

obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $80,770, including $9,639 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $11,857 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $169.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Contrafund and the Shareholders of Fidelity Advisor Series Opportunistic Insights Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Series Opportunistic Insights Fund (a fund of Fidelity Contrafund) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Series Opportunistic Insights Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 19, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Opportunistic Insights Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities.

	Pay Date	Record Date	Capital Gains
Fidelity Advisor Series Opportunistic Insights Fund	02/17/15	02/13/15	$0.048

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2014 $25,932,658, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 1% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 1.16% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Series Opportunistic Insights Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-year period, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Series Opportunistic Insights Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month period shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Series Opportunistic Insights Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of the fund's total expense ratio, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below its competitive median for 2013.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is offered only to other Fidelity funds, it continues to incur investment management expenses. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

AO1TI-ANN-0215
1.950951.102

Item 2. Code of Ethics

As of the end of the period, December 31, 2014, Fidelity Contrafund (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Advisor New Insights Fund, Fidelity Advisor Series Opportunistic Insights Fund, Fidelity Contrafund and Fidelity Series Opportunistic Insights Fund (the "Funds"):

Services Billed by PwC

December 31, 2014 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor New Insights Fund	$81,000	$-	$8,800	$10,900
Fidelity Advisor Series Opportunistic Insights Fund	$49,000	$-	$4,400	$2,000
Fidelity Contrafund	$197,000	$-	$8,800	$34,500
Fidelity Series Opportunistic Insights Fund	$57,000	$-	$4,400	$3,700

December 31, 2013 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor New Insights Fund	$80,000	$-	$9,000	$10,000
Fidelity Advisor Series Opportunistic Insights Fund	$43,000	$-	$4,300	$1,700
Fidelity Contrafund	$223,000	$-	$9,000	$32,800
Fidelity Series Opportunistic Insights Fund	$49,000	$-	$4,300	$3,100

A Amounts may reflect rounding.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by PwC

	December 31, 2014A	December 31, 2013 A,B
Audit-Related Fees	$5,950,000	$4,920,000
Tax Fees	$-	$-
All Other Fees	$-	$50,000

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	December 31, 2014 A	December 31, 2013 A
PwC	$8,175,000	$5,595,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Contrafund

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	February 26, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	February 26, 2015
By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	February 26, 2015